                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT No. 3)
Filed by the Registrant /X/ Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                            SEVEN J STOCK FARM, INC.
                  (name of Registrant Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
/ /  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          Common Stock, $1 par value
     2)   Aggregate number of securities to which transaction applies: 58,000
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) $3.89*
     4)   Proposed maximum aggregate value of transaction: $225,620
     5)   Total fee paid: $18.25

     * The price per unit is the product of the pre-reverse split price of $3.89 per share of old common stock to be paid for fractional shares.

/X/  Fee paid previously with preliminary materials
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     Amount Previously Paid: ______________
     Form or Registration Number: _________
     Filing Party: ________________________
     Date Filed: __________________________

                            SEVEN J STOCK FARM, INC.
                       16945 Northchase Drive, Suite 1800
                              Houston, Texas 77060
                                  281-874-2101

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD September 24, 2003

As a shareholder of Seven J Stock Farm, Inc. (the "Company"), you are hereby given notice of and invited to attend in person or by proxy a Special Meeting of the Shareholders of the Company to be held at the Company's corporate offices at 16945 Northchase Drive, Suite 1800, Houston, Texas 77060 on September 24, 2003 at 10:00 a.m. for the following purposes:

     1. To consider and act upon a proposed Reverse Stock Split of the Company's existing common stock that would result in:
                  a. The shareholders receiving one share of new common stock for every one thousand shares of our old common stock that they currently own, and
                  b. An amendment to the Company's Articles of Incorporation to reduce the Company's authorized existing common stock from 1,500,000 to 1,500 authorized shares, which is in proportion to the Reverse Stock Split. The Reverse Stock Split and related cash purchase by the Company of fractional shares for $3.89 per share of old Common Stock resulting from the Reverse Stock Split is proposed to take the Company private and take it out of the reporting system of the Securities Exchange Act of 1934, as amended.
     2. To transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on July 31, 2003 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting and any adjournment thereof. Only shareholders at the close of business on the Record Date are entitled to notice of the meeting and a vote at such meeting. The transfer books will not be closed.

You are cordially invited to attend the meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, MANAGEMENT DESIRES TO HAVE THE MAXIMUM REPRSENTATION AT THE MEETING AND RESPECTFULLY REQUESTS THAT YOU DATE, EXECUTE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A proxy may be revoked by a shareholder by notifying the Secretary of the Company in writing at any time prior to its use, by executing and delivering a subsequent proxy or by personally appearing at the Special Meeting and casting your vote, each as specified in the enclosed proxy statement.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/John R. Parten
                                 -----------------
                                 John R. Parten, Chairman

August 25, 2003

                               SUMMARY TERM SHEET

WHY IS THE COMPANY PROPOSING A REVERSE STOCK SPLIT?

The one for one thousand Reverse Stock Split and purchase of fractional shares has been unanimously approved by our Board of Directors and is proposed to take us private by reducing the number of shareholders of record to fewer than 300, thereby: (i) relieving us of the costs of filing public documents, (ii) relieving the Company from the ongoing and increasing risks and obligations of regulation under the Securities Exchange Act of 1934, as amended, and (iii) allowing us to continue our long-term business plans.

Please refer to the discussion set forth herein under the caption "PURPOSE AND REASONS FOR THE REVERSE STOCK SPLIT."

WHAT WILL I RECEIVE IF THE REVERSE STOCK SPLIT IS APPROVED?

If the Reverse Stock Split is approved by the shareholders and implemented:

-Each share of existing Common Stock, par value $1.00 (the "Old Common Stock") will be exchanged for 1/1,000 of a share of new common stock, par value $1,000 (the "New Common Stock").

-No new certificates representing fractional shares will be issued. Instead, fractional shares will be purchased from holders at a rate of $3.89 per whole share of Old Common Stock. This transaction will not involve commissions or transaction fees that would be charged if you sold shares on the open market. We estimate that up to an aggregate of approximately $225,620 will be paid to approximately 730 of our shareholders for their resulting fractional shares.

A detailed discussion is set forth herein under the captions "EXCHANGE OF CERTIFICATES AND PAYMENT OF FRACTIONAL SHARES," "CERTAIN EFFECTS OF REVERSE STOCK SPLIT PROPOSAL ON THE COMPANY'S SHAREHOLDERS," and "FEDERAL INCOME TAX CONSEQUENCES."

HOW WILL THE ARTICLES OF INCORPORATION BE AMENDED?

Our Articles of Incorporation will be amended to reduce the number of authorized shares of our Old Common Stock in the same one for one thousand ratio, from 1,500,000 shares to 1,500 authorized shares, which is in proportion to the Reverse Stock Split.

See the information set forth herein under the caption "PROPOSAL-REVERSE STOCK SPLIT AND RELATED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION."

WHAT DOES GOING PRIVATE MEAN?

If the Reverse Stock Split is approved, after the transaction is completed, we estimate that we will have approximately 33 shareholders, which is fewer than 300 shareholders of record remaining. Therefore, we will terminate the registration of our Old Common Stock under the Securities Exchange Act of 1934, as amended, as soon as possible after the approval by the shareholders by filing a Form 15 with the Securities and Exchange Commission. As a result, after the registration is terminated, our Old Common Stock will no longer be traded over-the-counter in the Pink Sheets, and there will be no public market for the New Common Stock.

Additionally, once our registration is terminated, we will not have to provide our shareholders with information that we currently provide, such as annual, quarterly and other reports required to be filed by us with the Securities and Exchange Commission (the "SEC").

Please refer to the discussion herein under the caption "CERTAIN EFFECTS OF REVERSE STOCK SPLIT PROPOSAL ON THE COMPANY'S SHAREHOLDERS."

DO I HAVE APPRAISAL OR DISSENTER'S RIGHTS?

Under Texas law, the law governing the Reverse Stock Split, you do not have the right to demand the appraised value of your shares (dissenter's rights) if you vote against the proposed transaction.

More detailed information is set forth herein under the caption "APPRAISAL RIGHTS AND DISSENTER'S RIGHTS."

                                TABLE OF CONTENTS

VOTING PROCEDURES................................................................6
SPECIAL FACTORS..................................................................6
INFORMATION ABOUT AFFLIATES......................................................9
JOHN R. PARTEN...................................................................9
BETTY ANNE FRANKE TRUST.........................................................10
WILLIAM C. BENNETT..............................................................10
BRUCE FRANKE....................................................................10
JOHN R. PARTEN..................................................................11
BETTY ANNE FRANKE TRUST.........................................................11
WILLIAM C. BENNETT..............................................................11
BRUCE FRANKE....................................................................12
BACKGROUND......................................................................13
PRICE RANGE OF COMMON STOCK.....................................................14
REPORTS RELATING TO THE REVERSE STOCK SPLIT.....................................14
REPORT OF HOWARD, FRAZIER, BARKER & ELLIOTT, INC................................15
  VALUATION ANALYSIS............................................................17
  ANALYSIS OF COMPARABLE PUBLICLY-TRADED COMPANIES..............................17
  SELECTED MERGER & ACQUISITION TRANSACTIONS....................................17
  DISCOUNTED CASH FLOW ANALYSIS.................................................18
  NET ASSET VALUE...............................................................18
  LIQUIDATION ANALYSIS..........................................................21
  HISTORICAL TRADING PRICES.....................................................22
  ALTERNATIVES..................................................................22
  VALUATION CONCLUSION..........................................................23
SMITH REPORT....................................................................23
HUDDLESTON REPORT...............................................................24
HAWKINS REPORT..................................................................26
BOARD OF DIRECTORS DETERMINATION................................................26
FAIRNESS OF THE REVERSE STOCK SPLIT PROPOSAL....................................29
EXCHANGE OF CERTIFICATES AND PAYMENT OF FRACTIONAL SHARES.......................32
CERTAIN EFFECTS OF REVERSE STOCK SPLIT PROPOSAL ON THE COMPANY'S SHAREHOLDERS...33
FEDERAL INCOME TAX CONSEQUENCES.................................................34
APPRAISAL RIGHTS AND DISSENTER'S RIGHTS.........................................35
OWNERSHIP OF VOTING SECURITIES OF THE COMPANY...................................35
PERSONS MAKING THE SOLICITATION.................................................36
ACCOUNTANTS.....................................................................36
REVOCABILITY OF PROXY...........................................................36
OTHER MATTERS...................................................................37
ANNUAL MEETING OF THE SHAREHOLDERS..............................................37
FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE............................37

AVAILABLE INFORMATION...........................................................37
EXHIBIT I - ARTICLES OF AMENDMENT...............................................38
EXHIBIT II - FORM 10-KSB/A NO.1.................................................40
EXHIBIT III - FORM 10-QSB.......................................................91
EXHIBIT IV - INDEPENDENT AUDITORS' REPORT......................................106

            PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                           HELD ON SEPTEMBER 24, 2003

Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of Seven J Stock Farm, Inc., a Texas corporation ("Seven J" or the "Company"), for use at the Special Meeting of Shareholders (the "Meeting") to be held September 24, 2003 at 10:00 a.m. at the offices of the Company at 16945 Northchase Drive, Suite 1800, Houston, Texas 77060-2151. This Proxy Statement is dated August 25, 2003. This Proxy Statement and the form of proxy will be first mailed to shareholders on or about August 25, 2003.

At the Meeting, the shareholders will consider and vote upon a proposal to amend the Company's Articles of Incorporation to effect a one for one thousand reverse stock split of the Company's Old Common Stock, par value $1.00 and the issuance of cash in lieu of fractional shares to holders who, as a result of that split, will hold less that one share of the Company's New Common Stock (the "Reverse Stock Split").

The Company's Board of Directors knows of no other matters that are expected to come before the Meeting.

Only holders of record as of the close of business on July 31, 2003 (the "Record Date"), of the Company's Old Common Stock, $1.00 par value per share will be entitled to notice of, and to vote at, the Meeting. As of the date of this Proxy Statement, 1,451,000 shares of Old Common Stock were issued and outstanding. Old Common Stock is the only class of stock of the Corporation issued and outstanding. Holders of Old Common Stock are entitled to one vote per share held by them, and holders of Old Common Stock generally vote together as a class on all matters.

The Board of Directors of the Company, as a group, has the right to vote 74.28% of the Old Common Stock of the Company and has indicated that it will vote the shares of Old Common Stock for which it has voting authority in favor of the proposal set forth in this Proxy Statement. Therefore, we anticipate that the proposal will be approved.

Shareholders may vote in person or by proxy. Granting a proxy does not affect a shareholder's right to attend the Meeting and vote in person. Any shareholder of the Company has the unconditional right to revoke a proxy at any time prior to the voting thereof by (i) notifying the Secretary of the Company with a written notice thereof addressed to the Company at 16945 Northchase Drive, Suite 1800, Houston, Texas 77060; (ii) executing and delivering a subsequent proxy; or (iii) personally appearing at the Meeting and casting a contrary vote. No revocation shall be effective unless and until notice of such revocation has been received by the Company at or prior to the Meeting.

The persons named as attorneys in the proxy are John R. Parten and Virginia Cortinas.

Employees of Seven J will respond to inquiries from the public with respect to this proxy solicitation.

An annual report to the shareholders on Form 10-KSB for the fiscal year ended October 31, 2002 and the Quarterly Reports on Form 10-QSB for the quarters ended January 31 and April 30, 2003 have been furnished to all shareholders entitled to vote concurrently with these proxy materials. Certain matters which are identified below, set forth in the Forms 10-KSB and 10-QSB referenced above have been incorporated by reference into this Proxy Statement.

                                VOTING PROCEDURES

John R. Parten and Virginia Cortinas will vote all shares represented by properly executed proxies returned in time to be counted at the Meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Old Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. As John R. Parten, the President of Seven J, has beneficial ownership of 74.25% of the Company's Old Common Stock, the presence of Mr. Parten at the Meeting or by proxy will constitute a quorum at the Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting as specified by such proxies. Where a vote has been specified in a proxy with respect to the matters identified in the Notice of the Special Meeting, the shares represented by proxy will be voted in accordance with those voting specifications. Shares represented by the proxy will be voted in accordance with those voting specifications. Shares represented by proxy will be voted in favor of each proposal identified in the Notice of the Special Meeting if no voting instructions are indicated. If any other matter should be presented at the Meeting upon which a vote may properly be taken, John
R. Parten and Virginia Cortinas, in their capacity as proxies, will vote shares represented by all proxies received by the Board of Directors in accordance with their judgment.

Any shareholder of the Company has the unconditional right to revoke a proxy at any time prior to the voting thereof by (i) notifying the Secretary of the Company with a written notice thereof addressed to the Company at 16945 Northchase Drive, Suite 1800, Houston, Texas 77060; (ii) executing and delivering a subsequent proxy; or (iii) personally appearing at the Meeting and casting a contrary vote. No revocation shall be effective unless and until notice of such revocation has been received by the Company at or prior to the Meeting.

Votes at the Meeting will be tabulated by one or more independent inspectors of elections appointed by the Company's Board of Directors.

The affirmative vote of two-thirds (2/3) of shares present (in person or by proxy) and voting on that matter is required for approval of the Reverse Stock

Split. Shares voted to abstain and broker-non votes, since they are not affirmative votes for a matter, will have the same effect as votes against that matter.

Because the members of the Company's Board of Directors have indicated that they intend to vote in favor of the proposal, and since the Board of Directors as a group controls 74.28% of the outstanding shares of Old Common Stock, the proposal is expected to be approved, regardless of the vote of Seven J's other shareholders.

                                 SPECIAL FACTORS

PURPOSE AND REASONS FOR THE REVERSE STOCK SPLIT

The Company and John R. Parten, Robert F. Pratka, W.C. Bennett and Bruce Franke (collectively, the "Filing Persons") have determined that the purpose for the Reverse Stock Split is to maximize shareholder value by relieving the Company of the costs and obligations of remaining a public company reporting pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and providing a source of liquidity for shareholders of small amounts of stock. The Filing Persons believe that because of the Company's continuing losses and illiquid assets, the Old Common Stock has and will continue to remain at a low value and to remain very thinly traded. The Company has sustained losses over the last several years, and the Filing Persons hope that the reduction in expenses by going private may permit the Company to reach a break even point once again. The Company has two primary business segments, ranching and oil and gas royalty interests (including pipeline income). While the ranching operations are a significant asset in the balance sheet, it has been very difficult to maintain positive revenues from those operations and, in fact, most cash revenues supporting the Company have been derived from its royalty income and associated pipeline activities. The oil and gas production from the Company's property is mature and actual production has been decreasing, and is expected to continue to decline. For the foreseeable future, the Filing Persons believe that these business segments and their related income streams will not increase, and in fact, may decrease, making cost cutting an imperative action for the Company's continuing viability. There can be no assurance, however, that the expense of going private can be offset by the reduction in costs, or that the reduction in costs will be sufficient to restore the Company to a break-even point, in light of its declining revenues.

In its analysis of costs and benefits, the Company prepared the following table summarizing the Company's experience over the last five years of the costs and benefits derived as a public company.

                                                   5 Year
                                                   Total**         Average Annual
                                                   ------------    --------------
Net Loss                                           $   (715,000)   $   (143,000)

Dividends Paid                                     $     58,000    $     11,600

Salaries of Officers*                              $    100,800    $     20,160

Legal and Accounting Costs of
Public Company Reporting                           $    339,576    $     67,915

*also shareholders.
**fiscal years 1998, 1999, 2000, 2001, 2002

During the immediately preceding 5-year period, the Filing Persons believe that the legal and accounting costs of remaining a public company have exceeded the total benefits received by the shareholders for the same time. Approximately 80% of the legal and accounting costs of the period are due directly to the Company's status as a public company. The Filing Persons believe that eliminating the expenses associated with maintaining public company status will increase the Company's ability to reduce the losses it is currently suffering, while giving a fair price to those shareholders being cashed out. Additionally, the Filing Persons believe that the costs of maintaining public company status will increase significantly following the implementation of the Sarbanes-Oxley Act reforms. The Filing Persons expect no change in the situation regarding the value and trading history of the Old Common Stock for the foreseeable future and have determined that this is an appropriate time to engage in the going private transaction.

More specifically, the Filing Persons believe that there are considerable and inappropriate costs to the Company and its affiliated and nonaffiliated shareholders in remaining a public reporting company. As part of its registration under the Exchange Act, the Company incurs significant direct and indirect costs associated with compliance with the filing and reporting requirements imposed on public companies. Examples of direct cost savings from termination of registration of the Old Common Stock include lower legal and accounting fees; printing and mailing costs; less complicated disclosure due to the Company's private status; reduction in direct expenses such as EDGARizing and related charges associated with Securities and Exchange Commission ("SEC") filings; and elimination of the charges of brokers and transfer agents in forwarding materials to beneficial owners. The Filing Persons believe the Company can eliminate eighty percent (80%) of its accounting and legal expenses by terminating its public company status. Additional compliance procedures mandated by the Sarbanes-Oxley Act are likely to further increase the costs of reporting under the Exchange Act and increase the Company's audit fees. For those shareholders remaining, however, there can be no assurance that the cost of the going private transaction can be recouped from the cost savings and that these cost savings will ultimately permit the Company to restore its operations to break-even.

Based on its experience in prior years, the Company's direct costs, which include a portion of the fees and expenses of independent auditors, printing, and mailing are estimated at approximately $76,000 annually. This amount is just an estimate, and the actual savings to be realized may be higher or lower than such estimate. The Company cannot guarantee that the benefits of going private will be accomplished as rapidly as currently expected, or at all.

The Reverse Stock Split would not only reduce the direct and indirect costs of maintaining public company status, but would also provide a cash payment to holders in lieu of fractional shares. Unaffiliated and affiliated shareholders will benefit from the Reverse Stock Split in that they will receive a cash payment for all or a portion of their existing holdings. Unaffiliated and affiliated holders of fewer than 1,000 shares would receive a cash payment for their entire interest in the Company, which the Company believes provides a substantial benefit since there is currently not a vibrant trading market for the Company's Old Common Stock. Both affiliated and unaffiliated shareholders of 1,000 or more shares of the Company's Old Common Stock would receive New Common Stock for the whole number of shares they will own and a cash payment in lieu of the fractional shares they would otherwise be entitled to receive as a result of the Reverse Stock Split. The holders of New Common Stock will continue their interests in the Company's businesses.

The receipt of New Common Stock solely in exchange for Old Common Stock will not result in recognition of gain or loss to the remaining shareholders. The adjusted tax basis of the shareholder's New Common Stock will be the same as the shareholder's adjusted tax basis in the Old Common Stock. The holding period of New Common Stock received solely in exchange for New Common Stock will include the shareholder's holding period in the Old Common Stock. No gain or loss will be recognized by the Company upon the Reverse Stock Split.

Shareholders who receive cash in lieu of fractional shares of New Common Stock will be treated as receiving cash as payment in exchange for their fractional shares of New Common Stock, and they will be entitled to recognize a gain or loss on sale, and based on the difference between the amount of cash received and the adjusted basis of the fractional shares surrendered for cash. The gain or loss may qualify as a capital gain or loss, depending on the holding period and the nature of the holding.

                           INFORMATION ABOUT AFFLIATES

With respect to affiliates, there are six affiliated persons participating as shareholders. Three of those persons (who collectively own a total of 357 shares) will be cashed out completely and no longer be shareholders of the Company. As a result, they will experience a taxable gain on the completion of the Reverse Stock Split. Of the three remaining affiliates, two will own less than 7% of the New Common Stock, and will also receive cash for a total of 1,071 shares. The sixth shareholder, John R. Parten, currently owns 1,077,425 shares of Old Common Stock and will own 1077 shares of New Common Stock and receive cash for 425 shares of Old Common Stock. The three affiliates who continue as holders of New Common Stock will experience gain with respect to the shares cashed out, and will maintain their current tax basis in the shares they will receive in the Reverse Stock Split. Of the Filing Persons, Mr. Parten, Mr. Franke, Mr. Bennett and Mr. Pratka will personally participate as shareholders in the Reverse Stock Split, and Mr. Franke, Mr. Bennett and Mr. Pratka will have all interests they personally own cashed out as fractional shares. Farmers Oil Company is owned and controlled by Mr. Parten, and owns shares in the Company. Mr. Franke is a beneficiary of the Betty Anne Franke Trust, although he disclaims direct ownership or control as the trust is administered by an independent trustee. Farmers Oil Company and the Betty Anne Franke Trust will remain as shareholders of New Common Stock and will also receive cash for their fractional shares.

While the Company believes the Reverse Stock Split will result in the benefits described, there are certain disadvantages. Affiliated and unaffiliated shareholders owning fewer than 1,000 shares of Old Common Stock will lose their ownership interest in the Company and will not participate in the future growth of the Company. The Company will become a private company, and continuing shareholders will not have the opportunity for a public market for the Company's securities to develop unless the Company re-registers under the Exchange Act in the future, which is not anticipated. Termination of the Company's reporting obligations under the Exchange Act will substantially reduce the information that the Company is required to furnish to its affiliated and unaffiliated shareholders or make publicly available. Additionally, various provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b) of the Exchange Act, proxy statement disclosure in connection with shareholders meetings and the related requirement of an annual report to shareholders will no longer apply to the Company. Executive officers, directors and other affiliates will no longer be subject to any of the reporting requirements and restriction of the Exchange Act, including without limitation the reporting and short-swing profit provisions of Section 16 and reporting requirements of Section 13(d).

The following sets forth a pro forma analysis of the number of shares and book value per share of each affiliate participating in the going private transaction.

SEVEN J STOCK FARM, INC. AND SUBSIDIARY

EFFECTS OF THE GOING PRIVATE TRANSACTION ON EACH AFFILIATE'S INTEREST

(IN THOUSANDS EXCEPT FOR SHARE, NET BOOK VALUE, AND NET EARNINGS DATA) AS OF AND FOR THE YEAR ENDED OCTOBER 31, 2002 (restated as of June 2003)

                                                                                                         New Common
AFFILIATES:                                                Old Common Stock          Adjustment               Stock
      JOHN R. PARTEN
        SHARES OF COMMON STOCK                                    1,077,425                (425)              1,077
        NET BOOK VALUE - DOLLAR                              $      666,801{A2}  $      147,243      $      519,558
        NET BOOK VALUE - PERCENTAGE                                   74.25%               3.06%              77.32%

        NET EARNINGS - DOLLAR                                $       49,750{A3}  $        2,051      $       51,801
        NET EARNINGS (LOSS) - PERCENTAGE                              74.25%               3.06%              77.32%

      BETTY ANNE FRANKE TRUST
        SHARES OF COMMON STOCK                                       58,614                (614)                 58
        NET BOOK VALUE - DOLLAR                              $       36,275{A2}  $       (8,295)     $       27,980{B2}
        NET BOOK VALUE - PERCENTAGE                                    4.04%               0.12%               4.16%
        NET EARNINGS - DOLLAR                                $        2,707{A3}  $           83      $        2,790{B3}
        NET EARNINGS (LOSS) - PERCENTAGE                               4.04%               0.12%               4.16%

      FARMERS OIL COMPANY
        SHARES OF COMMON STOCK                                       29,457                (457)                 29
        NET BOOK VALUE - DOLLAR                              $       18,230{A2}  $       (4,241)     $       13,990{B2}
        NET BOOK VALUE - PERCENTAGE                                    2.03%               0.05%               2.08%
        NET EARNINGS  - DOLLAR                               $        1,360{A3}  $           35               1,395{B3}
        NET EARNINGS (LOSS) - PERCENTAGE                               2.03%               0.05%               2.08%

      WILLIAM C. BENNETT
        SHARES OF COMMON STOCK                                          142                (142)                  -
        NET BOOK VALUE - DOLLAR                              $           88{A2}  $          (88)     $            -{B2}
        NET BOOK VALUE - PERCENTAGE                                    0.01%              -0.01%               0.00%
        NET EARNINGS - DOLLAR                                $            7{A3}  $           (7)     $            -{B3}
        NET EARNINGS (LOSS) - PERCENTAGE                               0.01%              -0.01%               0.00%
                                                                                                                  -

      ROBERT F. PRATKA
        SHARES OF COMMON STOCK                                          131                (131)                  -
        NET BOOK VALUE - DOLLAR                              $           81{A2}  $          (81)     $            -{B2}
        NET BOOK VALUE - PERCENTAGE                                    0.01%              -0.01%               0.00%
        NET EARNINGS - DOLLAR                                $            6{A3}  $           (6)     $            -{B3}
        NET EARNINGS (LOSS) - PERCENTAGE                               0.01%              -0.01%               0.00%
                                                                                                                  -

      BRUCE FRANKE
        SHARES OF COMMON STOCK                                           84                 (84)                  -
        NET BOOK VALUE - DOLLAR                              $           52{A2}  $          (52)     $            -{B2}
        NET BOOK VALUE - PERCENTAGE                                    0.01%              -0.01%               0.00%
        NET EARNINGS - DOLLAR                                $            4{A3}  $           (4)     $            -{B3}
        NET EARNINGS (LOSS) - PERCENTAGE                               0.01%              -0.01%               0.00%
                                                                                                                  -

                                                                                                         New Common
TOTAL AFFILIATED SECURITY HOLDERS                          Old Common Stock          Adjustment               Stock
      AFFILIATED SECURITY HOLDERS
        SHARES OF COMMON STOCK                                    1,165,853              (1,853)              1,164
        NET BOOK VALUE - DOLLAR                              $      721,527{A2}  $     (160,000)     $      561,528{B2}
        NET BOOK VALUE - PERCENTAGE                                   80.35%               3.21%              83.56%
        NET EARNINGS - DOLLAR                                $       53,833{A3}  $        2,152      $       55,986{B3}
        NET EARNINGS (LOSS) - PERCENTAGE                              80.35%               3.21%              83.56%

                                                                                                         New Common
UNAFFILIATED SECURITY HOLDERS                               Old Common Stock         Adjustment               Stock
      UNAFFILIATED SECURITY HOLDERS
        SHARES OF COMMON STOCK                                      285,147             (56,147)                229
        NET BOOK VALUE - DOLLAR                              $      176,473{A2}  $      (66,000)     $      110,472{B2}
        NET BOOK VALUE - PERCENTAGE                                   19.65%              -3.21%              16.44%
        NET EARNINGS - DOLLAR                                $       13,167{A3}  $       (2,152)     $       11,014{B3}
        NET EARNINGS (LOSS) - PERCENTAGE                              19.65%              -3.21%              16.44%

SEVEN J STOCK FARM, INC. AND SUBSIDIARY

EFFECTS OF THE GOING PRIVATE TRANSACTION ON EACH AFFILIATE'S INTEREST

(IN THOUSANDS EXCEPT FOR SHARE, NET BOOK VALUE, AND NET EARNINGS DATA)

AS OF AND FOR THE SIX MONTH'S ENDED APRIL 30, 2003

                                                                                                         New Common
AFFILIATES:                                                 Old Common Stock         Adjustment               Stock
      JOHN R. PARTEN
        SHARES OF COMMON STOCK                                    1,077,425                (425)              1,077
        NET BOOK VALUE - DOLLAR                              $      517,550{A2}  $     (153,396)     $      364,154
        NET BOOK VALUE - PERCENTAGE                                   74.25%               3.06%              77.32%
        NET EARNINGS (LOSS) - DOLLAR                         $     (149,250){A3} $       (6,153)     $      155,403
        NET EARNINGS (LOSS) - PERCENTAGE                              74.25%               3.06%              77.32%

      BETTY ANNE FRANKE TRUST
        SHARES OF COMMON STOCK                                       58,614                (614)                 58
        NET BOOK VALUE - DOLLAR                              $       28,156{A2}  $       (8,545)             19,611{B2}
        NET BOOK VALUE - PERCENTAGE                                    4.04%               0.12%               4.16%
        NET EARNINGS (LOSS) - DOLLAR                         $       (8,102){A3} $         (249)     $       (8,369){B3}
        NET EARNINGS (LOSS) - PERCENTAGE                               4.04%               0.12%               4.16%

      FARMERS OIL COMPANY
        SHARES OF COMMON STOCK                                       29,457                (457)                 29
        NET BOOK VALUE - DOLLAR                              $       14,150{A2}  $       (4,344)     $        9,805{B2}
        NET BOOK VALUE - PERCENTAGE                                    2.03%               0.05%               2.08%
        NET EARNINGS (LOSS) - DOLLAR                         $       (4,081){A3} $         (104)     $       (4,184){B3}
        NET EARNINGS (LOSS) - PERCENTAGE                               2.03%               0.05%               2.08%

      WILLIAM C. BENNETT
        SHARES OF COMMON STOCK                                          142                (142)                  -
        NET BOOK VALUE - DOLLAR                              $           68{A2}  $          (68)     $            -{B2}
        NET BOOK VALUE - PERCENTAGE                                    0.01%              -0.01%               0.00%
        NET EARNINGS (LOSS) - DOLLAR                         $          (20){A3} $           20      $            -{B3}
        NET EARNINGS (LOSS) - PERCENTAGE                               0.01%              -0.01%               0.00%
                                                                                                                  -

      ROBERT F. PRATKA
        SHARES OF COMMON STOCK                                          131                (131)                  -
        NET BOOK VALUE - DOLLAR                              $           63{A2}  $          (63)     $            -{B2}
        NET BOOK VALUE - PERCENTAGE                                    0.01%              -0.01%               0.00%
        NET EARNINGS (LOSS) - DOLLAR                         $          (18){A3} $           18      $            -{B3}

        NET EARNINGS (LOSS) - PERCENTAGE                               0.01%              -0.01%               0.00%
                                                                                                                  -

      BRUCE FRANKE
        SHARES OF COMMON STOCK                                           84                 (84)                  -
        NET BOOK VALUE - DOLLAR                              $           40{A2}  $          (40)     $            -{B2}
        NET BOOK VALUE - PERCENTAGE                                    0.01%              -0.01%               0.00%
        NET EARNINGS (LOSS) - DOLLAR                         $       (12) 4{A3}  $           12      $            -{B3}
        NET EARNINGS (LOSS) - PERCENTAGE                               0.01%              -0.01%               0.00%
                                                                                                                  -

                                                                                                         New Common
TOTAL AFFILIATED SECURITY HOLDERS                           Old Common Stock         Adjustment               Stock
      AFFILIATED SECURITY HOLDERS
        SHARES OF COMMON STOCK                                    1,165,853              (1,853)              1,164
        NET BOOK VALUE - DOLLAR                              $      560,027{A2}  $     (166,457)     $      393,571{B2}
        NET BOOK VALUE - PERCENTAGE                                   80.35%               3.21%              83.56%
        NET EARNINGS (LOSS) - DOLLAR                         $     (161,500){A3} $       (6,457)     $     (167,957){B3}
        NET EARNINGS (LOSS) - PERCENTAGE                              80.35%               3.21%              83.56%

                                                                                                         New Common
UNAFFILIATED SECURITY HOLDERS                               Old Common Stock         Adjustment               Stock
      UNAFFILIATED SECURITY HOLDERS
        SHARES OF COMMON STOCK                                      285,147             (56,147)                229
        NET BOOK VALUE - DOLLAR                              $      136,973{A2}  $      (59,543)     $       77,429{B2}
        NET BOOK VALUE - PERCENTAGE                                   19.65%              -3.21%              16.44%
        NET EARNINGS (LOSS) - DOLLAR                         $      (39,500){A3} $        6,457      $      (33,043){B3}
        NET EARNINGS (LOSS) - PERCENTAGE                              19.65%              -3.21%              16.44%

*The pro forma adjustments above represent the adjustments reflecting the approval of the 1000 for 1 Reverse Stock Split in which each share of $1 par value Old Common Stock is reclassified into 1/1000 of a share of $1,000 par value New Common Stock. As part of the Reverse Stock Split, 58,000 fractional shares are to be cashed-out and payments made to shareholders in lieu of fractional shares at a per share price of $3.89 totaling $225,620. The pro forma adjustment of $58,000 represents the purchase of the fractional shares at par value ($1.00/share) and is charged to common stock. The pro forma adjustment of $167,620 represents the excess purchase price ($3.89/share) over the par value ($1.00/share) of the fractional shares and is charged to accumulated deficit in accordance with the retirement method of acquiring treasury stock. The pro forma weighted average number of shares outstanding and net loss per share information has been restated to reflect the effects of the Reverse Stock Split.

{A1} Common stock, par value $1 per share: authorized 1,500,000 shares; issued and outstanding 1,451,000 shares
{B1} Common stock, par value $1,000 per share: authorized 1,500 shares; issued and outstanding 1,393 shares
{A2} 1,451,000 shares outstanding.
{B2} 1,393 shares outstanding.
{A3} 1,451,000 weighted average shares outstanding.
{B3} 1,393 weighted average shares outstanding.

If the Reverse Stock Split is approved and implemented, the Company believes that the number of shareholders of record of the Company's common shares will be fewer than 300. The Company intends to terminate the registration of the Old Common Stock under the Exchange Act pursuant to Section 12(g)(4) of the Exchange Act. The decision by the Company to terminate Exchange Act registration upon implementation of the Reverse Stock Split does not require shareholder approval and will not be voted on at the Meeting. The Company's duty to file periodic reports with the SEC, such as quarterly and annual reports, will end and the Company's Old Common Stock will no longer be traded over-the-counter in the Pink Sheets.

In consideration of the aforementioned reasons, the Company's Board of Directors on October 30, 2002 approved, subject to approval by the Company's shareholders, a proposal to effect the Reverse Stock Split and the Amendment of the Articles. The Board of Directors subsequently met on February 17, 2003 and ratified its original approval of the Reverse Stock Split and Amendment of the Articles.

                                   BACKGROUND

The Company had 1,451,000 shares of Old Common Stock issued on the Record Date. If the Reverse Stock Split is approved and implemented, each share of Old Common Stock will automatically be reclassified into 1/1000 of a fully paid and non-assessable share of New Common Stock without any further action on the part of the shareholders. Assuming no change in the number of outstanding shares from the Record Date, if the Reverse Stock Split is approved, the currently outstanding shares of Old Common Stock will be converted into approximately 1,393 shares of New Common Stock held by 33 shareholders. The Company estimates that approximately 730 shareholders will hold fractional shares after the Reverse Stock Split which fractional shares will be purchased at a total cost of approximately $225,620. The total average number of shares to be cashed out is 79 shares per shareholder and the average number of shares to be cashed out by shareholders owning fewer than 1,000 shares is 66.

To those shareholders who would be cashed out, the Reverse Stock Split would terminate their interest in the ongoing business of the Company and provide a cash payment to holders in lieu of their shares. The Company and the Filing Persons believe that the cash price per share provides a substantial benefit since there is currently no established trading market for the Company's Old Common Stock, so the ability of all of the unaffiliated shareholders to liquidate their stock is limited. Further, the Company's ongoing business is comprised of two elements: ranching and operations related to its oil and gas royalties, including royalty income and pipeline income. The Company does not currently believe it will experience significant growth or asset appreciation in either business segment and believes it is offering a fair cash price in exchange for an illiquid stock with low prospects for added value.

While the Company and the Filing Persons believe the Reverse Stock Split will result in the benefits described above, there are certain disadvantages. Affiliated and unaffiliated shareholders owning fewer than 1,000 shares of Old Common Stock will lose their ownership interest in the Company and will not participate in the future business of the Company. If Management's conclusions about the decreasing business opportunities prove incorrect, shareholders who cashed out would not participate in any unexpected growth. Shareholders who are cashed out will also not be able to easily monitor any progress or change in the Company because public information will no longer be available. Continuing shareholders will not have the opportunity for a public market for the Company's securities to continue. Termination of the Company's reporting obligations under the Exchange Act will substantially reduce the information that the Company is required to furnish to its shareholders or make publicly available. The anti-fraud provisions of Section 10b-5 and related state law provisions, however, will continue to apply after the going private transaction. Provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b) of the Exchange Act, proxy statement disclosure in connection with shareholders meetings and the related requirement of an annual report to shareholders will no longer apply to the Company. Executive officers, directors and other affiliates will no longer be subject to any of the reporting requirements and restriction of the Exchange Act, including without limitation the reporting and short-swing profit provisions of Section 16 or Section 13(d).

                           PRICE RANGE OF COMMON STOCK

The Company's securities are not traded on any public exchange, but are traded over the counter in the Pink Sheets under the symbol SEVJ. There is no established trading market for the securities, except for limited or sporadic quotations. The prices reflect interdealer prices without retail mark-ups, markdowns or commissions, and may not necessarily represent actual transactions. The most recent quarterly high and low trading prices for the Company are as follows:

                             2003                     2002                   2001
     QUARTER            High       Low         High          Low        High       Low
     -----------------------------------------------------------------------------------
     First            $  4.008   $  3.509     $  2.50      $  2.50     $  3.00   $  3.00
     Second           $  4.008   $  3.01      $  3.50      $  2.50     $  3.00   $  2.00
     Third            $  4.008   $  3.125     $  3.50      $  3.50     $  3.00   $  2.00
     Fourth                                   $  3.50      $  3.45     $  2.50   $  2.50

The Company has not paid any dividends with respect to any of its securities during the fiscal years ended October 31, 2002 and 2001.

The Reverse Stock Split is estimated to reduce the number of shareholders of record to 33, based on the number of outstanding shares and shareholders of the Company on the Record Date.

                   REPORTS RELATING TO THE REVERSE STOCK SPLIT

The Board of Directors retained Howard Frazier Barker Elliott, Inc. ("HFBE") to prepare a valuation report and render an opinion with respect to fairness, from a financial point of view to the Company shareholders of the proposed purchase price for fractional shares. In requesting HFBE's report and related fairness opinion, the Board did not give any special instructions to HFBE or impose any limitations upon the scope of the investigations that HFBE deemed necessary to enable it to deliver its opinion. The report of HFBE is summarized below.

At the request of HFBE to complete its analysis, the Management of the Company, on behalf of the Board, also retained certain parties to conduct an appraisal of the assets of the Company. The Board retained James Connor Smith, MAI, ARA ("Smith") to appraise the Company's real estate, Huddleston & Co., Inc. ("Huddleston") to appraise the estimated future reserves and revenues of certain oil and gas interests held by the Company, and Hawkins James & Still Equipment Co. ("Hawkins") to appraise the fair market value of the Company's equipment. The Company selected each of these appraisers based on their experience evaluating the specific assets they were engaged to appraise. The Company selected Smith based on his qualifications as a Texas state certified general real estate appraiser, an Appraisal Institute Member, Accredited Rural Appraiser and Texas Real Estate Broker and his experience valuing real estate in this particular region in Texas for thirty-seven years. The Board selected Huddleston because its longstanding reputation in the industry for oil reserve valuations and its thirty-four years of experience. The Company selected Hawkins to value the Company's equipment because the Company believes that Hawkins has the most experience in buying and selling farm and ranch equipment in the locale of the Company's ranching operations and is well qualified to assess the market value of equipment in Houston County, Texas and the surrounding areas. In requesting the appraisals from Smith, Huddleston, and Hawkins, the Board did not give any special instructions or impose any limitations upon the scope of the investigations that each appraiser deemed necessary to enable it to deliver its appraisal.

In connection with the preparation of the initial filing of the materials for the going private transaction, the Company received reports from the asset appraisers and HFBE. Since the initial filing, the Company has revisited the appraisals, and is satisfied that the appraisal of the real estate and equipment remain accurate. The Company, however, determined that due to the significant fluctuations in oil and gas prices at year end 2002, a more current analysis from Huddleston & Co would be appropriate. As a result, there are two updated reports on the value of the Company's royalty interests as of January 2, 2003, one a fair market value report and one a report based on the "SEC case," that is a report that would be rendered in connection with an Annual Report on Form 10-KSB. HFBE also reviewed its valuation report and related fairness opinion based on audited financial statements for the year ended October 31, 2002 and on the revised Huddleston reports. In June, the Company determined to restate its financial statements in connection with the accounting treatment of its 50% owned subsidiary, Trinity Valley Pecan Company. The Management reviewed the restatement and conferred with HFBE who then concluded that the restated financial statements would not have a material affect on the valuation of the Company. The primary effect of the restatement was to cause expenses for Trinity to be recognized in earlier periods. The financial results and related financial statements were not a meaningful basis of the evaluation of the Company, since the primary analysis for the valuation was prepared based on the appraised value of the assets. Therefore, the restatement did not affect the determination of the per share price to be offered for the fractional shares. All reports, opinions and appraisals will be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested security holder of the Company or representative of a security holder who has been so designated in writing. A copy of any report, opinion or appraisal will be transmitted to any interested security holder or designated representative of a security holder upon written request at the expense of the requesting security holder.

                REPORT OF HOWARD, FRAZIER, BARKER & ELLIOTT, INC.

Howard Frazier Barker Elliott, Inc. ("HFBE") has acted as our financial advisor in connection with rendering a fairness opinion with respect to the Reverse Stock Split. HFBE has advised our Board of Directors that, in its opinion, the consideration to be received by the shareholders whose stock is to be redeemed pursuant to the Reverse Stock Split is fair, from a financial point of view, to such shareholders. HFBE originally issued a valuation report as of October 29, 2002, with a related fairness opinion and has amended its report as of February 14, 2003, based on the audited financial statements for the year ended October 31, 2002 and the fair market value report from Huddleston. In addition, in June 2003, HFBE reviewed the restated financial statements of the Company and confirmed its fairness opinion. The full text of the original HFBE valuation report and fairness opinion prepared for the

Board of Directors and the amended HFBE report prepared for the Board of Directors in February and June 2003 are included as Exhibits (c)(1) and (c)(6), respectively, to the Schedule 13e-3. We urge you to read the full reports and opinions.

HFBE'S FAIRNESS OPINION, AS REVISED, IS DIRECTED TO OUR BOARD OF DIRECTORS AND ADDRESSES ONLY THE FAIRNESS FROM A FINANCIAL POINT OF VIEW OF THE CONSIDERATION PAYABLE TO THE SHAREHOLDERS WHOSE STOCK IS TO BE REDEEMED PURSUANT TO THE REVERSE STOCK SPLIT. IT DOES NOT ADDRESS THE UNDERLYING BUSINESS DECISION TO PROCEED WITH THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW THE SHAREHOLDER SHOULD VOTE WITH RESPECT TO THE REVERSE STOCK SPLIT OR ANY OTHER RELATED MATTER. HFBE'S FAIRNESS OPINION IS BASED ON ANALYSES WHICH CONTAIN ESTIMATES AND VALUATION RANGES WHICH ARE NOT NECESSARILY INDICATIVE OF ACTUAL VALUES OR PREDICTIVE OF FUTURE RESULTS OR VALUES.

          In arriving at its amended written opinion, HFBE, among other things:

     - reviewed Seven J's Annual Report on Form 10-KSB and related financial information for the fiscal years ended October 31, 2000, October 31, 2001, and October 31, 2002 and Quarterly Reports on Form 10-QSB and related financial information for the quarters ended January 31, 2002, April 30, 2002 and July 31, 2002;

     - reviewed information, including the public reports, giving details of the business, earnings, cash flow, assets and prospects of Seven J with respect to its business segments furnished to HFBE by Seven J;

     - conducted discussions with members of senior management of Seven J concerning its businesses and prospects;

     - reviewed the historical market prices and trading activity for Seven J's common stock;

     -    reviewed the proxy statement and Schedule 13e-3 filings;

     -    reviewed the appraisals of the assets as described above; and

     - reviewed such other matters as HFBE deemed necessary, including an assessment of general economic, market and monetary conditions.

In preparing its opinion, HFBE relied on the accuracy and completeness of all information supplied or otherwise made available to it by Seven J. HFBE did not obtain any material non-public information or projections prepared by or concerning the Company. HFBE did not independently verify the furnished information, or undertake an independent appraisal of the assets of Seven J. HFBE's opinion is based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of the amended opinion, February 14, 2003. HFBE was not requested to and did not solicit third party indications of interest in acquiring all or part of Seven J. HFBE assumes that there has been no material change in Seven J's financial condition, results of operations, business or prospects since the date of the last financial statements made available to HFBE.

The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to particular circumstances. Therefore, the HFBE opinion is not readily susceptible to partial analysis or summary description. Furthermore, in arriving at its opinion, HFBE did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis or factor. Accordingly, HFBE believes that its analysis must be considered as a whole and that considering any portion of its analysis and the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its opinion. In its analyses, HFBE made assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Seven J. Estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values. In addition, analyses relating to the value of the business do not purport to be appraisals or to reflect the prices at which businesses may actually be sold. The type and amount of consideration payable in the Reverse Stock Split and the decision to enter into the Reverse Stock Split transaction was solely determined by the Board of Directors of Seven J. HFBE's opinion and financial analyses were only one of several factors considered by the Board of Directors of Seven J in its evaluation of the Reverse Stock Split and should not be viewed as determinative of the views of the Seven J Board of Directors or management with respect to the Reverse Stock Split.

HFBE is a recognized business valuation and investment banking firm with expertise in, among other things, valuing businesses and securities and rendering fairness opinions. HFBE is continually engaged in the valuation of businesses and securities in connection with mergers and acquisitions, private placements of equity and debt, corporate reorganizations, employee stock ownership plans and other general corporate purposes. Seven J selected HFBE because of its experience and expertise in performing valuation and fairness opinion analyses. HFBE does not beneficially own nor has it ever beneficially owned any interest in Seven J. Furthermore, HFBE has no agreement or understanding to provide additional services to Seven J beyond the scope of this fairness opinion.

VALUATION ANALYSIS

ANALYSIS OF COMPARABLE PUBLICLY-TRADED COMPANIES

HFBE noted that, given the nature and diversity of business units of Seven J and the relatively small size of each unit, there were no publicly-traded companies that were comparable to Seven J. HFBE conducted a search for comparable companies, but could not locate any companies, primarily due to the small size of Seven J.

Furthermore, because Seven J generated net losses during three of the four latest fiscal years, historical earnings figures cannot be used to make meaningful valuation judgments. Also, Seven J's earnings before interest, taxes, depreciation and amortization ("EBITDA") for the prior periods were not significant, also rendering this pricing parameter unusable. Although royalty and pipeline operations generated positive cash flow, this cash flow was not sufficient to offset losses from other operations (pecan processing) and the general and administrative expenses of the Company. As a result, HFBE determined the comparable public company method would not yield any meaningful parameters.

SELECTED MERGER & ACQUISITION TRANSACTIONS

HFBE conducted a search for recent merger and acquisition transactions involving companies that were comparable to Seven J. HFBE noted that, given the nature of the two business units of Seven J and the relatively small size of each unit, there were no merger and acquisition transactions that were comparable to Seven J. Assuming that each unit of the business segment of Seven J were analyzed separately, the relative size of each business unit would be so small that any comparison to merger and acquisition multiples would not be a reliable measure.

Similarly to the comparable public company analysis, because Seven J generated net losses during three of the most recent four fiscal years, historical earnings figures cannot be used to make meaningful valuation judgments. Furthermore, Seven J's EBITDA was not significant during the most recent fiscal years, rendering this pricing parameter unusable. As a result, HFBE determined the selected merger and acquisition transaction method would not yield any meaningful parameters.

Furthermore, because these methodologies would produce either significantly low or negative values using an earnings or EBITDA multiple, HFBE believes it is highly unlikely that any implied equity value for Seven J derived from the comparable company or comparable merger and acquisition transaction methodologies would result in an implied equity value greater than the value derived under the Net Asset Value approach (see "Net Asset Value" below). Furthermore, given the diversity of the Company's operations and relatively small size of each business segment (revenues less than $1 million each), HFBE believes it would be extremely difficult to locate a buyer for the entire Company. Based on HFBE's experience in valuations, fairness opinions and merger and acquisition transactions and given current market conditions, HFBE believes that businesses of this size typically sell for 3-5 times EBITDA. Given that the Company has not consistently generated positive cash flow or EBITDA in several years and does not expect to generate positive cash flow or EBITDA in the foreseeable future, a positive implied value cannot be calculated. In these circumstances, tangible book value or multiples of revenue may be used as pricing parameters. For Seven J, book value is not an appropriate measure primarily because of the appreciated value of the real estate owned by the Company. Further, HFBE believes, based on the industry segments and size of Seven J, that the Company would most likely sell for less than 1 times revenues (in this case, approximately $1.2 million). Therefore, it is highly unlikely that the comparably public company methodology or the comparable merger and acquisition transaction methodology would imply a higher value than the net asset value approach.

DISCOUNTED CASH FLOW ANALYSIS

Typically, a discounted cash flow valuation analysis would also be performed, but due to the difficulty in projecting future financial results for Seven J and management's expectation that cash flows will continue to be negative for the foreseeable future, HFBE concluded that the discounted cash flow analysis would not be a reliable valuation measure. Again, while the primary source of cash flow of Seven J has resulted from its oil and gas royalties and pipeline operations, these revenues have not been sufficient to cover losses from other operations and corporate overhead expenses.

NET ASSET VALUE

HFBE determined that the Net Asset Value was the most appropriate method to calculate the fair market value of the shares of Seven J. Utilizing appraisals of the value of certain assets provided by management, including the real estate appraisal by James Connor Smith, MAI, ARA, the oil & gas reserve report by Huddleston & Co., Inc., and the equipment appraisal by Hawkins James & Still Equipment Co., HFBE calculated the net asset value of Seven J. The net asset value is calculated by adjusting the book value of the assets of the Company, as reported in the Company's balance sheet, to current fair market values. The amounts set forth below are based on the valuations of the oil and gas interests as of December 31, 2002 and the financial statements dated October 31, 2002 (restated as of June 2003). Based on the balance sheet as of October 31, 2002, as restated, the value of Seven J's assets was $9,513,000 and the value of liabilities was $1,231,000, resulting in a net asset value of $8,282,000 or $5.71 per share before the effect of the Reverse Stock Split. HFBE did not assign any net asset value to the pipeline, primarily because the pipeline has no value as an individual asset. It is important to note that the net asset value excludes liquidation expenses, and a liquidation analysis is set forth in the following paragraph.

The following is a table showing the actual calculation of Net Asset Value and related adjusted balance sheet entries:

                            SEVEN J STOCK FARM, INC.

                             NET ASSET VALUE SUMMARY

                             AS OF OCTOBER 31, 2002

                       (IN $000S, EXCEPT PER SHARE AMOUNT)
   (BASED ON FINANCIAL STATEMENTS DATED OCTOBER 31, 2002, RESTATED AS OF JUNE
                                      2003)

                                                             Market     % of
                                                             Value     Assets
                                                          ---------------------
Assets
 Current assets                                           $       549       6%
 Property and equipment, net                                    8,909      93%
 Other assets                                                      55       1%
                                                          ---------------------
  Total assets                                            $     9,513     100%
                                                          =====================

Liabilities and shareholders' equity
 Liabilities
  Current liabilities                                     $       416       4%
  Long-term debt                                                  650       7%
  Deferred revenues and other                                     165       2%
                                                          ---------------------
   Total liabilities                                            1,231      13%

 Shareholders' equity                                           8,282      87%
                                                          ---------------------

    Total liabilities and Shareholders' equity            $     9,513   100.0%
                                                          =====================

Net asset value ("NAV") of the Company                    $     8,282
NAV per share of common stock                             $      5.71
Shares outstanding                                          1,451,000

To calculate the appropriate market value of the shares of the Company's Old Common Stock to be redeemed, HFBE applied both a minority interest discount and a marketability discount to the net asset value of the Company. The minority interest discount was applied due to the small percentage ownership represented by the shares to be purchased pursuant to this transaction due to the fact that both before and after the transaction, Management will maintain voting control of the Company. HFBE determined the appropriate minority interest discount by analyzing a study of real estate limited partnership interests trading in the secondary market because such assets tend to sell on the basis of underlying asset value and yield. The annual re-sale discount study is published in the May/June 2002 issue of THE PARTNERSHIP SPECTRUM. HFBE determined that the Company was most similar to the Undeveloped Land partnerships because the bulk of the Company's income from the land derives from farming or leasing activities rather than real estate development. According to the study, Undeveloped Land partnerships have an average minority discount rate of 35%. Based on its analysis of the study, HFBE determined that 30% was an appropriate conservative minority interest discount for Seven J.

The marketability discount was applied as a result of the thinly traded nature of the Company's stock. In determining the correct marketability discount, HFBE analyzed several studies comparing marketability discounts applied in different situations. According to the SEC Institutional Study, the midpoint of the range of marketability discounts for OTC reporting companies was 20-30%. According to a 1991 article in the Financial Analyst Journal written by Dr. William Silber, the Company most closely resembled companies with a marketability discount greater than 35%. HFBE reviewed a number of other studies that considered marketability discounts based on revenues, profitability and price/earnings ratio. Based on its analysis of these studies, HFBE determined that 25% was an appropriate marketability discount.

Based on the net asset value analysis, HFBE calculated the per share market value as of October 31, 2002 (restated as of June 2003) of the stock as follows:

     NAV per share of common stock                              $    5.71

     Minority interest discount                            30%      (1.71)
                                                                ---------

      Marketable minority interest value per share              $    4.00
                                                                =========

     --------------------------------------------------------------------

     Marketable minority interest value per share               $    4.00

     Discount for lack of marketability (a)                25%      (1.00)
                                                                ---------

       FAIR MARKET VALUE PER SHARE                              $    3.00
                                                                =========

LIQUIDATION ANALYSIS

The following sets forth a calculation of the estimated sales proceeds distributable to shareholders if the assets of the Company were promptly sold at the estimated fair market values set forth herein.

SEVEN J STOCK FARM
LIQUIDATION ANALYSIS

ESTIMATED MARKET VALUE OF ASSETS AS OF 10/31/2002

Current assets                                               $       549

Real estate                                                                        8,469
Farm equipment                                                                       102
Oil & gas interests                                                                  338
                                                             ---------------------------
                                                                                   8,909

Other assets                                                                          55

  Total assets                                                                     9,513

Current liabilities                                                                  416

Long term debt                                                                       650
Deferred income taxes                                                                 38
Accrued loss contingency                                                             123
Deferred revenues                                                                      4
                                                             ---------------------------
                                                                                     815

  Total liabilities                                          $     1,231

ESTIMATED LIQUIDATION PROCEEDS - SALE OF ASSETS

Gross proceeds before expenses                               $     8,909
Less sales commission on land (5%)                                                  (423)
Other expenses (a)                                                                  (250)
                                                             ---------------------------

Corporate Tax:

Gross Proceeds:                                                                    8,236
                                                             ---------------------------
Less Basis                                                                        (1,525)
                                                             ---------------------------
                                                                                   6,711
                                                             ---------------------------
Tax Rate                                                                              34%
                                                             ---------------------------
Corporate taxes                                                                   (2,282)
                                                             ---------------------------

Gross Proceeds                                                                     8,236
                                                             ---------------------------
Less corporate taxes                                                              (2,282)
                                                             ---------------------------
After Tax proceeds                                                                 5,954
                                                             ---------------------------
Payment of liabilities                                                            (1,231)
                                                             ---------------------------
Net Proceeds                                                                $      4,723
                                                             ---------------------------
Shares outstanding                                                                 1,451
                                                             ---------------------------
Per Share (b)                                                               $       3.25
                                                             ---------------------------

(a) Includes legal, environmental study and remediation, title and other closing costs.
(b)  Dividends paid to shareholders are taxed as ordinary income.

HISTORICAL TRADING PRICES

 Since the beginning of 2002, Seven J's Old Common Stock price has been $3.50 per share through November 2002 and $4.00 thereafter. As of the date of HFBE's opinion, the Old Common Stock price remained at $3.50 per share. The trades reviewed by HFBE were made on October 10, 2002 at $3.50 per share when 200 shares were traded and December 4, 2002 at $4.00 when 200 shares were traded. Between January 1 and July 31, 2003, a total of 11,143 shares of Seven J's Old Common Stock have been transferred. HFBE noted that the lack of any significant trading volume has a substantial impact on the ability of Seven J Shareholders to sell their shares. Further, most of the Shareholders affected by the going private transaction own odd-lots (average holdings are 66 shares per Shareholder), thus increasing the costs to liquidate their shares. HFBE also believes that because of the thin trading volume, no significant block of shares could be sold without a serious impact on per share prices. HFBE also noted that amount to be paid to the shareholders in the redemption of their shares provided a certainty of a return to such shareholders in contrast to the speculative nature of a continuing interest in Seven J.

ALTERNATIVES

In assessing the fairness of the transaction to Seven J's public shareholders from a financial point of view, HFBE also compared the consideration to be received in the redemption of shares after the Reverse Stock Split to the most likely alternatives of the redemption including a status quo scenario in which Seven J continued to operate in the absence of the Reverse Stock Split and a third party investor/acquirer.

In considering the status quo alternative, HFBE considered that there were no material growth prospects for the business, and Management did not have any plans to seek acquisitions or pursue other strategies to grow the business. With respect to the farming and ranching operations, Management expects that there will be continued downward pressure on revenues and cash flow. As reported in the most recent annual report on Form 10-KSB for the year ended October 31, 2002, the Company anticipates that the amount per acre will drop to $12 per acre from the current $16 per acre. Additionally, the Company will no longer be entitled to US Department of Agriculture subsidies for its farm crops, which will most likely increase its losses in farming activities. The royalty income and related pipeline income are also declining from natural and expected depletion of the properties, and the Company does not expect the depletion to be reversed. HFBE reviewed all trades in the Company's stock between April 9, 2002 and December 4, 2002 reported in the Pink Sheets. During this time period, only 3,900 shares were sold, all at $3.50 per share, except for one trade of 200 shares at $4.00 on December 4, 2002. Furthermore, as discussed above, given the lack of trading volume in Seven J Old Common Stock, it is unlikely that a shareholder could locate a buyer for any significant block of shares and, most likely, our experience and related research indicates that an attempted sale of a larger number of shares in the market would be at a price substantially below the current market price per share.

In assessing the prospect of a third party acquirer, HFBE noted that there were no offers to purchase the business of Seven J, and it was unlikely that a potential buyer would value the business at a higher price than the net asset value previously calculated. In the event a buyer could be located, the estimated per share distribution available to shareholders after sale of the assets would be lower than the proposed purchase price in the going private transaction. See "Liquidation Analysis" above. Furthermore, given the ownership structure of Seven J, any transaction would have to be approved by Management and the majority shareholders of Seven J. Management has indicated to HFBE that they have no desire to sell the company now or any time in the foreseeable future.

VALUATION CONCLUSION

Based on its analysis of the asset based approach, HFBE determined that the fair market value of the fractional shares of Seven J to be redeemed was $3.00 per share, based on the valuation of the oil and gas interests as of December 31, 2002 and the financial statements dated October 2002, restated as of June 2003, as set forth in the calculations in Net Asset Value, above. As described in Net Asset Value above, HFBE performed the following estimated per share calculation of the fair market value of one share of Stock.

     Net Asset Value                                         $   5.71
          Less Minority Interest Discount-30%                   (1.71)
                                                             --------
     Marketable Minority Interest Value Per Share                4.00
          Less Marketability Discount-25%                       (1.00)
                                                             --------
     Fair Market Value Per Share (rounded)                   $   3.00

The shareholders whose stock is to be redeemed pursuant to the plan are to receive $3.89 per share of Old Common Stock in the Reverse Stock Split transaction. Since the market value of the fractional shares was estimated to be $3.00 per share, HFBE concluded that the consideration to be received by such shareholders is fair, from a financial point of view, to such shareholders.

Seven J paid HFBE a non-contingent fee of $25,000 for its opinion and has incurred additional advisory fees of $11,216.50 since the initial filing. In addition, Seven J has agreed to reimburse HFBE for all its related expenses, and to indemnify HFBE against certain liabilities, including liabilities under federal securities laws. There is no other material relationship between HFBE and the Company. The Company has not paid any other fees to HFBE in the previous two years.

                                  SMITH REPORT

Smith is a Texas state certified general real estate appraiser, an Appraisal Institute Member, Accredited Rural Appraiser, Texas Real Estate Broker and member of the National Association of Realtors and the Realtors Land Institute. He has been engaged as an independent appraiser and consultant specializing in the valuation and counseling for rural and commercial property since 1965.

Smith appraised the value of the surface estate interest in the 10,927.857 acre property owned by the Company located approximately 19 miles southwest of Crockett, Texas. Smith determined that a fair market value for this property on August 14, 2002 was $775 per acre or a total of $8,469,089 based on a marketing period of 18-24 months. Smith's methodology involved the following steps:

     1.   Inspect the property and surrounding neighborhood;
     2.   Gather appropriate site, neighborhood and economic data;
     3. Investigate, confirm, and inspect comparable unimproved land sales to determine land component unimproved land sales to determine land component contributory values.
               a.   Date range of search: January 1, 1999 to July 30, 2002
               b.   Geographical limits of search: Houston County, Texas
               c.   Size limits of search: 500 to 15,000 acres
               d.   Use or zoning limits of search: Livestock Ranches with
                       improved pasture, native pasture/wooded pasture and cropland components
     4. Estimate the reproduction cost of building and land improvements and deduct accrued depreciation from all causes to estimate their contributory value for use in the cost and sales comparison approaches.
     5. Investigate, confirm, and inspect comparable improved sales to estimate the value of the subject property via the direct sales comparison approach.
               a.   Date range of search: January 1, 1999 to July 30, 2002
               b.   Geographical limits of search: Houston County, Texas
               c.   Size limits of search: 500 to 15,000 acres
               d. Use or zoning limits of search: Livestock Ranches with residential/agricultural improvements
     6. Analyze the time on the market of the comparable sales to develop an estimated marketing period for the subject property
     7. Reconcile the value indications from the two approaches to develop a concluded value range and a final market value estimate of the subject property

The Company paid Smith $20,410.18 for his appraisal of the real estate. There is no other material relationship between the Company and Smith. The Company has not paid any other fees to Smith in the previous two years.

                                HUDDLESTON REPORT

Huddleston & Co., Inc. is a corporation that provides petroleum and geological engineering services, located in Houston, Texas. Huddleston has conducted appraisals of oil and gas interests since 1968.

The Company requested Huddleston to provide Seven J with an estimate of fair market value for the properties evaluated in this report. Huddleston estimated the fair market value using the average of four methods that are commonly used in the industry. It is the fair market value report that the Board considered in its evaluation of the fairness of this transaction.

The four methods that have been considered in preparing our estimate of fair market value follow:

     1. Calculation of value on the basis of a 1.75:1 return on investment (or about 57% of undiscounted future net revenues) over the economic life of the properties;

     2.   Calculation of 70% of future revenues, discounted at 10%;
     3.   100% of future net revenue, discounted at 15%; and
     4. Cumulative undiscounted future net revenues recovered over the first three and one-half years following the effective date of the report (3.5 year payout).

Fair market value was then determined by calculating the average of the four methods. Huddleston estimated the fair market value for the properties evaluated in this report to be $309,253.

RESERVE ESTIMATES
The reserve estimates for the Proved Developed Producing properties were based on the extrapolation of historical production data. All of the producing properties had reported production and all had sufficient data to suggest a decline trend.

PRODUCT PRICES
The product prices utilized in this report were the actual NYMEX Strip prices offered on December 19, 2002. Product prices were put into the cash flow model annually for 2003, 2004, 2005 and 2006. Beginning January 1, 2007, prices were escalated at 2% per year through the life of the properties.

Market prices for both oil and gas continue to be subject to a substantial degree of variation as a result of a variety of market and seasonal factors. Therefore, actual future receipts are likely to vary from the projections and fluctuations of market prices will affect the projections of both future reserves and revenues. The variations in product prices as shown on the summary projections result from the net effect of computer averaging of the aggregate of gross revenues and net revenues with varying rates of decline.

A comparison of the average product prices, weighted as a composite for all properties over life, follows: (Gas prices have been adjusted for heating value and are reported as dollars per Mcf).

Escalated Pricing Case              Oil/Cond., $/bbl       Gas, $/Mcf
---------------------------------------------------------------------
2003                                25.81                  3.80
2004                                21.96                  3.30
2005                                21.30                  3.14
2006                                20.96                  3.07
Maximum                             25.81                  4.04
Average over life                   23.00                  3.44

OPERATING EXPENSES, TAXES AND CAPITAL EXPENDITURES
Seven J supplied operating income/expense statements for the properties evaluated in the Huddleston report. As a royalty interest owner, Seven J is not directly burdened by operating expenses. Seven J is indirectly burdened by operating expenses in that such expenses were considered in the cash flow model to calculate the economic limit of the individual properties.

Beginning January 1, 2003, operating expenses were escalated at 2% per year through the life of the properties.

Severance and ad valorem taxes were scheduled for each property where applicable.

VALUES AND COSTS NOT CONSIDERED
General home office overhead (G&A), federal income taxes, and allowances for depreciation, depletion, and amortization have not been deducted from estimated revenues. Values were not assigned to nonproducing acreage or to the salvage value of surface and subsurface equipment.

The Company has agreed to pay Huddleston approximately $2,000 for its appraisal. There is no other material relationship between the Company and Huddleston. The Company has not previously hired Huddleston, however three affiliates, Parten Operation Company, Texas Epic Oil Company and Farmers Oil Company, paid Huddleston a combined total of $7,067 for reserve evaluations in August of 2002.

                                 HAWKINS REPORT

Hawkins is an agricultural equipment dealer located in Crockett, Texas. Hawkins reviewed each piece of equipment and estimated the value based on the sales price at which, in its experience, it could sell the used farm equipment in the local area where it conducts business. Based on Hawkins experience evaluating and dealing in new and used agricultural equipment in Houston County, Texas, Hawkins determined that the fair market value of the Company's equipment was $102,150 on August 19, 2002.

The Company did not pay Hawkins for its appraisal and has not paid Hawkins for any appraisals in the previous two years. The Company has purchased equipment from Hawkins in the past, and may purchase additional equipment from Hawkins in the future.

                        BOARD OF DIRECTORS DETERMINATION

At a meeting of the Board of Directors on March 19, 2002, the Company's Board of Directors, and the executive officers, John R. Parten, Robert F. Pratka and Virginia O. Cortinas (such executive officers are collectively, "Management") expressed their view that the Company and its shareholders are deriving little benefit from the Company's status as a public company. The Company and its officers and directors incur substantial risks. The Company also incurs substantial costs to maintain this status. Despite these expenditures, the nature of the assets held by the Company does not provide any synergies for the status as a public company. The primary assets of the Company are raw land that is leased as ranch land and farm land, royalty interests in oil and gas leases, a pipeline and a pecan processing plant. The use and value of the assets has not substantially changed during the Company's forty-year status as a reporting company, and the assets do not produce an income stream that makes the public nature of the stock a useful commodity or maintains the cost of a public company. More specifically, the revenues from the oil and gas royalties and pipeline operations have historically sustained the Company and those assets, and related revenues are depleting and declining.

The Board determined it would be in the best interests of the Company to maintain this asset base and to cease being a public company. The Board considered the advantages of being a public company such as access to public trading markets, public availability of Company information, and liquidity for the shareholders. The Board also considered the disadvantages of being a public company such as the costs of maintaining public company status. The Board also considered that the Company has historically not been able to capitalize on its public company status because it is a small, thinly traded company. The Board considered the advantages and disadvantages of being a private company and unanimously directed Management to conduct a preliminary cost and feasibility study of going private, including a determination of the rights of dissenting shareholders.

Between March and October of 2002, the Company's Management held a series of meetings with the Company's accountants, investment bankers and outside legal counsel to discuss a Reverse Stock Split as well as other options for taking the Company private. The Management considered a merger or a tender offer as possible means of taking the Company private. After discussion with its advisors of the options available, Management determined to recommend to the Board that a Reverse Stock Split was the most feasible in the Company's current situation. Management determined that the other means of taking the Company private would not be appropriate in this situation due either to the proposed structure (tender offer) or their cost and complexity (merger). Based on these deliberations, Management engaged its outside auditors, its investment bankers and its legal counsel to assist the Company in pursuing the proposed Reverse Stock Split.

Management was also charged with the responsibility of recommending to the Board of Directors a fair price to be paid for the fractional shares resulting from the Reverse Stock Split. Management reviewed several valuation models, including cash flow analysis, trading prices of common stock, comparable publicly traded company and related comparable transactions and book value. As a result, Management requested a valuation of the Company, and due to the initial analysis, appraisals of all assets that could be marketed independently (which excluded only the pipeline) In fulfilling their responsibility to provide the Board with an analysis of the proposed transaction, the Management considered several factors relating to the fair value of the Company's Old Common Stock:

     - The nature of the income stream and underlying assets of the Company;
     - The current and historic market value of the Old Common Stock, which ranged between a high of $4.00 and a low of $2.00 for the period from October 1999 through October, 2002;
     - The net losses incurred for the fiscal years 1999, 2000 and 2001;
     - The absence of a meaningful market for the Company's shares as reflected in the fact that only 10,822 shares have traded during the first three quarters of the 2002 fiscal year, ending in October 2002;
     - The $0.62 book value per share of Old Common Stock (as of October 31, 2002, restated as of June 2003.)
     - The value of the Company's assets based on the independent appraisals of Smith, Huddleston and Hawkins; and
     - The HFBE valuation report.

The Board and Management determined that net book value ($0.62 at October 31, 2002, restated as of June 2003) not appropriate to consider because it significantly undervalued the real estate. Management prepared a calculation of Net Asset Value based on adjustments for estimated current market prices of the assets. Based on the Net Asset Value calculation, and with reference to the other possible basis for valuation, especially the historical trading price of the Old Common Stock, Management determined to recommend $3.89 as the purchase price for a share of Old Common Stock for the October meeting of the Board of Directors.

At the Board of Directors October 30, 2002 meeting, Management discussed the preparations made and presented the valuation report prepared by HFBE. Management reported that taking the Company private could be accomplished through the process of a Reverse Stock Split, with cash being paid for fractional shares that result. Management reported that based on the results of its analysis, a 1-to-1,000 Reverse Stock Split would take the number of shareholders of record to approximately 33, and to a number appropriate for a privately held company. In Management's opinion the 1-to-1,000 ratio was preferable for accomplishing both goals.

In addition to the valuation materials, the Board reviewed the duties of Directors under Texas law in evaluating a Reverse Stock Split and reviewed the documents to be filed with the SEC in this regard. Also at this meeting, the Board reviewed and discussed the valuation report of Howard Frazier Barker & Elliott, Inc. as well as the Smith, Huddleston and Hawkins appraisals obtained with respect to the assets. The analysis by the Board of Directors of the valuation report and the fairness of the transaction at the Board of Directors Meeting is set forth below, in "--Fairness of the Reverse Stock Split Proposal." The Board of Directors determined that the Smith report is an adequate reflection of the value of the real estate, but considered additional information concerning the marketing and sale of the particular parcel of land, especially its unusually large size, in its evaluation of the Smith appraisals. Additionally, the Board reviewed the previously filed financial statements of the Company, including the reports of the historical trading prices of the Old Common Stock.

After the lengthy review of these materials and analysis by the Board it authorized by a unanimous vote, with no member dissenting or abstaining, a 1-to-1,000 Reverse Stock Split and directed that a proposed amendment to the Articles of Incorporation to reduce the authorized capital be submitted to the shareholders for approval, with a price of $3.89 for any fractional shares. Based on the valuation materials prepared by HFBE, the Board sought and received a fairness opinion concerning the price it had determined to offer for the fractional shares from HFBE immediately after the October meeting of the Board.

After the filing of the preliminary proxy materials, the Company was required to prepare and file its Annual Report on Form 10-KSB for the year ended October 31, 2002. In connection with the review and preparation of the report, Management re-examined the data originally prepared for the October filings. While Management determined that the real estate and equipment appraisals continued to be accurate, oil and gas prices had changed significantly at the end of 2002, and Management requested and received a revised engineering report based on increased prices. The numerical amounts contained in these materials are based on the amended calculations made in February 2003. The appraised value of the oil and gas properties was slightly higher, producing a new, unadjusted net asset value per share of $5.71 (based on the financial statements dated October 31, 2002, restated as of June 2003), compared to the amount originally calculated as of October 2002 of $5.55.

As a result of that report, and in review of audited financial information in the Form 10-KSB for the year ended October 31, 2002, HFBE reviewed its valuation report and issued an amendment to its fairness opinion. The Board of Directors met via telephone on February 17, 2003 to review the revised analysis and confirmed that the price of $3.89 per share of Old Common Stock would be paid for fractional shares, resulting from the Reverse Stock Split, and that, in light of current oil and gas prices, such price would be fair to the shareholders. The Board determined not to revise the per share price because the percentage discount applied to the February calculations remained in the original ranges of percentages for the discount for lack of marketability, within the range of sum of the minority discount and the discount for lack of marketability proposed by HFBE, and generally above the historical trading prices, so that the Board considered the price to remain fair.

                  FAIRNESS OF THE REVERSE STOCK SPLIT PROPOSAL

The directors of the Company, in their capacity as directors and as filing persons, believe this transaction is fair to and in the best interests of the Company and its affiliated and unaffiliated shareholders. In determining the fairness of the Reverse Stock Split, the Board considered a number of factors prior to approval of the proposed transaction. The Board reviewed the fairness of the transaction in the October 30, 2002 meeting, and confirmed the fairness of the transaction in the February 17, 2003 meeting.

The Board recognized the concerns of shareholders owning a limited number of shares of Old Common Stock, with reduced liquidity, because typical transaction costs for public sale of their shares in most cases represents a large percentage of the value of their holdings at current stock price trends. The Reverse Stock Split will allow such shareholders to liquidate their holdings at a fair value without these transaction costs by receiving cash for their fractional shares.

Shareholders receiving New Common Stock are anticipated to benefit from the reduction of direct and indirect costs borne by the Company to maintain its public company status. The Board of Directors also believes that the Company will be more stable, given the nature of its assets and business, if it ceases the costs and obligations of a publicly traded company. No assurances can be given to the remaining shareholders, however, that the costs of the going private transaction will be lower than the ongoing reporting costs or that the Company will be able to recoup the costs of going private from its revenues.

The Board also considered the financial condition of the Company and the cost of the Reverse Stock Split and the cost of the continued reporting obligations under the Exchange Act. The Board considered that the costs of public reporting continue to increase, as well as the amount and nature of the obligations of a reporting company. Notwithstanding the increase in regulation, the business of the Company has not significantly changed, and, in fact, the revenues and related asset base, particularly the oil and gas royalty interests, are deteriorating. The Board also determined that a change in the amount or the nature of the business was not likely, therefore continuing to reduce the value of the status of the Company as a public company.

The Board considered that during the preceding twelve month period, the Company had not received any bona fide offers from any person for (i) the merger or consolidation of the Company into or with any person, (ii) the sale or transfer of all or any substantial part of the assets of the Company, or (iii) securities of the Company which would enable the holder thereof to exercise control of the Company. The Company during this period did not solicit any third party offers to merge or acquire the Company, not did it authorize any member of the Board of Directors or unaffiliated party to do so. The Board determined that it was not in the best interests of the Company to sell.

The Board reviewed the valuation materials prepared on its behalf in connection with determining the fairness of the price to be offered for the fractional shares, including the appraisals of the assets of the Company and the HFBE valuation report. Due to the relative illiquidity of the stock, the Management and the Board placed more emphasis on the appraisals of the assets and related Net Asset Value analysis in the HFBE valuation report than on the other possible valuation techniques.

In the view of the Board, the HFBE valuation report considered and consolidated the several elements of value of the Company and the several methods of evaluating the Company. The Board noted that HFBE recommended a Net Asset Value determination over the other possible valuations methods, due to the inability to find comparable companies or transactions and due to the low net income and EBITDA amounts that produced valuations significantly lower that the Net Asset Value calculation. In the Net Asset Value calculation, the HFBE report considered the value of the surface real estate, as valued by Smith. In addition, the Board believes that the value of the surface real estate set forth by Smith was somewhat speculative because to their personal knowledge, no tract of land of the size owned by the Company has been sold recently in Houston County. Further, portions of the Company's tract of land do not have access to roads, electricity or other utilities that would make it feasible to sell smaller parcels at the same price the entire parcel could be sold. The large size of the tract would also prolong the time and relative cost to market and sell. It considered the value of the underlying minerals as valued by Huddleston and agreed with the report. It considered the value of the machinery and equipment as valued by Hawkins and agreed with the report. It considered the other assets and liabilities of the Company as reflected in the financial statements. None of the asset appraisals, on their own, ever purported to reflect the true value of the stock of the Company. Notwithstanding, the Management of the Company and the Board of Directors has adopted each of the independent appraisals, with respect to the assets appraised, that were considered by HFBE.

Based on the data presented to the Management and the Board of Directors, they each reviewed the current prices at which the Old Common Stock of the Company traded, as well as the historical market prices. Attention to going concern value was minimal because the cash flow and revenue of the Company had largely been negative, so the going concern value would produce a significantly lower valuation than the Net Asset Value, as adjusted for current asset values. Similarly, because of the poor cash flow and revenue situation, as well as the fact that the business segments and their component units are small, the Company could not consider comparable companies or comparable merger and acquisition transactions. An analysis of liquidation value produced results lower than the Net Asset Value calculation.

In the October 2002 Board meeting, HFBE suggested that $2.90 (not adjusted) would be a fair value to pay for fractional shares, which was the original Net Asset Value per share amount of $5.55 (not adjusted), with two successive discounts applied, one for lack of marketability and one for minority discount. At the October meeting, the Board of Directors determined not to adopt two discounts, and determined to adopt a marketability discount at 30%. The Board considered each discount, the minority discount and the lack of marketability discount. The proposed value calculated with two discounts resulted in a proposed price lower than the historical trading prices. As a result, the Board determined to adopt only a marketability discount, but to apply a marketability discount of 30%, which resulted in a price of $3.89 for fractional shares of Old Common Stock. The percentage for the marketability discount adopted by the Board was within the ranges of the discounts suggested by HFBE and discussed by the Board, and placed the proposed price above the historical trading prices. Specifically, Management and the Board of Directors of the Company adopted the price of $3.89 per share after considering that it was in excess of the estimated liquidation value of the Company ($3.25)(based on the financial statements dated October 31, 2002, restated as of June 2003), in excess of the most regular pink sheet value of the stock ($3.50) and considerably in excess of the fully discounted minority share value of the stock ($3.00) (based on the financial statements dated October 31, 2002, restated as of June 2003). The Board reviewed the valuation again in February, in light of changes in oil and gas prices, and reaffirmed the fairness of the $3.89 price per share for fractional shares. Although the price resulted in a discount for marketability of 32.5%, once again, 32.5% was within the range of discounts discussed in the HFBE report, and remained largely above the historical trading prices for the Old Common Stock. Each member of the Board of Directors, in their capacity as Board members and as filing persons, believes that this method of valuation represents a fair valuation of the Old Common Stock.

The transaction is not structured to require a majority of the unaffiliated security holders because over half of the security holders' location is unknown to the Company. Specifically, out of approximately 730 security holders, 360 have known addresses and 370 security holders' whereabouts are unknown. No unaffiliated representative has been retained to act solely on behalf of unaffiliated security holders for the purpose of negotiating the terms of Rule 13-E transaction and/or preparing the report or transaction. Even though the transaction will not require the approval of a majority of the unaffiliated security holders and no unaffiliated representative was retained, the Board and the Filing Persons believe the determination of the valuation of the Company's stock was substantively and procedurally fair to the affiliated and nonaffiliated shareholders because (i) affiliated and unaffiliated shareholders are treated identically in the Reverse Stock Split; (ii) the Reverse Stock Split does not significantly impact control of the Company; and (iii) the Board, based on careful review of the independent appraisals and fairness opinion of HFBE, believes that the outside independent analysis supports their conclusion as to the fairness of the transaction.

While the Board considered the asset appraisals, the ability of the Company to place the value of the assets directly into the hands of the shareholders through liquidation or sale of assets is difficult because of the costs of the transaction, including brokerage costs, transaction costs and tax consequences of such a transaction. As described in the liquidation analysis set forth above, while the $5.71 is a Net Asset Value per share (based on the December 31, 2002 evaluations), it does not account for the significant corporate or shareholder expenses that would occur under a liquidation, and the projected liquidation value is lower than amounts proposed to be paid in the Reverse Stock Split.

In determining whether the price to be paid to the Company's shareholders for fractional shares was fair, the Board received a valuation report from an independent financial adviser. See "Report of Howard, Frazier, Barker & Elliott, Inc." above. After the Board meeting in October, the Board requested and received a fairness opinion from HFBE based on the valuation report prepared by HFBE and used by the Board.

As described above, in connection with the year-end reports (Form 10-KSB for the year ended October 31, 2002), the Company revisited its oil and gas reserve valuation. The valuation of the oil and gas interests in December was higher when compared to the October analysis because of the higher prices received for the oil and gas sold. This affected the total adjusted net asset value. On review, however, the Board determined to confirm the $3.89 price per share for fractional shares because the price was well within the valuation parameters and discounts in the valuation originally prepared by HFBE. Originally, the $3.89 price resulted from a 30% marketability discount. At the new valuations, the discount became 32.5%, which was still within the ranges for discounts suggested by HFBE and reviewed by the Board. In February, the Board sought and received an amendment from HFBE to confirm the fairness of the $3.89 price per share after the fiscal year-end review of the 2002 financial statements and related analysis.

In June, the Company determined to restate its financial statements to correct the accounting treatment of the losses incurred with respect to the Trinity

Valley Pecan Company. As a result of the restatement, losses with respect to Trinity occurred in earlier periods, thus reducing the total assets, but increasing the most current year's revenue. Management reviewed the restatement, and conferred with HFBE, and determined that because the fairness opinion was based on an adjusted net asset model, and not on the financial performance of the Company, the restatement would not affect the fairness determination of the price offered for fractional shares.

To the Company's knowledge, each executive officer and director of the Company will vote all shares of Old Common Stock those persons have proxy authority for, for the proposed Reverse Stock Split and related Amendment to the Company's Articles of Incorporation. These shares represent approximately 74.28% of the voting power on the Record Date.

            EXCHANGE OF CERTIFICATES AND PAYMENT OF FRACTIONAL SHARES

If the shareholders approve the Reverse Stock Split, the Company will file the amendment with the Secretary of State of Texas. The Reverse Stock Split will become effective on the date the Certificate of Amendment is issued by the Secretary of State of Texas (the "Effective Date").

As soon as practicable after the Effective Date, each holder of an outstanding certificate theretofore representing Old Common Stock will receive from the Company instructions for the surrender of such certificate. The instructions will include a Letter of Transmittal to be completed and returned to the Company with such certificate or an affidavit of lost certificate. As soon as practicable after the surrender to the Company of any certificate which represented shares of Old Common Stock (or affidavit as to loss), together with a duly executed Letter of Transmittal and other documents the Company may specify, the Company shall deliver to the person in whose name such certificates have been issued, (i)certificates registered in the name of such person representing the number of full shares of New Common Stock into which the shares of Old Common Stock represented by the surrendered certificate shall have been reclassified, and/or (ii) cash for fractional shares. Until surrendered as contemplated by the preceding sentence, each certificate which represented shares of Old Common Stock shall be deemed at and after the Effective Date to represent the number of full shares of New Common Stock contemplated by the preceding sentence.

For the purpose of determining ownership of Old Common Stock at the effective Date, shares will be considered to be held by the person in whose name those shares are registered in the stock records of the Company, regardless of the beneficial ownership of those shares. No service charges, brokerage commission or transfer taxes shall be payable by any holder of any certificate which prior to the approval of the Reverse Stock Split represented any shares of Old Common Stock, except that if any certificates for New Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, it shall be a condition of such issuance that (i) the person requesting such issuance pay to the Company any transfer taxes payable by reason thereof (or prior transfer of such surrendered certificate, if any) or establish to the satisfaction of the Company that such taxes have been paid or are not payable, and (ii) such surrendered certificate shall be properly endorsed and otherwise in proper form for transfer, or the holder will supply a duly executed affidavit of lost certificate.

No certificates or scrip representing fractional shares of New Common Stock shall be issued in connection with the Reverse Stock Split. Instead, shareholders holding a number of shares of Old Common Stock not evenly divisible by one thousand, and shareholders holding fewer than one thousand shares of Old Common Stock, upon surrender of their old certificates will receive cash in lieu of fractional shares of New Common Stock. The price payable by the Company for fractional shares will be determined by multiplying the fraction of a share of Old Common Stock by $3.89, the fair market value of a share of Old Common Stock.

The Company currently estimates that approximately 370 of the 730 shareholders that will hold fractional shares have had their proxy materials returned, undeliverable to the Company for more than two years. Texas Business Corporation Act ("TBCA") Article 2.25B states that notice otherwise required to be given to any shareholder pursuant to the TBCA, or the articles or bylaws of the corporation need not be given if (i) notice of two consecutive annual meetings and all notices of meetings held during the period between those annual meetings; or (ii) all (no less than two) payments of distributions or interest, sent by first class mail during a 12 month period have been mailed to the shareholder, addressed to the address shown on the transfer records of the corporation have been returned undeliverable. The Company will make efforts to locate missing shareholders by checking addresses with internal resources such as phone books and publicly available resources on the internet. Any unclaimed funds payable to the shareholders who cannot be located by the Company will be tendered to the State of Texas pursuant to its escheat laws.

Approval of the Reverse Stock Split will require approval by two-thirds (2/3) of the shares of Old Common Stock that were outstanding on the Record Date. Accordingly, the Reverse Stock Split will be approved if at least 967,333 shares of Old Common Stock are voted in favor of the Reverse Stock Split.

CERTAIN EFFECTS OF REVERSE STOCK SPLIT PROPOSAL ON THE COMPANY'S SHAREHOLDERS

          1. RIGHTS, PREFERENCES AND LIMITATIONS. There are no differences between the respective rights, preferences or limitations of the Old Common Stock and the New Common Stock. If the Reverse Stock Split is approved and implemented, each shareholder's percentage interest will be the same as it was prior to the approval of the proposal, except for the effect of the elimination of fractional shares. There will be no differences with respect to dividend, voting, liquidation or other rights associated with the Company's Old Common Stock before or after the Reverse Stock Split.

     2. FINANCIAL EFFECT. The Company expects that the total cost of the going private transaction will be approximately $431,620, including an estimated $216,500 in expenses and an estimated $225,620 to purchase fractional shares. Most of the purchase of fractional shares pursuant to the going private transaction will be funded pursuant to a loan secured by the real estate of the Company, as described below. The other expenses of the transaction will be paid out of the operating cash flow of the Company.

          The Company borrowed $610,000 on October 28, 2002 from Capital Farm Credit at 6.65% annual interest pursuant to a 15-year note (the "Note"). Approximately $200,000 of the proceeds of this Note will be used in conjunction with the going private transaction. The Company plans to repay the Note out of the operating cash flow of the Company.

          Of the $610,000 borrowed, approximately $200,000 will be used to fund the repurchase of shares of the Company. The remaining costs (primarily expenses of the transaction) have been funded from the

             Company's operating cash flow. The remaining proceeds of the Note have been contributed to TVPC in connection with transactions not related to the Reverse Stock Split. The loan was used as a capital contribution to TVPC which allowed it to repay certain outstanding bank debt (on which the Company was a guarantor, and for which guarantee the Company had begun to accrue). The Company's potential liability as a guarantor of the TVPC debt will be reduced to $123,000 as a result of the reduction in amounts owed by TVPC. Additionally, TVPC paid to the Company $120,000 owed, increasing the cash of the Company and reducing its receivables.

          The Reverse Stock Split will require a restatement of the Company's earnings per share and book value per share, but we do not believe the restatement is material. The restatement is found in the amended
          Schedule 13e-3 under the heading "Financial Statements."

     3. EFFECT ON MARKET FOR SHARES. The Company estimates that the number of shares of New Common Stock outstanding after the Reverse Stock Split, if effected will be approximately 1,393 in the hands of approximately 33 shareholders. As a result, there will be no organized market for the Company's shares. The Company has no current plans to issue additional shares of stock, but the Company reserves the right to do so at any time and from time to time at such prices and on such terms as the Board determines to be in the best interests of the Company and its then shareholders. Persons who continue as shareholders following implementation of the Reverse Stock Split proposal will not have any preemptive or other preferential rights to purchase any of the Company's stock that may be issued by the Company in the future, unless such rights are currently specifically granted to such shareholder.

       4. TERMINATION OF EXCHANGE ACT REGISTRATION OF NEW COMMON STOCK. The Reverse Stock Split proposal will terminate the public registration of the Old Common Stock with the SEC under the Exchange Act, and the Company intends to terminate this registration as soon as practicable after approval of the Reverse Stock Split proposal by the shareholders. The Company may terminate registration under the Exchange Act if the New Common Stock is no longer held by 300 or more shareholders of record. Termination of registration of the Old Common Stock under the Exchange Act would substantially reduce the information required to be furnished by the Company to its shareholders and to the SEC and would make certain provisions of the Exchange Act, such as the requirement of providing annual and quarterly reports to shareholders, no longer applicable to the Company.

          With respect to the executive officers and directors of the Company, in the event of the intended termination of registration of the Old Common Stock under the Exchange Act: a) executive officers, directors and other affiliates would no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, including without limitation, the reporting requirements and short-swing profit provisions of Section 16 thereof. Upon termination of Exchange Act registration, the Company will continue to be subject to the general anti-fraud provisions of federal and applicable state securities laws.

                         FEDERAL INCOME TAX CONSEQUENCES

THE FOLLOWING DISCUSSION SUMMARIZING FEDERAL TAX CONSEQUENCES IS BASED ON CURRENT LAW.

The receipt of New Common Stock solely in exchange for Old Common Stock will not result in recognition of gain or loss to the remaining shareholders. The adjusted tax basis of the remaining shareholder's New Common Stock will be the same as the shareholder's adjusted tax basis in the Old Common Stock. The holding period of New Common Stock received solely in exchange for Old Common Stock will include the shareholder's holding period in the Old Common Stock. No gain or loss will be recognized by the Company upon the Reverse Stock Split.

Shareholders who receive cash in lieu of fractional shares of New Common Stock will be treated as receiving cash as payment in exchange for their fractional shares of New Common Stock, and they will be entitled to recognize a gain or loss on sale, based on the difference between the amount of cash received and the adjusted basis of the fractional shares surrendered for cash. The gain or loss may qualify as a capital gain or loss, depending on the holding period and the nature of the holding.

                     APPRAISAL RIGHTS AND DISSENTER'S RIGHTS

The shareholders do not have the right to demand the appraised value of their shares (dissenter's rights) in conjunction with the Reverse Stock Split under the Texas Business Corporations Act. There may exist other rights or actions under the Texas Business Corporations Act, Texas common law or federal or state securities laws for shareholders who are aggrieved by the Reverse Stock Split generally. Although the nature and extent of such rights or actions are uncertain and may vary depending on facts or circumstances, shareholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED ON THE FAIRNESS OR MERITS OF SUCH TRANSACTION OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REVERSE STOCK SPLIT AND THE RELATED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

                  OWNERSHIP OF VOTING SECURITIES OF THE COMPANY

The following table contains information concerning the persons known by the Company to be the beneficial owners of more than five percent of the Common Stock of the Company at the close of business on August 1, 2003:

                             NAME AND ADDRESS OF         AMOUNT AND NATURE OF
   TITLE OF CLASS            BENEFICIAL OWNER            BENEFICIAL OWNERSHIP(1)     PERCENT OF COMMON STOCK
--------------------------   -------------------------   -----------------------     -----------------------
Common Stock, par value $1   John R. Parten                    1,077,425                   74.25%
                             16945 Northchase Drive,
                             Suite 1800,
                             Houston, Texas
                             77060-2151

Common Stock, par value $1   Patrick J. Moran                     73,017(2)                 5.03%
                             2803 Sackett
                             Houston, Texas
                             77098-1125

     (1)  Based on information furnished by the respective shareholders.
     (2) Included are 14,800 shares of Old Common Stock of the Company held by The Moran Employees Trust. Patrick J. Moran is co-trustee of such Trust and has shared power to vote the shares held by the Trust, however he disclaims any beneficial interest in such shares.

     The following table contains information as to the Old Common Stock of the Company beneficially owned as of August 1, 2003, by all directors and executive officers as a group.

                                  NAME AND ADDRESS OF            AMOUNT AND NATURE OF
       TITLE OF CLASS             BENEFICIAL OWNER               BENEFICIAL OWNERSHIP(1)     PERCENT OF COMMON STOCK
     --------------------------   -------------------------      -----------------------     -----------------------
     Common Stock, par value $1   John R. Parten                         1,077,425                    74.25%
                                  Chairman, President and
                                  Director
                                  16945 Northchase Drive,
                                  Suite 1800,
                                  Houston, TX 77060

     Common Stock, par value $1   R.F. Pratka                                  131                      .01%
                                  Vice President, Treasurer and
                                  Director
                                  16945 Northchase Drive,
                                  Suite 1800,
                                  Houston, TX 77060

     Common Stock, par value $1   William C. Bennett                           142                      .01%
                                  Director
                                  P.O. Box 666
                                  Madisonville, Texas 77864

     Common Stock, par value $1   Bruce Franke                                  84                        -
                                  Director
                                  P.O. Box 557
                                  Willis, Texas 77378

     Common Stock, par value $1   Virginia Cortinas                              0                        -
                                  Secretary
                                  16945 Northchase Drive,
                                  Suite 1800,
                                  Houston, TX 77060

     Common Stock, par value $1   All Directors and Executive            1,077,782                    74.28%
                                  Officers as a Group (five in
                                  number)

     (1)  Based on information furnished by the respective shareholders.

                         PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies on the accompanying forms will be borne by the Company. In addition to the use of mail, officers of the Company may solicit proxies by telephone or telegraph. Upon request, the Company will reimburse brokers, dealers, banks and trustees or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of Old Common Stock.

                                   ACCOUNTANTS

Representatives of the principal accountants for the current year and for the most recently completed fiscal year are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                              REVOCABILITY OF PROXY

Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any shareholder of the Company has the unconditional right to revoke a proxy at any time prior to the voting thereof by (i) notifying the Secretary of the Company with a written notice thereof addressed to the Company at 16945 Northchase Drive, Suite 1800, Houston, Texas 77060; (ii) executing and delivering a subsequent proxy; or
(iii) personally appearing at the Meeting and casting a contrary vote. No revocation shall be effective unless and until notice of such revocation has been received by the Company at or prior to the Meeting.

                                  OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters set forth herein. If any other matter should be presented at the Meeting upon which a vote may properly be taken, John R. Parten and Virginia Cortinas will vote shares represented by all proxies received by the Board of Directors in accordance with their judgment.

                       ANNUAL MEETING OF THE SHAREHOLDERS

The annual meeting of the shareholders of Seven J is typically held in March of each year. The deadline for the submission of timely shareholder proposals to the Company is November 18, 2002. Shareholder proposals received thereafter will not be included with the materials for the annual shareholder meeting. The Board of Directors has determined to delay the annual meeting during the pendency of the Reverse Stock Split transaction.

              FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE

A copy of the Company's Annual Report on Form 10-KSB for the year ended October 31, 2002 and Quarterly Reports on Form 10-QSB for the quarters ended January 31 and April 30, 2003 are incorporated herein by reference. Copies of these reports accompany this Proxy Statement and are available for review from the EDGAR filings obtained through the SEC's Internet Website (http://www.sec.gov). UPON REQUEST TO THE COMPANY'S OFFICES AT 16945 NORTHCHASE DRIVE, SUITE 1800, HOUSTON, TEXAS 77060, PHONE 281-874-2101, THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER OF THE COMPANY, WITHOUT CHARGE, A COPY OF ANY AND ALL DOCUMENTS FILED WITH THE SEC AND INCORPORATED BY REFERENCE HEREIN THAT ARE NOT INCLUDED WITH THIS PROXY STATEMENT.

                              AVAILABLE INFORMATION

The Company is subject to the information requirement of the Exchange Act of 1934, as amended, and in accordance therewith, files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549 and the regional office of the SEC at Suite 1400, Citicorp Center, 14th Floor, 500 West Madison Street, Chicago, Illinois 60661. Copies of such materials can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C 20549. In addition, such reports, proxy statements and other information are available from the EDGAR filings obtained through the SEC's Internet Website (http://www.sec.gov).

THE COMPANY HAS FAILED TO ELECTRONICALLY FILE ITS ANNUAL MEETING INFORMATION STATEMENT (SCHEDULE 14C) MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION BETWEEN 1996 AND 2001. THE COMPANY INCORRECTLY BELIEVED THAT IT COULD CONTINUE TO FILE PAPER COPIES OF THE SCHEDULE 14C MATERIALS AND DID NOT REALIZE IT WAS SUBJECT TO ELECTRONIC FILING REQUIREMENTS. THE COMPANY DID MAIL ITS SCHEDULE 14C MATERIALS TO EACH OF THE SHAREHOLDERS IN CONJUNCTION WITH ITS ANNUAL REPORT. THE COMPANY HAS NOT SOLICITED ANY PROXIES SINCE 1996, BUT HAS HELD SHAREHOLDER MEETINGS WITHOUT FILING ITS MATERIALS PROPERLY WITH THE SECURITIES AND EXCHANGE COMMISSION. UPON REQUEST TO THE COMPANY'S

OFFICES AT 16945 NORTHCHASE DRIVE, SUITE 1800, HOUSTON, TEXAS 77060, PHONE 281-874-2101, THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER OF THE COMPANY, WITHOUT CHARGE, A COPY OF ANY AND ALL SCHEDULE 14C DOCUMENTS.

                                       BY ORDER OF THE BOARD OF DIRECTORS
                                       /s/John R. Parten
                                       -----------------------------------------

                                       John R. Parten, Chairman and President

                        EXHIBIT I - ARTICLES OF AMENDMENT

  THESE ARE THE PROPOSED ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION
   OF SEVEN J STOCK FARM, INC. THESE ARTICLES OF AMENDMENT WILL BE FILED WITH THE SECRETARY OF STATE OF TEXAS TO BECOME EFFECTIVE ONLY UPON RECEIPT OF THE
     APPROVAL OF THE SHAREHOLDERS TO THE TRANSACTIONS PROPOSED IN THIS PROXY
                                   STATEMENT.

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                            SEVEN J STOCK FARM, INC.

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following articles of amendment to its articles of incorporation.

                                   ARTICLE ONE

     The name of the corporation is Seven J Stock Farm, Inc.

                                   ARTICLE TWO

     The following amendments to the articles of incorporation (the "Articles"),were adopted by the shareholders of the corporation on September 24, 2003. The shareholders of the corporation approved an amendment to conduct a 1-for-1000 Reverse Stock Split whereby the one million five hundred thousand (1,500,000) authorized shares of common stock with $1.00 par value were reclassified and changed into one thousand five hundred (1,500) shares of common stock with $1,000 par value.

1. AMENDMENT ONE alters or changes Article VI of the Articles, and the full text of the provision as altered is as follows:

     The issued and outstanding one million four hundred fifty one thousand (1,451,000) shares of common stock of the corporation, with $1.00 par value, are hereby reclassified and changed into one thousand four hundred fifty one (1,451) shares of common stock with $1,000 par value.

     The aggregate number of shares which the Corporation shall have the authority to issue is one thousand five hundred (1,500) of the par value of one thousand dollars ($1,000) each. No shareholder shall have a pre-emptive right to acquire which may, at any time, be issued, sold or offered for sale by the Corporation.

                                  ARTICLE THREE

     The number of shares of the corporation outstanding at the time of adopting these amendments was one million four hundred fifty one thousand (1,451,000); and the number of shares entitled to vote thereon was one million four hundred fifty one thousand (1,451,000).

                                  ARTICLE FOUR

     The number of shares that voted for the amendment is ______________ and the number of shares that voted against the amendment is _________.

                                  ARTICLE FIVE

     The manner in which any exchange, reclassification or cancellation of issued shares provided for in Amendment One shall be effected is as follows:

     Each one thousand shares of common stock with $1.00 par value previously issued and outstanding at the time of the adoption of these amendments shall be exchanged will be purchased at a rate of $3.89 per 1 share of the old common stock.

                                   ARTICLE SIX

     Amendment One will not effect a change in the amount of stated capital.

     EXECUTED, by the undersigned, this ___ day of September, 2003.

                                         SEVEN J STOCK FARM, INC.


                                         By:
                                            ------------------------------------

                                         John R. Parten, President

                         EXHIBIT II - FORM 10-KSB/A NO.1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                              FORM 10-KSB/A NO. 1

(MARK ONE)

   /X/      ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (NO FEE REQUIRED)

              FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002

   / /          TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (NO FEE REQUIRED)

            FOR THE TRANSITION PERIOD FROM               TO

                         COMMISSION FILE NUMBER 0-1394

                            SEVEN J STOCK FARM, INC.
          (Name of small business issuer as specified in its charter)

                     TEXAS                                         74-1110910
           (State of incorporation)                   (I.R.S. Employer Identification No.)

 16945 NORTHCHASE DR., SUITE 1800, HOUSTON, TX                        77060
   (Address of principal executive offices)                        (Zip Code)

                    Issuer's telephone number (281) 874-2101

         Securities registered under Section 12(b) of the Exchange Act:
                                      NONE
                                (Title of Class)

         Securities registered under Section 12(g) of the Exchange Act:
                     COMMON STOCK, PAR VALUE $1.00 A SHARE
                                (Title of Class)

    Check whether the issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past
90 days. Yes /X/ No / /

    Check if disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. /X/

    Issuer's revenues for the fiscal year ended October 31, 2002 were $1,374,000.

    The aggregate market value of common stock held by non-affiliates on December 15, 2002 was $1,309,618.45.

    As of December 20, 2002 there were outstanding 1,451,000 shares of Seven J Stock Farm, Inc. common stock $1.00 par value.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART I

                        ITEM 1. DESCRIPTION OF BUSINESS

                                  INTRODUCTION

    THE COMPANY HAS FAILED TO ELECTRONICALLY FILE ITS ANNUAL MEETING INFORMATION STATEMENT (SCHEDULE 14C) MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION BETWEEN 1996 AND 2001. THE COMPANY INCORRECTLY BELIEVED THAT IT COULD CONTINUE TO FILE PAPER COPIES OF THE SCHEDULE 14C MATERIALS AND DID NOT REALIZE IT WAS SUBJECT TO ELECTRONIC FILING REQUIREMENTS. THE COMPANY DID MAIL ITS SCHEDULE 14C MATERIALS TO EACH OF THE SHAREHOLDERS IN CONJUNCTION WITH ITS ANNUAL REPORT. THE COMPANY HAS NOT SOLICITED ANY PROXIES SINCE 1996, BUT HAS HELD SHAREHOLDER MEETINGS WITHOUT FILING ITS MATERIALS PROPERLY WITH THE SECURITIES AND EXCHANGE COMMISSION. UPON REQUEST TO THE COMPANY'S OFFICES AT 16945 NORTHCHASE DRIVE, SUITE 1800, HOUSTON, TEXAS 77060, PHONE 281-874-2101, THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER OF THE COMPANY, WITHOUT CHARGE, A COPY OF ANY AND ALL
SCHEDULE 14C DOCUMENTS.

    Seven J Stock Farm, Inc. (the "Company") was incorporated in Texas in 1948 for the purpose of purchasing a cotton plantation for oil and gas exploration. The oil and gas lease, still in force, was executed in 1949 to three owners, the Woodley Petroleum Company, Moran Resources Company and Jubal R. Parten. In the ensuing years, the ownership of the Company and the leasehold interests diverged as the ownership in each has been sold and transferred. In 1960, the Company became subject to 1934 reporting requirements when the interest in Seven J Stock Farm held by Woodley Petroleum Company was distributed to its shareholders. These spun off shares are the source of the minority shareholders in the Company today.

    In subsequent years, the Company ceased its cattle operations because of significant losses and determined to lease its land for farming operations, while maintaining income from its royalty interests. At the time, the lease for farming operations was the income used to retire a significant debt that had accumulated in the Company. In recent years, the Company has entered into related farming businesses, such as pecan processing, pecan production, hay production and pine tree farming, but has not yet experienced particular success. The Company also extended its pipeline facilities in the 1980s to gather production from new wells drilled at that time. Currently, the income from royalty and pipeline operations is declining as the production from the Company's lands and the surrounding areas is depleting, and the related farming businesses have not produced positive cash flow, thus requiring the Company to continue to search for ways to increase revenues and decrease expenses.

    The 2002 Farm Bill makes the Company ineligible for federally subsided insurance, disaster, and price support payments. Therefore, in 2003 the Company has leased its farmland to two unrelated farmers on a cash basis instead of a share crop basis. The Company has also received notice that the J.R. Parten Ranch Trust will probably cease ranch operations in early 2003. The Company has entered negotiations with an unrelated party to lease the ranchland formerly leased to the J.R. Parten Ranch Trust. It appears that this lease will be at a lower lease rate than that with the J.R. Parten Ranch Trust. The J.R. Parten Ranch Trust will continue to be responsible for the lease payments until the end of the lease term in October 2004 or, if a new lease is made at a lesser rate, for the difference between the new rate and the higher rate in their lease for that period. If the Ranch Trust ceases operations, it is probable that HAYCO will also cease operations.

    The Company owns two subsidiaries, Madison Pipe Line Co., which is 100% owned and Trinity Valley Pecan Company, which is 50% owned. Madison Pipe Line Co. conducts its operations in a joint venture called Fort Trinidad Pipeline, where it has a 50% interest (the other 50% venturer is Rainbow Pipe Line Company which is wholly owned by John R. Parten). The Company is also a 50% venturer in a joint venture called "HAYCO" which grows, cuts and sells hay (the other 50% venturer is the J. R. Parten Ranch Trust).

    The principal operations of Seven J Stock Farm, Inc., directly or through its subsidiaries consist of the following:

    - Ranch Land Leases

    - Farm Land Share Crop Leases

    - Oil and Gas Royalty Interests

    - Natural Gas Gathering, Compression and Dehydration

    - Producing Crops of Pecans and Hay

    - Pecan Processing and Seasonal Pecan Gift Pack Sales

    - Irrigation and Mowing

    The Company has income from office space reimbursement from its affiliates and other related insignificant leasing activities.

    Other than compliance with reporting requirements as a public company, the Company does not believe that governmental regulations have a material impact on operations. The 2002 Farm Bill will make the Company ineligible for generally subsidized insurance, disaster, and price support payments effectively precluding the Company from farming directly in any manner.

    As disclosed below, the Company receives some of its revenues from transactions with related parties. The related parties directly transacting business with the Company are described as follows:

    - The J. R. Parten Ranch Trust (the "Ranch Trust") is a testamentary trust established under the will of Jubal R. Parten, founder of the Company and is administered by John R. Parten and Robert F. Pratka. The J. R. Parten Ranch Trust owns or operates separate farm and ranch lands of about 11,000 acres, 3,000 acres of which is not adjacent to the property of the Company. The Company derives revenue from a ranch lease to the Ranch Trust for approximately 6,258 acres of the Company's ranch land. The Ranch Trust also rents two employee housing units and office space at the Company's ranch headquarters in Sand Ridge, Texas. The Ranch Trust owns 50% of the stock of Trinity Valley Pecan Company and owns 50% of HAYCO, as well as purchasing hay from HAYCO. The Ranch Trust is a royalty owner in some of the gas that is transported and compressed by Madison Pipe Line Co. Madison Pipe Line Co. owns its pipeline system and holds several pipeline rights-of-way on land owned by the Ranch Trust. The Company believes that the rental rates paid by the Ranch Trust are on terms that are at least as favorable as it could have negotiated with a third party. As stated above, the Ranch Trust plans to cease ranching operations in 2003. While they will continue to be responsible for insuring that the Company gets its full share of lease payments until the end of the term of the lease in October 2004, the Company will have no lease payment from the Ranch Trust after that date. The Ranch Trust also intends to cease its leases of employee housing units and office space at Sand Ridge, Texas. We anticipate that HAYCO will not operate in 2003 growing season.

    - Fort Trinidad Pipeline. Madison Pipe Line Co. ("Madison") is a wholly owned subsidiary of the Company engaged in gathering natural gas from wells on and off the Company's land in the West Fort Trinidad area. Its assets consist of approximately five miles of pipe lines and the related rights of way for its pipe lines. Madison operates through a joint venture called Fort Trinidad Pipeline, which is 50% owned by Madison and 50% owned by Rainbow Pipe Line Company. Rainbow Pipe Line Company is owned by John R. Parten, and owns a pipe line system with approximately 12 miles of pipe line adjacent to the Company's land. Madison contributes the use of its pipelines and 50% of the costs of operation of the system. Rainbow Pipe Line Company contributes the use of a connecting set of pipelines and pays its 50% of the operating costs of the system. Madison pays Rainbow Pipe Line Company $1,000 per month to provide all of the office space, administration and overhead required to operate Fort Trinidad Pipeline. The Company determined that $2,000 was the approximate cost of providing these services to Fort Trinidad Pipeline on a monthly basis and pays its allocated 50% ($1,000). Rates for gathering and transporting gas are set in negotiations with independent third party purchasers of the gas transported.

    - Trinity Valley Pecan Company is a 50% owned subsidiary of the Company engaged in pecan processing and seasonal gift-pack sales. The other 50% owner is the Ranch Trust (see description above). Trinity Valley was formed in 1997. The Company leases to Trinity Valley a plant site (including the land, slab, scale and utilities), pecan store and one employee housing unit at Sand Ridge, Texas.

    - Saturn Gas Systems, Inc. is owned over 90% by John R. Parten and is a vehicle lessor and fueling station operator at Sand Ridge, Texas. Saturn has a ground lease from the Company for its fueling station at Sand Ridge, Texas at $100 per year. Saturn Gas Systems, Inc. provides fuel (road gasoline and diesel) to the Company and other adjacent agricultural users on a card-key system. Saturn Gas Systems also sells off-road diesel to the Company for use in its agricultural operations. Because the off-road diesel is sold for agricultural purposes, as required by Texas law, the prices of this fuel are equal to Saturn's cost of the fuel with no mark up.

    In addition to these major transactions, the Company shares office space and employees with entities controlled by John R. Parten, as described below in "--Office Space" and "--Employees." John R. Parten personally leases six acres of land from the Company for a residence at Sand Ridge, as described below in "--Other Leases and Miscellaneous Activities."

RANCH LAND LEASES

    The Company's ranch land is leased as follows:

                                                                 PERCENT OF
                                                               TOTAL COMPANY
LAND LEASED TO                                  AREA LEASED         LAND
--------------                                 -------------   --------------
Unrelated parties:
  Ranch land lease                             1183.72 acres        10.6
Related parties:
  Ranch Trust                                  6257.96 acres        56.2%
  Land Lease
    John R. Parten,                            6 acres               0.1%
    Trinity Valley Pecan Company               2 acres                --%

    In accordance with the ranch land leases encompassing 7,442 acres or 66.8% of Company land, the annual rent, payable monthly, is $16 per net acre, and the unrelated parties pay the same rental amount as the Ranch Trust. The Company is liable for payment of property taxes, repairs to water wells, and a portion of maintenance expense of the levee system. The ranch lease with the unrelated party was renewed on June 23, 1998 for a term of five years ending July 31, 2003. The ranch lease was originally signed with Jubal R. Parten in November 1990 and was later renewed by the J.R. Parten Ranch Trust in November 1994 and November 1999 for an additional five years, terminating

October 31, 2004. The Company does not expect the lease to be renewed. HAYCO uses land leased to the Ranch Trust set forth above and uses land owned by the Ranch Trust. The Company does not pay any additional consideration for the cost of the land used by HAYCO.

FARM LAND SHARE CROP LEASES

    The Company's farm land is leased as follows:

                                                                 PERCENT OF
                                                               TOTAL COMPANY
LAND LEASED TO                                  AREA LEASED       PERCENT
--------------                                  ------------   --------------
Unrelated parties:
Farm Land Share Crop Leases                     2,612 acres         21.6%

    In December 2002, the leases with two unrelated farmers were renewed for a term of five years. The consideration in the leases will be $35 per acre for dry land and $60 per acre for irrigated land. This method replaces the share crop leases used in prior years. This will provide to the Company a more stable cash flow from leasing. The Company will cease independent irrigation services (the tenant pays for irrigation through the higher price per acre). The Company will continue to provide contract mowing to its tenants and unrelated third parties.

OIL AND GAS ROYALTIES

    The Company receives oil and gas royalties attributable to thirty-three producing oil and gas wells on Company land or on units including Company land. The royalties were primarily created by a lease for 10,463.54 acres executed in 1949. They are received from sales of oil and gas to independent third parties at prevailing market rates. Distributions of the royalties are made, at the expense of the working interest owners, by the operators under the lease, which are various oil and gas companies that have succeeded the original lessee, including related parties. Of the wells for which the Company receives royalties, all but two are operated by Parten Operating, Inc., (owned by John R. Parten) which does not allocate or charge any costs of operation to the Company. Parten Operating, Inc. does not own any working interests, but John R. Parten, his family and related entities own approximately 40% of the working interests outside the designated Units, and approximately 20% of the working interests inside the Units. The other two wells are operated by Texas Moran Exploration Company, which is owned by a significant shareholder of the Company. Royalties are paid before any operating expenses are paid, so the Company does not pay any revenues to the operators for operations. The royalty income is of a passive nature as the Company does not explore for oil and gas and does not participate in the drilling of oil and gas wells. For the fiscal years ended October 31, 2002 and 2001, net royalty income represented 17% and 21%, respectively, of the Company's total revenue. Substantially all Company property is leased for oil and gas exploration. Substantially all of the lessees have always been related parties, but sales of oil and gas from which the royalties are derived have been made to unrelated third parties at prevailing market rates.

    The Company holds mineral interests under its original 10,463.54-acre tract of land subject to non-executory royalty interests over 40 years old (they were originally granted prior to the lease executed by Woodley). The Company also owns varying interests in minerals in the few small tracts that have been purchased since 1948. Since none of these small tracts is currently producing any significant income, this discussion is limited to the royalty ownership in the original 10,463.54-acre tract. An oil and gas lease to Woodley Petroleum Company, dated November 30, 1949 covers this tract. The lease provided a gross royalty of 0.125 of the production of oil and gas from the premises. Before the formation of the Company, the original owners of the mineral royalty granted non-executory royalty interests, so that the Company's net royalty is .084146. The table below summarizes the current status of the wells in which the Company owns an interest.

                                     TOTAL     PRODUCING     SHUT
CATEGORY                             WELLS       WELLS      WELLS            ROYALTY CALCULATION
--------                            --------   ---------   --------   ----------------------------------
Lease Wells on Seven J land            15          8           7      .084146 of production
Wells on Ft. Trinidad Dexter Unit+     13         11           2      .084146 of all production
                                                                      allocated to Tract 2 of the Unit*
Wells on Ft. Trinidad Upper Glen
  Rose Unit+                           27         14          13      .084146 of all production
                                                                      allocated to Tract 51 of the Upper
                                                                      Glen Rose Unit**

------------------------

+ Unitization under Texas law is a mechanism, which allows all owners of all wells in an oil or gas field to share in production from all wells in the field regardless of the location of those wells.

*   Tract 2 (Seven J tract) comprises .207890 of the Ft. Trinidad Dexter Unit

** Tract 51 (Seven J tract) comprises .115429 of the Ft. Trinidad Upper Glen Rose Unit

Note: Parten Operating, Inc. is the operator of all of the above wells except Seven J #42 and Seven J #43, which are operated by Texas Moran Exploration.

MADISON PIPE LINE CO. OPERATIONS

    In 1977, Madison Pipe Line Co., a wholly-owned subsidiary of the Company, which owns a gas gathering system, commenced operation of its natural gas pipelines. For fiscal years ended October 31, 2002 and 2001, pipeline income represented 38% and 44%, respectively, of the Company's total revenue. The principal service rendered by Madison Pipe Line Co. is to maintain and operate gas gathering pipeline systems that deliver natural gas to various third party pipelines for sale to the public, including gas from royalty interests owned by the Company.

    Effective December 1, 1996, Madison Pipe Line Co. entered into Fort Trinidad Pipeline, a joint operating agreement with another pipeline company, Rainbow Pipe Line Company, wholly owned by John R. Parten. Under the agreements for Fort Trinidad Pipeline, Madison Pipe Line Co. and Rainbow Pipe Line Company shared the cost of constructing a central compression and dehydration facility on an equal basis, and then modified their systems to reduce the required amount of pipeline used and required metering systems, thus reducing overall operating and compression costs. The two participants have shared on an equal basis the revenues, costs and expenses of operating the combined gathering system pipelines and central compression and dehydration facilities. The term of the agreement is for one year and for month-to-month thereafter until cancelled. The combined gathering systems and pipelines are currently servicing twenty producing wells, of which eight are on lands in which the Company owns mineral rights. Eighteen wells are operated by Parten Operating, Inc., which is owned by John R. Parten. The Fort Trinidad Pipeline does not pay any fees or overhead expenses to Parten operating for operating the wells for which Fort Trinidad Pipeline transports gas. In the year 2002, approximately 14.7% of the gas flowing through the jointly operated system was produced from wells located on the Company's land. Fort Trinidad Pipeline set the rates its charges for gathering and compression by negotiation with independent third party purchasers of the gas.

PRODUCING CROPS

    The Company operates a pecan orchard of approximately 3,250 trees on approximately 100 acres of its land and planted in several varieties of hybrid papershell pecans. The Company began planting these trees in 1993, and completed the planting in four years. These trees bore their first harvestable crop in 2001 of approximately 8,000 pounds. Experts indicate that this production should double each year, depending on weather conditions, and reach a maximum production of about 300,000 pounds in approximately 20 years. This pecan orchard is not owned by Trinity Valley Pecan Company.

    Under memorandum of agreement dated June 1, 2001, the Company participates in a joint venture, named "HAYCO", with the Ranch Trust on an equal basis. The Ranch Trust provides the hay fields (including lands leased from the Company) to HAYCO for no consideration. HAYCO pays the costs for fertilization, irrigation, cutting, raking, baling, and if not sold in the field, hauling the hay. It sells hay to the Ranch Trust and other unrelated parties at local market rates, so that the Ranch Trust pays the same price as the unrelated parties. All sales and expenses are shared 50/50 between the two participants. The Company believes that HAYCO will not operate in 2003 and future years.

    The Company planted a stand of pine trees for harvest in 1998, in an effort to increase the crops for sale by the Company. There was no joint venture involved in this activity. The seedlings were destroyed by drought over a two year period, and the Company has written off its investment as of 2001.

OTHER LEASES AND MISCELLANEOUS ACTIVITIES

    Under a lease agreement beginning December 15, 1997, the Company leased approximately six acres of land to John R. Parten. Under the terms of the lease agreement, the Company is entitled to an annual rent of $200, subject to escalation after ten years. The lessee is responsible for property taxes, utilities, insurance, and the cost of construction of any buildings or improvements. Upon lease termination, any buildings or improvements constructed on the leased land becomes the Company's property. The lease term is fifty years.

    Under a lease agreement beginning July 7, 1998, the Company leased approximately two acres of land and improvements to Trinity Valley Pecan Company. Under the terms of the lease agreement, the Company is entitled to rent of $1,500 per month, subject to escalation after ten years. The lessee is responsible for property taxes, utilities, insurance, and the cost of construction, repairs, or maintenance of any buildings or improvements. The lease term is fifty years. Upon lease termination, any buildings or improvements constructed on the leased land becomes the Company's property.

    Parten Operating, Inc. also rents two pipe yards near Sand Ridge from the Company at a monthly rental rate of $100 per month, each.

    For the two fiscal years ended October 31, 2002 and 2001, revenue generated from the leasing activities, including share of crops, represented 15% and 14%, respectively, of the Company's total revenue.

    In addition to leasing, the Company has generated revenues from providing irrigation services and mowing services to the tenant farmers of the Company. Because of the new lease arrangements, revenues from irrigation will cease and be included in the higher price for rental. The Company anticipates it will continue mowing operations.

TRINITY VALLEY PECAN COMPANY OPERATIONS

    Trinity Valley Pecan Company was started in 1997 as an incorporated joint venture between the Company and the J.R. Parten Ranch Trust, with each owning 50%. In 1998, Trinity Valley Pecan Company leased a former feed mill site from the Company at Sand Ridge, Texas. Trinity Valley Pecan Company renovated the plant site and installed pecan processing equipment which would allow Trinity Valley Pecan Company to process several millions pounds of nuts per year. Trinity Valley Pecan Company also built out a store facility to be operated during the holiday season at Sand Ridge. Trinity Valley also leases one employee housing unit at Sand Ridge, Texas from the Company. In 2001, Trinity Valley discontinued its wholesale pecan purchases and sales of nuts (except for the quantity needed for its retail sales) and plans in the future to limit its activities to custom pecan shelling for unrelated third parties and its seasonal retail sales.

MAJOR CUSTOMERS

    Customers comprising 10% or greater of the Company's revenues for the fiscal years ended October 31, 2002 and 2001 are summarized as follows:

    PIPELINE OPERATIONS--Gathering, transportation and compression income is attributable to gas wells partially owned by related parties. All revenues of Madison Pipe Line Co. come from one purchaser who is an independent third party. The rates paid for gathering, transportation and compression, however, are negotiated with and paid by the independent third party who purchases the gas on the open market.

                                                                     YEAR
                                                                     ENDED
                                                                  OCTOBER 31,
                                                              -------------------
                                                                2002       2001
                                                              --------   --------
                                                                      (IN
                                                                  THOUSANDS)
                                                                $515       $632
                                                                ====       ====
Percentage to total revenues                                     37%      43.7%
                                                                ====       ====

EMPLOYEES

    The Company presently employs two full-time ranch employees and four part-time individuals through a labor sharing arrangement with related parties, including the J.R. Parten Ranch Trust, Trinity Valley Pecan Company and HAYCO. If J.R. Parten Ranch Trust and HAYCO cease operations in 2003, the Company will add one additional full time employee to replace shared employees. None of these individuals are represented by a union, and management considers its relations with the individuals to be satisfactory. The Company has not experienced serious difficulty in hiring qualified employees.

OFFICE SPACE

    The Company shares office space with all other entities owned by John R. Parten in two locations: Sand Ridge, Texas, the site of the ranch, and 16945 Northchase Drive, Suite 1800, Houston, Texas. Approximately nine entities share office space in Houston and approximately four entities share office space in Sand Ridge, including the related parties described above. Office space and related overhead expenditures have been allocated among the entities according to the number of personnel required and related space needs. Under these arrangements, at Sand Ridge, Texas, the J.R. Parten Ranch Trust, Parten Operating, Inc. and Rainbow Pipe Line Company all pay $650, $3050 and $650, respectively in monthly office rent to the Company. The Company pays $2,000 a month to Parten Operating, Inc. for its share of office space and overhead in the Houston office. In 2003, the J.R. Parten Ranch Trust will vacate its office and employees at Sand Ridge, and cease paying rent.

GENERAL

    The Company does not own any patents, trademarks, licenses, franchises or concessions which might be deemed important to the Company or to any of its segments. The Company does not have backlog orders or contractual commitments. The Company has not expended any funds in research activities. The Company anticipates no material effects on its business concerning compliance with federal, state and local provisions which have been enacted or adopted concerning environmental matters. The Company operates in the United States and does not have foreign operations or export sales.

ITEM 2. DESCRIPTION OF PROPERTIES

    The Company owns in fee approximately 11,140 acres of land in Houston County, Texas, adjoining the Trinity River located about 100 miles north of Houston, Texas. Of this land, approximately 33% is planted as native pasture, approximately 34% is improved pasture consisting of coastal bermuda and bahia grasses, approximately 22% is cropland cultivated in cotton, wheat, milo, and corn, approximately 1% is pecan orchards and approximately 10% is wooded pasture or wasteland. Improvements include approximately twenty miles of roads, approximately eighty four miles of perimeter and cross fencing, nine water wells, a levee approximately ten miles long with pumping stations, five single family residences, three buildings, seven barns or warehouses, two sheds, four corrals, and one stable/tack room. Oil and gas royalties are received from sales of oil and gas from the minerals owned by and located on the Company's acreage. The Company shares in production from thirty-three wells either located on the Company's land or on units in which some of the Company's land is included. Seven wells located on Company land and fifteen of the wells located on the units are shut-in, currently incapable of production. The lessees of the minerals underlying Company land are related parties. The purchasers of the oil and gas production are independent third parties.

    Madison Pipe Line Co. property consists of three pipelines currently servicing twenty wells located on Company land and in nearby fields. Madison Pipe Line Co. also owns a 50% undivided interest in a compression and dehydration facilities located on Company land.

    Trinity Valley Pecan Company property consists of a pecan processing plant and a retail store located on Company land at Sand Ridge, Texas.

    The Company leases office space, pipe yards and employee housing to its affiliates at its facilities at Sand Ridge, Texas and leases office space from an affiliate for its Houston office, as described above in "Description of Business--Office Space." The Company anticipates that leases from the Ranch Trust for office space and employee housing may terminate if the Company is able to find a third party tenant for its ranch lease lands and the Ranch Trust ceases to be the lessee of the Ranch Lease.

ITEM 3. LEGAL PROCEEDINGS

    Trinity Valley Pecan Company has been sued in the District Court of the 3d Judicial District of Houston County, Texas (Case No. 00-0199) by Marion W. Lucky d/b/a BL Pecans in conjunction with a contractual dispute concerning three loads of pecans valued at approximately $81,000. The Company believes that the pecans, when delivered, were infested with worms, and the pecan owner is suing for full payment for the delivery. This suit was filed in September 2000 and is pending.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

    None

                                    PART II

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

    The Company's common stock, not listed in any established public trading market, is traded over-the-counter under the symbol SEVJ. The quoted average prices of the common shares for the fiscal years ended October 31, 2002 and 2001 are as follows:

                                                                    QUOTED
                                                                    AVERAGE
                                                                     PRICE
                                                              -------------------
QUARTER                                                         2002       2001
-------                                                       --------   --------
First                                                          $2.509     $2.00
Second                                                          3.500      2.20
Third                                                           3.509      3.25
Fourth                                                          3.509      3.25

    The above quoted average prices were compiled from sporadic market quotations which may not necessarily represent actual transactions.

    As of November 7, 2002, the Company had approximately 730 shareholders.

    No dividends were paid to shareholders during the fiscal years ended October 31, 2002 and 2001.

    Although no restrictions exist for the payment of dividends, any future payment of cash dividends will depend upon the Company's earnings, financial condition, capital requirements, and other factors deemed relevant by the Board of Directors.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

                             RESULTS OF OPERATIONS

    The following table summarizes for the period indicated the percentage increase (decrease) of revenues and costs and expenses as compared to the prior period:

                                                                      PERIOD-TO-PERIOD INCREASE
                                                                     (DECREASE) FOR FISCAL YEARS
                                                              -----------------------------------------
                                                                     2002                  2001
                                                              -------------------   -------------------
REVENUES:
  Pipeline operations                                          $  515     (18.5)%    $  632      (6.2)%
  Net oil and gas royalties                                    $  228       (26)%    $  308      (8.1)%
  Ranch lease rentals                                          $  199        (3)%    $  205      28.9%
  Farm produce sales                                           $  393        58%     $  248      39.3%
  Contract and irrigation services                             $   39       (19)%    $   48     100.0%
  Other revenues                                               $   --      (100)%    $    5      25.0%
  Total revenues                                               $1,374        (5)%    $1,446      13.8%
COSTS AND EXPENSES:
  Operating expenses                                           $  740       (14)%    $  860      16.2%
  General and administrative expenses                          $  302        27%     $  237     (25.7)%
  Depreciation and amortization                                $  170        (3)%    $  176      37.5%
  Equity in loss of 50% owned affiliate                        $   73       (47)%    $  139     (55.0)%
  Interest expense                                             $   14       (39)%    $   23      15.0%
  Taxes--other than income taxes                               $   45       (12)%    $   51       6.3%
  Total costs and expenses                                     $1,344       (10)%    $1,486      (5.0)%
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES                $   30       175%     $  (40)     86.0%
    Provision (benefit) for income taxes                       $  (37)     (629)%    $    7     (86.0)%

    The following is a discussion of material changes in the results of operations of the Company.

COMPARISON OF FISCAL YEARS 2002 AND 2001

REVENUES

    PIPELINE OPERATIONS--The Company's subsidiary, Madison Pipeline Co. owns a 50% interest in a joint venture called Fort Trinidad Pipeline System. Pipeline gathering revenue for fiscal year 2001 increased 6% as compared to fiscal year 2000. Pipeline gathering revenue for fiscal year 2002 decreased 18.5% as compared to fiscal year 2001. The decrease in pipeline revenue in 2002 is attributable to an application of a fuel gas surcharge for compression. However, total sales volume in 2002 increased 3.84% from 2001 to 2002. The increase in pipeline revenue in 2001 is attributable to greater compression required by the wells serviced by the gathering system. In 2002, approximately 14.7% of Fort Trinidad Pipelines's throughput is attributable to wells on Company property. There has been no change in the number of wells connected to the gathering system.

    The Company entered into a joint operating agreement effective December 1, 1996 to jointly operate its gas gathering system with a gathering system owned by Rainbow Pipe Line Company, a company owned by John R. Parten. Under the terms of the joint operating agreement, the Company was charged for its 50% share of the cost of equipment and labor to construct, as part of the system, a central compression and dehydration facility required to compress and remove excess water content from the gas before delivery to a gas pipeline owned by an unrelated party. The Company and Rainbow Pipe Line Company share equally in the income, costs and expenses of operating the gathering system, including the compression and dehydration facility. Rainbow Pipe Line Company is designated operator of the joint venture. Fifty percent of the expenses from operating the joint venture, including the cost of labor, vehicles, tools and administrative expenses related to the Sand Ridge office are paid by Madison Pipe Line Co. to Rainbow Pipe Line Company. The expenses paid by Madison Pipe Line Co. are approximately 23% of Rainbow's total expenses, which roughly correlates to the percentage of throughput in the joint venture owned by Madison Pipe Line Co. as compared to Rainbow Pipe Line's total through-put. Additionally, Madison Pipe Line Co. pays 50% of the $2,000 per month administrative fee owed to Rainbow Pipe Line Company in conjunction with the use of office space and administrative and accounting services for Fort Trinidad Pipeline at the Houston office. Rates for transportation, gathering and compression are set by negotiation with the independent third party purchasers of the gas.

    The following chart describes the volume of gas transported by each well connected to the Fort Trinidad Pipeline system by the 8/8ths interest in each well. The number of wells serviced has not changed during the periods reported.

                                              SEVEN J      1998        1999        2000       2001       2002
WELL NAME                                     INTEREST   GAS VOL.    GAS VOL.    GAS VOL.   GAS VOL.   GAS VOL.
---------                                     --------   ---------   ---------   --------   --------   --------
Adams, Andrew                                 NO                 0           0       370     12,037     10,823
Bayless, Roscoe                               NO           165,761     161,784   163,812    155,373    147,111
Brown, H D                                    NO            19,992      18,844    12,796      5,680      5,560
Dorrell, Esther                               NO           254,253     243,635   190,081    138,616    165,337
Farmers #2                                    NO           154,106     150,834    96,799    103,588     99,244
Farmers #3                                    NO           260,974     225,058   197,309    142,121    143,944
Gould, Myra                                   NO           148,981     126,334    96,853     82,175     68,268
Ivey, Will                                    NO               447           0       571      1,310      1,441
Ivey-Richardson                               NO            42,395      36,671    34,296     27,140     38,939
Moody Cotton #5                               NO                 0           0     6,079      5,187      4,277
Richardson-Ivey                               NO             2,556       6,916     4,756      4,904      3,371
Seven J #14                                   YES            7,711       9,085    12,212      9,874      7,693
Seven J #15                                   YES            7,711      15,960    12,212     11,157      9,540
Seven J #20                                   YES           27,146      24,991    23,794     21,227     14,055
Seven J #30                                   YES           20,131      14,666    14,911     12,532      7,567
Seven J #33                                   YES                0       1,059    27,420     35,500     22,065
Seven J #39                                   YES           10,932      24,657    17,152     14,105     13,539
Seven J #42 & 43                              YES  (2)      93,173      53,655    21,047     43,846     50,858
Wakefield #3                                  NO            32,545      30,282    32,700     35,597     38,014
TOTAL                                         8          1,248,814   1,144,431   965,170    861,969    851,646

    NET OIL AND GAS ROYALTIES--Net oil and gas royalties for fiscal year 2001 decreased 8% as compared to fiscal year 2000, and decreased 26% in fiscal year 2002 compared to fiscal year 2001. The decrease in 2001 is primarily due to the reduction in oil and gas production. Oil production decreased by 1% and gas production decreased by 8%. In September 2001, there was an increase in the oil field clean up fee from .0333% to .0667%. The decrease in 2002 is primarily due to the reduction in oil and gas production and price. In 2002, oil production decreased by 15% and gas production decreased by 7%. Average price per MCF for natural gas is $5.56 in fiscal 2001 and $3.29 in fiscal year 2002. Average price per barrel for oil and condensates is $22.76 in fiscal 2001 and $21.81 in 2002.

    The table below summarizes the production trend for the Company's royalty interest in the 8 wells and 2 units in which Seven J has an interest:

                                 1998 PROD.           1999 PROD.           2000 PROD.           2001 PROD.            2002 PROD.
                             -------------------  -------------------  -------------------  -------------------   -----------------
                               OIL        GAS       OIL        GAS       OIL        GAS       OIL        GAS        OIL       GAS
WELL                          (BBL)      (MCF)     (BBL)      (MCF)     (BBL)      (MCF)     (BBL)      (MCF)      (BBL)     (MCF)
----                         --------   --------  --------   --------  --------   --------  --------   --------   --------  -------
Seven J #14, #15, #39         2,199      1,530     2,229      4,229     2,227      3,770     2,234      2,838      2,246     2,651
Seven J #20 & #30               659      4,094       541      3,376       523      3,269       490      2,949        408     2,000
Seven J #33                     236          0       216          0     2,510      2,159     3,049      2,800      2,031     1,983
Seven J #42 & 43              6,403      5,529     4,551      4,148     2,686      2,682     2,227      3,225      1,764     4,645
Dexter Unit                   1,476          0     2,400          0     1,726          0     1,638          0      1,740         0
Upper Glen Rose Unit            234      5,332       225      5,120       212      4,581       196      3,307        146     2,795

    Production volumes typically trend down over time. Prices of oil and gas have been very volatile in the last 10 years. Oil and gas royalty fluctuations are based on both fluctuations in production (which generally trend downward) and commodity prices for oil and gas (which can trend any direction).

    FARM PRODUCE SALES--Farm produce sales consists of the Company's share of cotton, corn, wheat and milo from farm land share crop leases, the Company's 50% share of hay sales by HAYCO and the Company's direct sales of its pecan crop. For the year 2002, of the $393,000 in revenues, $161,000 was derived from sale of hay through HAYCO and $91,000 of that was derived from sales of hay to the Ranch Trust. The remainder of the farm produce sales is attributable to sales from leased lands, with a neglible amount attributable to pecan sales. During the fiscal year ended 2002, 921 acres and 1691 acres were leased to two separate tenant farmers under agricultural leases. Farm produce sales for fiscal year 2001 increased 39% as compared to fiscal year 2000, and a 58% increase in fiscal year 2002 compared to fiscal year 2001. The increase in 2001 was the result of sales of hay by HAYCO, which began in June 2001. Farm produce sales for fiscal year 2002 increased due to cotton sales, hay sales and hay baling operations.

    - The farmland share crop lease agreements that the Company has with two non-affiliated farmers require the Company to pay a share of the costs of the farming operation and share in that same percentage of the production from the farming operation. In the case of cotton, the Company's percentage is 25%, in the case of grain (corn or milo) the Company's percentage is 30%. The cost, which the Company is required to share, is the cost of fertilizer, insecticide, irrigation and transportation (to the gin or to market). While the Company has the right to take its share of production in kind, in fact the Company in most cases has opted to sell its produce along with the farmer, and receives the same price as the farmer. In addition, the Company receives its percentage of any insurance or crop subsidy payments that are provided by the US Department of Agriculture. Agricultural prices vary greatly from year to year. The table below summarizes the highs and lows for each crop over the preceding five-year period.

                                                             LOW        YEAR         HIGH          YEAR
                                                          ---------   --------   -------------   --------
Cotton Price                                              .4159/lb.     2000     .5684/lb.         2001
Milo Price                                                2.60/Bu.      1999     4.09/Bu.          2001
Corn Price                                                1.70/Bu.      2000     2.89/Bu.          2002
Cotton Volume                                             0 per ac.     1998     875.72 lb/ac.     2002
Milo Volume                                               0 per ac.     2001     85.7 Bu./ac.      1999
Corn Volume                                               0 per ac.     1998     130 Bu/ac.        1999
Farmland Operating Income                                 $19,000       2001     $121,000          2002

    Agricultural prices are determined by International Commodity Markets wholly outside the control of the Company or the tenant farmer. Cotton is sold FOB the COOP Gin in Houston County, Texas, and grain is sold FOB Port of Houston and locally. In the past, price fluctuations did not have a material effect because if prices fell, the Company received its shares of the U.S. Department of Agriculture subsidy. These subsidies end this year. The new lease arrangements, however, are not based on sales proceeds of crops and are cash rentals owed to the Company based on acreage. Production volumes are determined in part by weather, which is outside of the control of the Company or tenant farmer, and partly by decisions made by the tenant farmer, such as what crops to plant and what methods to employ. Beginning in 2003, the agricultural leases call for a cash rental of $35 per acre for dry land and $60 per acre for irrigated land. The Company believes that the new arrangement will be a more stable income stream, and will provide the Company with revenue in excess of its lowest receipts, but not as great as its maximum year. The Company will also no longer have revenue directly from irrigation, but the revenue is built into the higher rate paid by the tenant for irrigated land. The Company will continue to provide contract mowing.

      The HAYCO operation is an informal joint venture undertaken through a memorandum dated June 1, 2001. The joint venture was undertaken because the hay contractor for Rattlesnake Ranch (owned by the Ranch Trust) went out of business and the management of the Company and the Trustees of the Ranch Trust reasoned that by combining their existing equipment and utilizing their existing labor pool they could produce the hay required by the Ranch Trust and other local area ranchers on a profitable basis. This required some new equipment, including a large baler and cutter. This equipment was purchased through credit obtained by the Ranch Trust at a cost of $110,000. The terms of the agreement call for the following:

     - Reimbursing the Ranch Trust for the Company's 50% share of note payments on the new equipment.

     - Ranch Trust local market rates for the use of its existing equipment.

     - Paying Ranch Trust the cost for using its labor.

     - Paying the Company local market rates for the use of its existing equipment.

     - Paying the Company cost for using its labor.

     - Selling the hay at local market rates to the Ranch Trust or to other non-affiliated local ranchers.

      The first year's hay operation has been marginally profitable. HAYCO gross sales in fiscal 2002 and 2001 were $161,000 and $106,000 respectively. HAYCO sells different sizes of hay bales including large bales (average price per bale of $30), small square bales (average price per bale of $3.50), and round bales (average price per bale of $29). The Company believes that HAYCO will cease operations in 2003. As a result, the Company will no longer have revenues or expenses from this operation.

    - Pecan Sales for fiscal 2002 were $1,381.00.

    RANCH LEASE RENTALS--Ranch Lease rentals consists of rentals for 6257.96 acres of ranch land to a related party and 1183.72 acres of ranch land to an unrelated party at $16.00 per net acre per year, leases of plant site to Trinity Valley Pecan Company and leases of office space in the Sand Ridge, Texas office to related parties. Ranch Lease rentals increased from 2000 to 2001 29% partially due to a lease by affiliated companies for office space in the Sand Ridge, Texas office. Ranch Lease rentals had an insignificant change from fiscal 2001 to fiscal 2002. The Company believes that the lease of 6257.96 acres by the Ranch Trust not be renewed. While the Company has not executed a new lease, it is negotiating with a new tenant at a rate of $12 per acre. If the Company succeeds in this negotiation, the Ranch Trust will pay the $4.00 difference through the term of its lease, so that during 2003, there will be no change in income. Thereafter, the Company's revenues will be reduced.

    CONTRACT AND IRRIGATION SERVICES--Contract and irrigation services for fiscal year 2001 increased 100% as compared to fiscal year 2000, and a 19% decrease in fiscal year 2002 from 2001. This was the result of contract work performed during the years and the farm land share crop leases including the rental of the pivot system for irrigation of the land. The rental of the pivot irrigation system is an annual rental payment from each tenant that is due October each year. Irrigation revenue will be changed in 2003 so that there is not direct irrigation revenue, but there is a higher rental rate paid by the tenant for irrigated land. Contract mowing revenues are anticipated to continue.

COSTS AND EXPENSES

    OPERATING EXPENSES--Operating expenses for the twelve months ended
October 31, 2001 increased $120,000 or 16% as compared to the twelve months ended October 31, 2000, and for the 12 months ended for 2002 decreased $120,000 or 14% as compared to fiscal year 2001. The increase for 2001 is attributable to an increase in the expenses for HAYCO including repair and maintenance of the pivot irrigation system, the annual cost of fertilizers, and the operation of the hay equipment. The decrease for 2002 is primarily due to a decrease in pipeline operating expenses.

    Pipeline operating expenses decreased 28% for fiscal year 2002 as compared to fiscal year 2001 as the result of a decrease in compressor fuel. Gas usage in fiscal 2001 69,345 mmbtu at avg. price of $4.40 compared to 74,850 mmbtu at an avg. price of $2.90 in 2002. Price is based on Houston Ship channel posted price that is stated in the contract with the independent third party purchaser.

    Ranch operating expenses decreased 31% for fiscal year 2001 as compared to fiscal year 2000 primarily as the result of an decrease in outside service costs and a reduction in the superintendent's salary. Ranch operating expenses decreased 17% for fiscal year 2002 as compared to fiscal year 2001 primarily as the result of an decrease in outside service costs and in repairs and maintenance on equipment.

    Farm operating expense increased 226% for fiscal year 2001 as compared to fiscal year 2000. The increase is due to additional repairs and maintenance of a tractor and the pivot irrigation system, fertilizer, and the cost of operating HAYCO. Farm operating expense increased 32% for fiscal year 2002 as compared to fiscal year 2001. The increase is due to an additional repairs and maintenance of the levee flood control gate, fertilizer and labor necessary for the HAYCO operation.

    General and Administrative Expenses decreased 26% for fiscal year 2001 as compared to fiscal year 2000. The decrease is primarily due to decreased allocated salaries, payroll taxes, office rent, consulting fees, and other expenses from related entities. General and administrative expenses increased 27% for fiscal year 2002 as compared to fiscal year 2001. The increase is primarily due to increased consulting and legal fees due to the costs of taking the Company private incurred during the fiscal year.

    DEPRECIATION, AMORTIZATION, AND IMPAIRMENT--Depreciation, amortization, and impairment for fiscal year 2001 increased 38% as compared to fiscal year 2000. The increase is attributable to additions of farm equipment, and the pecan orchard irrigation system. Additionally, the pine plantation planted in 1998 was deemed to be impaired (a total loss) due to severe drought conditions experienced during 1998 and 1999. All of the costs associated with the pine plantation totaling approximately $24,000, were written off to impairment. The changes in depreciation and amortization for fiscal year 2002 were insignificant.

    EQUITY IN LOSS OF 50% OWNED AFFILIATE--The October 31, 2002 and 2001 consolidated financial statements have been restated to correct an error in the calculation of the Company's investment and related equity method losses in Trinity Valley Pecan Company ("Trinity")(SEE PART I. FINANCIAL INFORMATION, NOTE 16). In the previously reported financial statements, the Company recorded its share of losses in Trinity up to the amount of its investment. On a separate basis, once the investment in Trinity had been written down to zero, the Company quit applying the equity method and accounted for the guarantees separately by expensing on an annual basis the amount the Company estimated would be due pursuant to the guarantees. The restatement ceased the separate evaluation of the investment and the guarantees, and the Company has continued to apply the equity method of accounting and recognition of the losses of Trinity, even though the investment has been reduced to zero, because of the guarantees. The Company, John R. Parten and another related party jointly and severally guarantee certain of Trinity's debt. The guaranteed loans include a plant construction loan and working capital lines-of-credit with principal balances totaling approximately $367,000 and $933,000 at October 31, 2002 and 2001, respectively. The loans bear interest at rates ranging from 7.95% to 9.50% and mature beginning March 2003 through October 2004. As a result of recognizing the Company's share of losses from Trinity for the years ended October 31, 2002 and 2001 approximately $73,000 and $139,000, respectively, of losses were recognized in earnings based on Trinity's losses of approximately $146,000 and $277,000 for the years ended October 31, 2002 and 2001, respectively. The decrease in Trinity's net losses from approximately $277,000 in 2001 to $146,000 in 2002 is due to the restructuring of its pecan operations. In 2001, Trinity restructured its pecan operations by discontinuing its wholesale pecan purchases and sales of nuts (except for the quantity needed for its retail sales) and limiting its activities primarily to custom pecan shelling for unrelated third parties and to seasonal retail sales. As part of Trinity's restructuring of its pecan operations, it eliminated all unnecessary labor, which comprises the bulk of its pecan operating expenses.

    INTEREST EXPENSE--Interest expense for fiscal year 2001 increased by 15% as compared to fiscal year 2000. The increase is attributable to an increase in average notes payable outstanding during the year. Interest expense for fiscal year 2002 decreased by 39% as compared to fiscal year 2001. The decrease is attributable to average notes payable outstanding during the year.

    Provision for Income Taxes--Provision for income taxes for fiscal year 2001 decreased 86% as compared to fiscal year 2000. The decrease is attributable to a decrease in deferred tax liabilities. The benefit for income taxes for fiscal year 2002 is primarily the result of a decrease in the current tax liability due to the current deductible depletion attributable to oil and gas royalties. The current deductible depletion is the result of the utilization of the available depletion calculated for income taxes based on the current year and past years income tax depletion calculations.

LIQUIDITY AND CAPITAL RESOURCES

    In the early 1990's, gas production began to drop in volume and pressure thereby greatly reducing the Company's profitability and further necessitating compression of the gas in the pipe lines. Royalty income is expected to continue to decline. As a result of the reduction in gas production revenue, management began to seek other opportunities to create profits for the Company and means of reducing operating expenses. After the end of fiscal 2002, however, an independent third party plans to commence drilling one well on Company property. The Company cannot predict whether the well will be successful, but if it is successful, it is possible that revenues could increase.

    In 1996, the Company entered an expense reducing project related to its pipe line business, the Fort Trinidad Pipeline joint venture with the Company's wholly owned subsidiary, Madison Pipe Line Co. and Rainbow Pipe Line Company, a pipe line company operating in nearby Madison County owned by John R. Parten. By combining operations, the Company reduced its expenses of operations by using portions of the facilities of Rainbow Pipe Line Company instead of the higher cost of maintaining a completely separate staff. The Company expects revenues to continue to decline.

    Another venture pursued by the Company was the pecan business. Ranches adjacent to the land owned by the Company have a significant production of native pecans. In approximately 1993, the Company sought to capitalize on this opportunity by planting 3,250 pecan trees. Additionally, the Company became a 50% owner of the Trinity Valley Pecan Company ("TVPC") with the Ranch Trust in 1997. Initially, TVPC was involved with the purchase and sale of nuts, but was unprofitable with these activities. Currently, TVPC has limited its activities to custom pecan shelling and seasonal retail sales. The Company anticipates that its net revenues will stabilize and grow from this operation since the determination to cease wholesale pecan purchases.

    In 1998, the Company invested $24,000 planting a pine plantation. Unfortunately, the pine venture was unsuccessful as severe drought conditions killed most of the plantation.

    In 2000, the custom hay cutter for the Ranch Trust ceased operating. The manager of the Company and the manager of the Ranch Trust property determined that using the existing labor pool and equipment, they could enter the business of growing, cutting and baling hay. The Company determined this could be a profitable venture and entered the HAYCO venture with the Ranch Trust. Each entity owns 50% of the venture and additional equipment purchased is owned jointly. HAYCO produces hay on property leased by the Company to the Ranch Trust and on Ranch Trust property (and the Company pays no costs for the use of the land), and the Company shares equally in the profits from selling the hay produced. The Company believes that HAYCO will cease operations in 2003, which will reduce revenues and expenses of the Company.

    The Company is actively seeking another Ranch Lease tenant besides the Ranch Trust to lease the Company's acreage. It is negotiating, but has not executed a new lease at $12 per acre, which is $4.00 lower that the current lease. The proposed new tenant is an unrelated third party. If the Company executes the new lease, liquidity will not be affected in 2003 because the Ranch Trust will continue to pay its lease obligations. Once the Ranch Trust lease expires in 2004, however, the Company's revenues will decrease.

    The Company further sought to improve its profitability by reducing administration costs. In 2000, administrative and accounting functions were moved from Robert Pratka's group to labor provided by John R. Parten.
Mr. Parten believed he could provide these services at a lower fixed cost. Additionally, John R. Parten cut his consulting fee in half to $1000 per month. The Company also sought to reduce its auditing fees by changing audit firms, but did not find that it could reduce its fees. Most recently, the Company investigated the feasibility of conducting a going private transaction to reduce the costs of maintaining public company status. The Company is proceeding with the privatization transaction, but actual costs have been higher than anticipated. The Company has retained proceeds from a loan to pay for fractional shares created in the going private transaction and intends to pay for the costs out of cash flow.

    The Company has used debt to finance part of the operations of the business. As further described in Note 3 of the financial statements, the Company had $662,000 in long term debt (including current maturities) October 31, 2002, compared with $244,000 in long term debt October 31, 2001. In October 2002 the Company has a new outstanding note of $610,000 which paid off an existing note in the amount of $176,000 and also made a $400,000 capital contribution to Trinity that would help reduce their debt and provide Trinity with working capital. The Company intends to repay its debt out of its revenues and related cash flow.

    Net cash provided by our operating activities was $106,000 for the year ended October 31, 2002, compared to $285,000 for 2001. The decline was primarily due to a decline in revenue from pipeline operations and oil and gas royalties. This was partially offset by increased in farm produce sales. However, much of the cash collections of the 2002 farm produce sales will not take place until the subsequent fiscal year. The costs of the going private transaction will significantly affect cash flow, but the Company currently believes it will have sufficient cash flow to pay these costs.

    The Company's liquidity could be adversely affected due to losses from and loan guarantees for Trinity Valley Pecan Company, a 50% owned affiliate. Both the Company, the Ranch Trust and John R. Parten guarantee a portion of Trinity Valley Pecan Company's debt ($367,000 at October 31, 2002). The Company invested or advanced approximately $467,000 and $141,000 during the fiscal years ended October 31, 2002 and 2001, respectively, that was used to pay down existing debt and to provide Trinity with working capital. With new capital and reduced debt, the Company believes that Trinity can handle its remaining debt and generate an operating profit.

    As of October 31, 2002, the Company's working capital was $133,000. Payment of approximately $12,000 attributable to notes payable and long-term debt is required during the fiscal year ending October 31, 2003. It is not anticipated that dividends will be paid in the near future.

    The Company has no current commitments for any capital expenditures in the future. The Company's source of liquidity is cash received from continuing operations and the borrowing activities described above. If cash from continuing operations is insufficient to fund future capital expenditures the deficit will have to be covered by future borrowings.

                    SEVEN J STOCK FARM, INC. AND SUBSIDIARY

                       CONSOLIDATED FINANCIAL STATEMENTS

                           OCTOBER 31, 2002 AND 2001

                                C O N T E N T S

                                                                PAGE
                                                              --------
Independent Auditors' Report................................     59

Consolidated Balance Sheets.................................     60

Consolidated Statements of Operations.......................     61

Consolidated Statements of Shareholders' Equity.............     62

Consolidated Statements of Cash Flows.......................     63

Notes to Consolidated Financial Statements..................     64

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Seven J Stock Farm, Inc.

    We have audited the accompanying consolidated balance sheets of Seven J Stock Farm, Inc. and Subsidiary (the "Company") as of October 31, 2002 and 2001, and the related consolidated statements of operations, shareholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Seven J Stock Farm, Inc. and Subsidiary as of October 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

    As disclosed in Note 15, the Company has not presented certain supplementary information for oil and gas activities that the Financial Accounting Standards Board has determined is necessary to supplement, although not required to be part of, the basic consolidated financial statements as of and for the year ended October 31, 2001.

    As disclosed in Note 16 to the consolidated financial statements, the 2002 and 2001 consolidated financial statements have been restated to correct errors in the method of recognizing equity method income (losses) from the investment in the Company's 50% owned affiliate.

/s/ MANN FRANKFORT STEIN & LIPP CPAs, LLP

Houston, Texas
December 17, 2002, except for Note 16, for which the date is June 19, 2003

                    SEVEN J STOCK FARM, INC. AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS

                      (IN THOUSANDS EXCEPT FOR SHARE DATA)

                                                                  OCTOBER 31,
                                                              -------------------
                                                               2002*      2001*
                                                              --------   --------
                           ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                    $   72     $   25
  Accounts receivable--trade                                      214        105
  Accounts receivable--related parties                            255        158
  Deferred income taxes                                             3         17
  Other current assets                                              5          3
                                                               ------     ------
    TOTAL CURRENT ASSETS                                          549        308
PROPERTY AND EQUIPMENT, net                                     1,525      1,689
OTHER ASSETS                                                       55         55
                                                               ------     ------
      TOTAL ASSETS                                             $2,129     $2,052
                                                               ======     ======
            LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable--trade                                      $  138     $  118
  Accounts payable--related parties                               207        113
  Accrued expenses                                                 49         66
  Accrued taxes other than income taxes                            --         48
  Accrued income taxes                                              5          4
  Note payable                                                      5         --
  Current maturities of long-term debt                             12        104
                                                               ------     ------
    TOTAL CURRENT LIABILITIES                                     416        453
LONG-TERM DEBT                                                    650        140
DEFERRED INCOME TAXES                                              38         97
ACCRUED LOSS CONTINGENCY FOR 50% OWNED AFFILIATE                  123        526
DEFERRED REVENUES                                                   4          5
                                                               ------     ------
      TOTAL LIABILITIES                                         1,231      1,221
SHAREHOLDERS' EQUITY
  Common stock, par value $1 per share: authorized 1,500,000
    shares; issued and outstanding 1,451,000 shares             1,451      1,451
  Accumulated deficit                                            (553)      (620)
                                                               ------     ------
    TOTAL SHAREHOLDERS' EQUITY                                    898        831
                                                               ------     ------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $2,129     $2,052
                                                               ======     ======

------------------------
*   RESTATED (SEE NOTE 16)

                See notes to consolidated financial statements.

                    SEVEN J STOCK FARM, INC. AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                      (IN THOUSANDS EXCEPT FOR SHARE DATA)

                                                                  YEAR ENDED
                                                                  OCTOBER 31,
                                                              -------------------
                                                               2002*      2001*
                                                              --------   --------
REVENUES
  Pipeline operations                                          $ 515      $ 632
  Net oil and gas royalties                                      228        308
  Ranch lease rentals                                            199        205
  Farm produce sales                                             393        248
  Contract and irrigation service                                 39         48
  Other revenues                                                  --          5
                                                               -----      -----
    TOTAL REVENUES                                             1,374      1,446
COSTS AND EXPENSES
  Operating expenses                                             740        860
  General and administrative expenses                            302        237
  Depreciation, amortization, and impairment                     170        176
  Equity in loss of 50% owned affiliate                           73        139
  Interest expense                                                14         23
  Taxes--other than income taxes                                  45         51
                                                               -----      -----
    TOTAL COSTS AND EXPENSES                                   1,344      1,486
                                                               -----      -----
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES                   30        (40)
INCOME TAX BENEFIT (PROVISION)                                    37         (7)
                                                               -----      -----
NET INCOME (LOSS)                                              $  67      $ (47)
                                                               =====      =====
NET INCOME (LOSS) PER SHARE--BASIC AND DILUTED (1,451,000
  weighted--average shares outstanding)                        $ .05      $(.03)
                                                               =====      =====

------------------------
*   RESTATED (SEE NOTE 16)

                See notes to consolidated financial statements.

                    SEVEN J STOCK FARM, INC. AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                 (IN THOUSANDS)

                                                COMMON STOCK                           TOTAL
                                             -------------------    ACCUMULATED    SHAREHOLDERS'
                                              SHARES     AMOUNT       DEFICIT          EQUITY
                                             --------   --------   -------------   --------------
Balances at October 31, 2000, as previously
  reported                                    $1,451     $1,451        $(121)          $1,330
Prior period adjustment                           --         --         (452)            (452)
                                              ------     ------        -----           ------
Balances at October 31, 2000, as
  restated                                     1,451      1,451         (573)             878
Net loss*                                         --         --          (47)             (47)
                                              ------     ------        -----           ------
Balances at October 31, 2001*                  1,451      1,451         (620)             831
Net income*                                       --         --           67               67
                                              ------     ------        -----           ------
Balances at October 31, 2002*                 $1,451     $1,451        $(553)          $  898
                                              ======     ======        =====           ======

------------------------
*   RESTATED (SEE NOTE 16)

                See notes to consolidated financial statements.

                    SEVEN J STOCK FARM, INC. AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                     YEAR
                                                                     ENDED
                                                                  OCTOBER 31,
                                                              -------------------
                                                               2002*      2001*
                                                              --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                             $ 67       $(47)
  Adjustments to reconcile net income (loss) to net cash
    provided by operating activities:
    Depreciation, amortization, and impairment                   170        176
    Deferred income taxes                                        (45)        (3)
    Equity in loss of 50% owned affiliate                         73        139
  Changes in operating assets and liabilities:
    Accounts receivable                                         (206)       (40)
    Refundable and accrued income taxes                            1          6
    Other current assets                                          (2)        10
    Accounts payable, accrued expenses and unearned
      income                                                      48         44
                                                                ----       ----
      Net cash provided by operating activities                  106        285
CASH FLOWS FROM INVESTING ACTIVITIES
  Capital expenditures for property and equipment                 (6)       (27)
  Investments in and advances to 50% owned affiliate            (476)      (141)
                                                                ----       ----
      Net cash used in investing activities                     (482)      (168)
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from long-term debt and note payable                  616         71
  Payment on long-term debt                                     (193)      (209)
                                                                ----       ----
      Net cash provided by (used in) financing activities        423       (138)
                                                                ----       ----
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS              47        (21)
CASH AND CASH EQUIVALENTS--beginning of year                      25         46
                                                                ----       ----
CASH AND CASH EQUIVALENTS--end of year                          $ 72       $ 25
                                                                ====       ====
SUPPLEMENTAL CASH FLOW DATA:
  Cash paid during the year for:
    Income taxes                                                $  8       $  5
                                                                ====       ====
    Interest                                                    $ 14       $ 26
                                                                ====       ====
NONCASH INVESTING AND FINANCING ACTIVITIES:
  Capital expenditures for property and equipment financed
    by debt                                                     $ --       $ 63
                                                                ====       ====
  Capital expenditures for other assets financed by debt        $ --       $ 54
                                                                ====       ====

------------------------
*   RESTATED (SEE NOTE 16)

                See notes to consolidated financial statements.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NATURE OF OPERATIONS

    Seven J Stock Farm, Inc. was incorporated in Texas in 1948. The principal operations of Seven J Stock Farm, Inc., and Subsidiary (the "Company") which are conducted on approximately 11,000 acres of land consist of producing and selling agricultural field crops, leasing pastures, and gathering natural gas through pipelines. In addition, the Company receives oil and gas royalties for minerals underlying the land owned in fee. The Company owns a fifty percent interest in Trinity Valley Pecan Company which is in the business of shelling and marketing pecans and pecan products. All operations are located and conducted in the State of Texas.

    Preparation of Consolidated Financial Statements--The financial statements include the accounts of Seven J Stock Farm, Inc. and its wholly-owned Subsidiary, Madison Pipe Line Co. All significant inter-company accounts and transactions have been eliminated. The equity method of accounting is used for investments in affiliates owned between 20% and 50%.

    Use of Estimates--The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Recently Issued Accounting Pronouncements--In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS 143, "Accounting for Asset Retirement Obligations". In August 2001, the FASB issued SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS 143 is effective for financial statements issued for fiscal years beginning after June 15, 2002, and interim periods within those years. SFAS 144 replaced SFAS 121, "Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" and other related provisions. SFAS 144 provides updated guidance concerning the recognition and measurement of an impairment loss for certain types of long-lived assets. It also expands the scope of a discontinued operation to include a component of an entity, and it eliminates the current exemption to consolidation when control over a subsidiary is likely to be temporary. SFAS 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001, and interim periods within those years. Management believes that the adoption of the provisions of SFAS 143 and SFAS 144 will not have a significant impact on the Company's results of operations, financial position or cash flows.

    Revenue and Expense Recognition--Revenues are reflected in operations when earned and expenses when incurred utilizing the accrual method of accounting.

    Revenue from pipeline operations is recognized based on dates natural gas is gathered.

    Revenue from net oil and gas royalties is recognized based on dates of production.

    Revenue from farm produce sales is recognized when field crops are harvested and sold. Costs associated with farm produce sales, including fertilizer, irrigation, and related costs are charged to operations as incurred since accumulating such costs would not have a material effect on the Company's financial statements due to the small quantity of inventory at year-end.

    Revenue from ranch lease rentals is recognized based on lease periods.

    Property and Equipment--Property and equipment is recorded at cost. The straight-line method of computing depreciation and amortization is used for financial reporting purposes. Maintenance and repairs are included in expenses when incurred. Renewals and betterments which extend the useful life of the equipment are capitalized. At the time properties are retired or otherwise disposed of, the cost of the property and accumulated depreciation are removed from the accounts. The difference between the net book value and the amount received by sale or salvage is included in the results of operations.

    The cost of planting pecan groves and the yearly maintenance and development costs are capitalized until the grove is ready for commercial production. Net proceeds from sale of pecans before commercial production are recorded as a reduction of capitalized costs. Normal losses of trees due to disease and other conditions during the development stage are not treated as a reduction to the capitalized cost; however, abnormal losses are charged to current operations. The capitalized cost is depreciated over its estimated economic life, beginning in the first year of commercial production.

    The Company reviews its long-lived assets for impairment when events or changes in circumstances indicate that the book value of an asset may not be recoverable. The Company evaluates, at each balance sheet date, whether events and circumstances have occurred which indicate possible impairment. The carrying value of a long-lived asset is considered impaired when the anticipated cumulative undiscounted cash flows of the related asset or group of assets is less than the carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the estimated fair market value of the long-lived asset. Approximately $0 and $24,000 of impairment was recognized by the Company for the fiscal years ended October 31, 2002 and 2001, respectively, related to a pine grove.

    Cash and Cash Equivalents--The Company considers all highly liquid investment purchases with an original maturity of three months or less to be cash equivalents.

    Deferred Income Taxes--In accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", the Company utilizes the asset and liability approach in computing deferred income taxes. Under the asset and liability approach to accounting for income taxes, a deferred income tax liability, calculated using projected tax rates, is recognized on temporary differences which will result in projected future net taxable amounts. In addition, a deferred income tax asset, calculated using projected tax rates,is recognized on temporary differences which will result in projected future net deductible amounts. The deferred income tax asset is reduced by a valuation allowance based on management's estimate of the amount that will ultimately be realized or deducted in future years.

    Earnings Per Share--Basic earnings per share is computed based on the weighted average number of common shares outstanding, while diluted earnings per share is computed based on the weighted average number of common shares outstanding adjusted by the number of additional shares that would have been outstanding had potentially dilutive common shares been issued. No potentially dilutive common shares were outstanding as of October 31, 2002 and 2001.

    Reclassifications--Certain items and amounts in the October 31, 2001 consolidated financial statements have been reclassified to conform with the October 31, 2002 presentation. The reclassifications have no effect on net income.

NOTE 2--NOTE PAYABLE

                                                                  OCTOBER 31,
                                                              --------------------
                                                                2002       2001
                                                              --------   ---------
                                                                 (IN THOUSANDS)
Installment note with an insurance company of $6,000;
  principal and interest payable in 9 monthly installments;
  maturing June 2003; bearing interest at 9 0%                   $5      $      --
                                                                 ==      =========

NOTE 3--LONG-TERM DEBT

    Long-term debt consists of the following:

                                                                  OCTOBER 31,
                                                              -------------------
                                                                2002       2001
                                                              --------   --------
                                                                (IN THOUSANDS)
Note payable of $210,000 to a bank; principal and interest
  payable in equal monthly installments of $8,049 beginning
  June 2001, maturing October 2003; bearing interest at 1%
  over prime rate; secured by a deed of trust on the
  Company's mineral interest, and guaranteed by an officer
  and shareholder of the Company and another related party;
  paid in October 2002                                          $ --       $176
Installment note with a finance company; principal and
  interest payable in three annual installments; maturing
  September 2002; interest at 9%; secured by equipment; paid
  in September 2002                                               --          5
Installment note with a finance company; principal and
  interest payable in five annual installments; maturing
  August 2006; bearing interest at 6.9%; secured by
  equipment                                                       52         63
Note payable of $610,000 to a financial institution;
  principal payable in annual installments beginning
  November 2003, maturing November 2018; bearing interest at
  6.65%; secured by a deed of trust on various parcels of
  land, and guaranteed by an officer and shareholder of the
  Company                                                        610         --
                                                                ----       ----
                                                                 662        244
Less current maturities of long-term debt                         12        104
                                                                ----       ----
                                                                $650       $140
                                                                ====       ====

    Maturities of long-term debt are as follows: 2003--$12,000; 2004--$78,000; 2005--$79,000; 2006--$80,000; 2007--$65,000; thereafter--$348,000.

NOTE 4--PROPERTY AND EQUIPMENT

    Property and equipment consists of:

                                                                  OCTOBER 31,
                                                              -------------------
                                                                2002       2001
                                                              --------   --------
                                                                (IN THOUSANDS)
Buildings and building improvements                            $  433     $  431
Levee, drainage, irrigation, roads, and flood control
  facilities                                                      508        508
Farm implements, trucks, and tractors                             184        184
Fences, corrals, and other equipment                              941        937
Gathering system and dehydration facility                         886        886
Pecan grove and irrigation system                                 137        137
                                                               ------     ------
                                                                3,089      3,083
Less accumulated depreciation, amortization and
  impairment                                                    1,885      1,715
                                                               ------     ------
                                                                1,204      1,368
Land                                                              321        321
                                                               ------     ------
Property and equipment, net                                    $1,525     $1,689
                                                               ======     ======

    Depreciation and amortization of property and equipment is based on the estimated useful lives. Estimated useful lives for depreciation and amortization are as follows:

                                                               YEARS
                                                              --------
Buildings and building improvements                            5 - 40
Levee, drainage, irrigation, roads, and flood control
  facilities                                                   7 - 50
Farm implements, trucks, and tractors                          5 - 10
Fences, corrals, and other equipment                           5 - 20
Gathering system and dehydration facility                     10 - 20
Pecan grove and irrigation system                             10 - 20

NOTE 5--50% OWNED AFFILIATE

    On July 2, 1998, the Company purchased a 50% interest in Trinity Valley Pecan Company (the "50%-owned affiliate"). Condensed financial statements of the 50%--owned affiliate, are as follows:

                                                                  OCTOBER 31,
                                                              -------------------
                                                                2002       2001
                                                              --------   --------
                                                                (IN THOUSANDS)
                       BALANCE SHEETS
ASSETS
  Current assets                                               $   78     $  110
  Noncurrent assets (primarily property and equipment)            587        630
                                                               ------     ------
    TOTAL ASSETS                                               $  665     $  740
                                                               ======     ======
LIABILITIES
  Current liabilities                                          $1,175     $1,298
  Noncurrent liabilities                                          434      1,040
SHAREHOLDERS' EQUITY
  Common stock and paid-in capital                              1,300        500
  Deficit                                                      (2,244)    (2,098)
                                                               ------     ------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $  665     $  740
                                                               ======     ======

                                                                  YEAR ENDED
                                                                  OCTOBER 31,
                                                              -------------------
                                                                2002       2001
                                                              --------   --------
                                                                (IN THOUSANDS)
                  STATEMENTS OF OPERATIONS
Revenues                                                       $ 275      $ 271
Costs and expenses                                               421        548
                                                               -----      -----
Loss before provision for income taxes                          (146)      (277)
                                                               -----      -----
Net loss                                                       $(146)     $(277)
                                                               =====      =====

    The Company's investment in its 50% owned affiliate, Trinity Valley Pecan Company ("Trinity") at October 31, 2002 and 2001 was $0. The Company's share of Trinity's losses for the years ended October 31, 2002 and 2001 of approximately $73,000 and $139,000, respectively, were recognized in earnings since the Company jointly and severally guarantees bank loans of Trinity (SEE NOTE 6). During fiscal year 2001, Trinity discontinued its wholesale operations; however, it continues its retail and shelling operations.

    As disclosed in Note 3, during 2002, the Company obtained long-term financing in the amount of $610,000. Of this amount, $400,000 was contributed to Trinity to pay down existing debt and other liabilities, and to provide Trinity with working capital. During 2001, Trinity obtained short-term financing with a bank for $25,000 for working capital. This loan, which matured in April 2002, was collateralized by inventory and trade receivables.

NOTE 6--COMMITMENTS AND CONTINGENCIES

    The Company has jointly and severally guaranteed certain bank loans of Trinity Valley Pecan Company, a 50% owned affiliate ("Trinity"). The guaranteed loans include a plant construction loan and working capital lines-of-credit with principal balances totaling approximately $367,000 and $933,000 at October 31, 2002 and 2001, respectively. The loans bear interest at rates ranging from 7.95% to 9.50% and mature beginning March 2003 through October 2004. The loans are also guaranteed jointly and severally by a related party. In accordance with Accounting Principles Board ("APB") Opinion No. 18, "The Equity Method Of Accounting For Investments In Common Stock", the Company continues to record its share of Trinity's losses even though its investment in Trinity is $0 due to the Company's guarantee of Trinity's debt. The October 31, 2002 and 2001 consolidated financial statements have been restated to correct an error in the calculation of the Company's investment and related losses in Trinity (SEE NOTE
16).

NOTE 7--RANCH AND LAND LEASES

    Company property is subject to two separate ranch leases at an annual rental of $16 per net acre. One lease agreement with an unrelated party, which covers approximately 1,200 net acres was renewed July 1998, for an additional five year term. The other lease for approximately 6,300 net acres with a related party was renewed October 1999, for an additional five year term.

    Under a fifty year lease agreement beginning September 1997, the Company leased approximately six acres of land to an officer, director and shareholder of the Company at an annual rental rate of $200. The lease is subject to escalation after ten years, and the lessee is responsible for property taxes, utilities, insurance, and the cost of construction of any buildings or improvements. Upon lease termination, any buildings or improvements constructed on the leased land becomes the property of the Company. Under a fifty year lease agreement beginning September 1998, the Company leased approximately two acres of land to it's 50% owned affiliate. Under the terms of the lease agreement, the Company is entitled to rent of $1,500 per month, subject to escalation after ten years, and the lessee is responsible for property taxes, utilities, insurance and the cost of construction, repairs, or maintenance of any buildings or improvements. Upon lease termination, any buildings or improvements constructed on the leased land becomes the Company's property.

NOTE 8--AGRICULTURAL LEASES

    During the fiscal years 2002 and 2001, approximately 2,600 acres of the Company land, respectively, was leased to unrelated parties under two lease agreements. Under the terms of the lease agreements, the Company is entitled to 25% of the cotton production and 30% of the milo, wheat, and corn production from the leased lands. The Company pays its respective share of certain costs of crop production. The leases are for a three year term and expired on the date the 2002 crops were harvested, but were continued on an annual basis for an additional two year period after the expiration.

NOTE 9--BUSINESS SEGMENTS

    The Company operates in two principal industries, agriculture and oil and gas. The Company's agricultural industry segments consist of the producing and selling of agricultural crops and the leasing of ranch land not used in farming operations. The Company's oil and gas industry segment consists of oil and gas royalty interests in minerals underlying the land owned in fee and gathering and transportation of natural gas through pipelines.

    Financial information concerning the Company's business segments for the fiscal years ended October 31, 2002 and 2001 follows. There were no material intersegment sales or transfers. Income before provision for income taxes represents revenues less operating expenses for each segment and excludes general corporate expenses, loss from 50% owned affiliate and other income and expenses of a general corporate nature. Identifiable assets by segment are those assets that are used in the Company's operations within that industry. Corporate assets are those assets maintained for general purposes, principally cash and cash equivalents, receivables and other assets.

                                                                YEAR ENDED
                                                                OCTOBER 31,
                                                            -------------------
                                                              2002       2001
                                                            --------   --------
                                                              (IN THOUSANDS)
REVENUES
  Agriculture:
    Farm produce                                            $    393    $  248
    Ranch leases                                                 199       205
    Contract and irrigation service                               39        48
    Other                                                         --         5
                                                            --------    ------
                                                                 631       506
  Oil and gas:
    Net oil and gas royalties                                    228       308
    Pipeline operations                                          515       632
                                                            --------    ------
                                                                 743       940
                                                            --------    ------
      Total revenues                                        $  1,374    $1,446
                                                            ========    ======
OPERATING PROFIT
  Agriculture:
    Farm produce                                            $    121    $   43
    Ranch leases                                                 122       111
    Contract and irrigation service                               32        18
    Other                                                         --         5
                                                            --------    ------
                                                                 275       177
  Oil and gas:
    Net oil and gas royalties                                    228       308
    Pipeline operations                                          131       101
                                                            --------    ------
                                                                 359       409
                                                            --------    ------
      Total operating profit                                     634       586
  Interest expense                                               (14)      (23)
  Loss from 50% owned affiliate                                  (73)     (139)
  General corporate expenses                                    (517)     (464)
                                                            --------    ------
      Income (loss) before provision for income taxes       $     30    $  (40)
                                                            ========    ======

                                                                  OCTOBER 31,
                                                              -------------------
                                                                2002       2001
                                                              --------   --------
                                                                (IN THOUSANDS)
IDENTIFIABLE ASSETS
  Agriculture                                                  $1,537     $1,578
  Oil and gas                                                     343        256
  Corporate assets                                                249        218
                                                               ------     ------
      Total assets                                             $2,129     $2,052
                                                               ======     ======

                                                                  YEAR ENDED
                                                                  OCTOBER 31,
                                                              -------------------
                                                                2002       2001
                                                              --------   --------
                                                                (IN THOUSANDS)
TOTAL CAPITAL EXPENDITURES
  Agriculture                                                   $  6       $ 90
  Oil and gas                                                     --         --
                                                                ----       ----
      Total capital expenditures                                $  6       $ 90
                                                                ====       ====
DEPRECIATION, AMORTIZATION, AND IMPAIRMENT
  Agriculture                                                   $131       $137
  Oil and gas                                                     39         39
                                                                ----       ----
      Total depreciation and amortization                       $170       $176
                                                                ====       ====
MAJOR CUSTOMERS
  Customers comprising 10% or greater of the Company's net
    revenues are summarized as follows by business segments:
    Pipeline operations--Gathering income attributable to
      gas wells partially owned by related parties              $515       $632
                                                                ====       ====
    Percentage to total revenues                                  37%        44%
                                                                ====       ====

NOTE 10--RELATED PARTY TRANSACTIONS

    John R. Parten and Robert F. Pratka, officers, directors and shareholders of the Company are Co-Trustees of the J. R. Parten Ranch Trust, a trust created under the will of J. R. Parten.

    Information concerning guarantees of certain debts and ranch and land leases to related parties are also disclosed in Note 3 and Note 7, respectively, of the notes to consolidated financial statements.

    The following is a description of significant related party transactions for the fiscal years ended October 31, 2002 and 2001:

                                                                   YEAR ENDED
                                                                  OCTOBER 31,
                                                              -------------------
                                                                2002       2001
                                                              --------   --------
                                                                (IN THOUSANDS)
DESCRIPTION OF RELATED PARTY TRANSACTIONS:
50% share in revenue from gathering systems operated by
  pipeline company owned by John R. Parten                      $515       $632
50% share of operating expenses of gathering systems
  operated by pipeline company owned by John R. Parten          $384       $531
Net oil and gas royalties from companies owned by a current
  stockholder and by a company owned by John R. Parten          $228       $308
Ranch lease rentals received from the J.R.  Parten Ranch
  Trust created under the will of J.R. Parten                   $100       $100
Farm produce sales received from the J.R. Parten Ranch
  Trust                                                         $ 91       $ 83
Allocated salaries, payroll taxes, office rent, and other
  operating expenses by the J.R. Parten Ranch Trust             $ 38       $ 36
Rental income received from:
  Pipeline company owned by John R. Parten                      $  8       $  8
  Company owned by John R. Parten                               $ 37       $ 37
  Other related parties                                         $ 10       $ 10
  Trinity Valley Pecan Co.                                      $ 18       $ 18

NOTE 11--FEDERAL INCOME TAXES

    Federal taxable income is reported by Seven J Stock Farm, Inc. on the cash basis and by its subsidiary on the accrual basis.

    The benefit (provision) for income taxes consisted of:

                                                                   YEAR ENDED
                                                                  OCTOBER 31,
                                                              -------------------
                                                                2002       2001
                                                              --------   --------
                                                                (IN THOUSANDS)
Current tax expense:
  U. S. federal                                                 $(1)       $(4)
  U. S. state and other                                          (7)        (6)
                                                                ---        ---
    Total current expense                                        (8)       (10)
Deferred tax benefit (expense):
  U. S. federal                                                  44          3
  U. S. state and other                                           1         --
                                                                ---        ---
    Net deferred tax benefit (expense)                           45          3
                                                                ---        ---
Total benefit (expense)                                         $37        $(7)
                                                                ===        ===

    The significant items giving rise to the deferred tax assets and (liabilities) are as follows:

                                                                  OCTOBER 31,
                                                              -------------------
                                                                2002       2001
                                                              --------   --------
                                                                 (IN THOUSANDS)
Deferred tax assets:
  Use of cash basis accounting by parent company                $  3       $ 24
  Percentage depletion carryover                                   2          1
  Guarantee of 50% affiliate's debt                               18        179
  Other                                                            4          2
                                                                ----       ----
                                                                  27        206
Valuation allowance                                              (18)      (179)
Deferred tax liabilities:
  Property and equipment                                         (44)      (107)
                                                                ----       ----
Net deferred tax liabilities                                    $(35)      $(80)
                                                                ====       ====

    In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The valuation allowance at October 31, 2002 and 2001 is related to a deferred tax asset on the accrued loss contingency for Trinity. Payments equivalent to the accrued loss contingency for Trinity must be paid by the Company in order to realize the deferred tax asset. Management believes it is more likely than not that these payments will not be made by the Company.

    A reconciliation of the Company's income tax benefit (provision) and the amount computed by applying the statutory Federal income tax rates to earnings before income taxes for the fiscal years ended October 31, 2002 and 2001 is as follows:

                                                                  YEAR ENDED
                                                                 OCTOBER 31,
                                                              -------------------
                                                                2002       2001
                                                              --------   --------
                                                                (IN THOUSANDS)
Computed federal income tax benefit (expense) at statutory
  rate of 34%                                                   $(10)      $14
Tax benefit of graduated Federal income tax rates                  8        11
Percentage depletion attributable to oil and gas
  royalties                                                       85        17
State income taxes                                                (7)       (6)
Equity in loss of 50% owned affiliate                           (185)      (48)
Use of cash basis by parent company                              (21)       --
Income tax credits                                                 2         5
Change in valuation allowance                                    160        --
Other                                                              5        --
                                                                ----       ---
Benefit (provision) for income taxes                            $ 37       $(7)
                                                                ====       ===

    The Company has a percentage depletion carryover of approximately $15,000 available to use in future years until utilized.

    For state tax purposes, the Company had a net operating loss carryforward ("NOL") of approximately $147,000 and $96,000 for the years ended October 31, 2002 and 2001, respectively. These NOLs must be utilized prior to their expiration, which is between 2005 and 2006.

NOTE 12--CONCENTRATIONS OF CREDIT RISK

    The Company maintains cash deposits with banks which from time to time may exceed federally insured limits. Management periodically assesses the financial condition of the institutions and believes that any possible loss is minimal.

    A substantial amount of receivables and revenues are derived from related parties.

NOTE 13--FAIR VALUE OF FINANCIAL INSTRUMENTS

    Fair value estimates of the Company's financial instruments are made at discrete points in time based on relevant market information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its current assets and current liabilities approximate the fair value of such items. The carrying amount of cash and cash equivalents approximates fair value due to short-term maturities of these instruments. The carrying value of long-term debt approximates fair value as the obligations' interest rates approximate current rates.

NOTE 14--SUBSEQUENT EVENT

REVERSE STOCK SPLIT

    On November 6, 2002, the Company filed Schedule 13E-3 with the Securities and Exchange Commission ("SEC") for the purpose of satisfying reporting requirements related to a proposed one-for-one thousand reverse split of the Company's common stock, par value $1 ("common stock"), with a cash payment of $3.89 per share of old common stock in lieu of fractional shares ("reverse stock split"). The purpose of the reverse stock split would be to take the Company private by reducing the number of shareholders of record to fewer than 300, thereby (i) relieving the Company of the costs of filing public documents,
(ii) relieving the Company from the ongoing and increasing risks and obligations of regulation under the Securities Exchange Act of 1934, as amended, and
(iii) allowing the Company to continue its long-term business plans. As a private company, it would no longer be able to sell shares of common stock that are freely tradable. The reverse stock split would not involve commissions or transaction fees that would be charged if the shares were sold on the open market. The Company estimates that up to an aggregate of approximately $205,000 would be paid to approximately 695 shareholders for their resulting fractional shares. The stock would be repurchased utilizing available cash and borrowings under the Company's current debt agreements as described in Note 3. The reverse stock split is pending approval by the shareholders of the Company.

NOTE 15--SUPPLEMENTAL OIL AND GAS INFORMATION--UNAUDITED

    The following supplemental information regarding the oil and gas activities of the Company is presented pursuant to the disclosure requirements promulgated by the Securities and Exchange Commission ("SEC") and SFAS No. 69, DISCLOSURES ABOUT OIL AND GAS PRODUCING ACTIVITIES ("Statement 69"). In connection with the reverse stock split (Note 14), a reserve study was performed for the Company's royalty interests as of January 1, 2002 as part of the valuation of the Company. Prior to 2002, reserve information was not available to the Company as a royalty interest owner, and accordingly, the related information required by Statement 69 has not been presented as of and for the year ended October 31, 2001.

PROVED OIL AND GAS RESERVES QUANTITIES

    Set forth below is a summary of the changes in the estimated quantities of the Company's crude oil and condensate, and natural gas reserves for the period indicated, as estimated by Huddleston & Co., Inc. as of January 1, 2002 with estimated changes in reserves based on production for the periods between November 2001 and December 2001 and between January 2002 and
October 2002. All of the Company's reserves are located within the United States. Proved reserves cannot be measured exactly because the estimation of reserves involves numerous judgmental determinations. Accordingly, reserve estimates must be continually revised as a result of new information obtained from drilling and production history, new geological and geophysical data and changes in economic conditions.

    Proved reserves are estimated quantities of natural gas, crude oil, and condensate which geological and engineering data demonstrate, with reasonable certainty, to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are proved reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

QUANTITY OF OIL AND GAS RESERVES

                                                            OIL AND     NATURAL
                                                           CONDENSATE     GAS
                                                             (BBLS)      (MCF)
                                                           ----------   --------
Total proved reserves at November 1, 2001                    22,991      30,607
Revisions to previous estimates                               2,234       6,214
Production                                                   (8,335)    (14,075)
                                                             ------     -------
Total proved reserves at October 31, 2002                    16,890      22,746
                                                             ======     =======
Proved developed reserves:
  October 31, 2002                                           16,890      22,746
                                                             ======     =======

    The Company's share of oil and condensate and natural gas produced for its royalty interests for the fiscal year ended October 31, 2001 is as follows:

                                                            OIL AND     NATURAL
                                                           CONDENSATE     GAS
                                                             (BBLS)      (MCF)
                                                           ----------   --------
                                                             9,834       15,120

RESULTS OF OPERATIONS FOR PRODUCING ACTIVITIES

                                                                  YEAR ENDED
                                                                  OCTOBER 31,
                                                              -------------------
                                                                2002       2001
                                                              --------   --------
                                                                (IN THOUSANDS)
Sales revenues                                                  $228       $308
Production costs                                                  --         --
Exploration expenses                                              --         --
Depreciation, depletion, and amortization, and valuation
  provisions                                                      --         --
                                                                ----       ----
                                                                 228        308
Income tax expense                                               (22)       (34)
                                                                ----       ----
Results of operations from producing activities (excluding
  corporate overhead and interest costs)                        $206       $274
                                                                ====       ====

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

    The following table reflects the estimated Standardized Measure of Discounted Future Net Cash Flows related to the Company's interest in proved oil and condensate and natural gas reserves as of October 31, 2002:

Future cash inflows                                           $ 521,604
Future development costs                                             --
Future production costs                                              --
                                                              ---------
Future net cash inflows before income taxes                     521,604
Future income taxes                                             (50,330)
                                                              ---------
Future net cash flows                                           471,274
10% discount factor                                            (136,036)
                                                              ---------
Standardized measure of discounted future net cash inflow     $ 335,238
                                                              =========

    Future net cash flows at year end, as reported in the above schedule, was determined by summing the estimated annual net cash flows computed by multiplying estimated quantities of proved reserves to be produced during each year by current prices.

    Income taxes were computed by applying year end statutory rates to pretax net cash flows. The annual future net cash flows were discounted, using a prescribed 10% rate, and summed to determine the standardized measure of discounted future net cash flow.

    The Company cautions readers that the standardized measure information which places a value on proved reserves is not indicative of either fair market value or present value of future cash flows. Other logical assumptions could have been used for this computation which would likely have resulted in significantly different amounts. Such information is disclosed solely in accordance with Statement 69 and the requirements promulgated by the SEC to provide readers with a common base for use in preparing their own estimates of future cash flows and for comparing reserves among companies. Management of the Company does not rely on these computations when making investment and operating decisions. Principal changes in the Standardized Measure of Discounted Future Net Cash Flows attributable to the Company's proved oil and condensate and natural gas reserves for the year ended October 31, 2002 is as follows:

Sales and transfers of oil and condensate and natural gas
  produced during the period                                  $(289,682)
Revisions in previous quantity estimates                         87,414
Net changes in sales and transfer prices, net of production
  costs                                                         118,480
Accretion of discount                                            41,299
Net change in income taxes                                       27,902
                                                              ---------
Net change                                                    $ (14,587)
                                                              =========

NOTE 16--PRIOR PERIOD ADJUSTMENT

    The accompanying consolidated financial statements for the fiscal years ended October 31, 2002 and 2001 have been restated to correct an error in the calculation of equity method losses associated with the Company's investment in and advances to Trinity (SEE NOTE 6). All periods presented herein have been restated. The cumulative effect of the prior period adjustment on the Company's October 31, 2000 accumulated deficit balance resulted in a charge of approximately $452,000 (net of income tax benefits of approximately $36,000). The effect of such prior period accounting errors resulted in the following changes for the fiscal years and for each quarter in the fiscal years ended October 31, 2002 and 2001:

                                                      FOR THE YEAR            FOR THE YEAR
                                                          ENDED                   ENDED
                                                    OCTOBER 31, 2002        OCTOBER 31, 2001
                                                  ---------------------   ---------------------
                                                  REPORTED    RESTATED    REPORTED    RESTATED
                                                  ---------   ---------   ---------   ---------
                                                     (IN THOUSANDS)          (IN THOUSANDS)
CONDENSED CONSOLIDATED BALANCE SHEET:
  Accounts receivable--related parties              $ 377       $255        $ 223       $ 158
  Accrued income taxes payable                          5          5           --           4
  Net deferred income tax liability                    23         35           57          80
  Accrued loss contingency for 50% owned
    affiliate                                         184        123          133         526
  Accumulated deficit                                (480)      (553)        (135)       (620)
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS:
  Equity in loss of 50% owned affiliate               469         73           96         139
  Income (Loss) before income taxes                  (366)        30            3         (40)
  Income tax benefit (provision)                       21         37          (17)         (7)
  Net income (loss)                                 $(345)      $ 67        $ (14)      $ (47)
                                                    =====       ====        =====       =====
NET INCOME (LOSS) PER SHARE--BASIC AND DILUTED
  (1,451,000 weighted average shares
    outstanding)                                    $(.24)      $.05        $(.01)      $(.03)
                                                    =====       ====        =====       =====

                                                      FOR THE THREE           FOR THE THREE
                                                      MONTHS ENDED            MONTHS ENDED
                                                    JANUARY 31, 2002        JANUARY 31, 2001
                                                  ---------------------   ---------------------
                                                  REPORTED    RESTATED    REPORTED    RESTATED
                                                  ---------   ---------   ---------   ---------
                                                     (IN THOUSANDS)          (IN THOUSANDS)
CONDENSED CONSOLIDATED BALANCE SHEET:
  Accounts receivable--related parties              $ 142       $142        $174        $131
  Accrued income taxes payable                         --          4          --           4
  Net deferred income tax liability                    --         75          75         104
  Accrued loss contingency for 50% owned
    affiliate                                         333        498         133         467
  Accumulated deficit                                (360)      (608)       (110)       (520)
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS:
  Equity in (income) loss of 50% owned
    affiliate                                         282        (12)         --          39
  Income (Loss) before income taxes                  (282)        12          40          80
  Income tax benefit (provision)                       57         --         (29)        (27)
  Net income (loss)                                 $(225)      $ 12        $ 11        $ 53
                                                    =====       ====        ====        ====
NET INCOME (LOSS) PER SHARE--BASIC AND DILUTED
(1,451,000 weighted average shares
  outstanding)                                      $(.16)      $.01        $.01        $.04
                                                    =====       ====        ====        ====

                                                      FOR THE THREE           FOR THE THREE
                                                      MONTHS ENDED            MONTHS ENDED
                                                     APRIL 30, 2002          APRIL 30, 2001
                                                  ---------------------   ---------------------
                                                  REPORTED    RESTATED    REPORTED    RESTATED
                                                  ---------   ---------   ---------   ---------
                                                     (IN THOUSANDS)          (IN THOUSANDS)
CONDENSED CONSOLIDATED BALANCE SHEET:
  Accounts receivable--related parties              $184        $ 184       $ 184       $  90
  Accrued income taxes payable                        14           18          --           8
  Net deferred income tax liability                   --           59          51          72
  Accrued loss contingency for 50% owned
    affiliate                                        333          547         133         538
  Accumulated deficit                               (357)        (634)       (139)       (667)
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS:
  Equity in loss of 50% owned affiliate                4           53          --         123
  Income (Loss) before income taxes                   21          (28)        (53)       (176)
  Income tax benefit (provision)                     (18)           2          24          29
  Net income (loss)                                 $  3        $ (26)      $ (29)      $(147)
                                                    ====        =====       =====       =====
NET INCOME (LOSS) PER SHARE--BASIC AND DILUTED
  (1,451,000 weighted average shares
    outstanding)                                    $.01        $(.02)      $(.02)      $(.10)
                                                    ====        =====       =====       =====

                                                      FOR THE THREE           FOR THE THREE
                                                      MONTHS ENDED            MONTHS ENDED
                                                      JULY 31, 2002           JULY 31, 2001
                                                  ---------------------   ---------------------
                                                  REPORTED    RESTATED    REPORTED    RESTATED
                                                  ---------   ---------   ---------   ---------
                                                     (IN THOUSANDS)          (IN THOUSANDS)
CONDENSED CONSOLIDATED BALANCE SHEET:
  Accounts receivable--related parties              $ 172       $ 177       $ 182       $ 166
  Accrued income taxes payable                         --          16          --          11
  Net deferred income tax liability                    --          13          59          84
  Accrued loss contingency for 50% owned
    affiliate                                         333         550         133         528
  Accumulated deficit                                (455)       (696)       (222)       (669)
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS:
  Equity in (income) loss of 50% owned
    affiliate                                          18          16          46         (42)
  Income (Loss) before income taxes                   (98)        (96)        (74)         14
  Income tax benefit (provision)                       --          34          (9)        (16)
  Net loss                                          $ (98)      $ (62)      $ (83)      $  (2)
                                                    =====       =====       =====       =====
NET LOSS PER SHARE--BASIC AND DILUTED
  (1,451,000 weighted average shares
    outstanding)                                    $(.07)      $(.04)      $(.06)      $(.01)
                                                    =====       =====       =====       =====

                                                      FOR THE THREE           FOR THE THREE
                                                      MONTHS ENDED            MONTHS ENDED
                                                    OCTOBER 31, 2002        OCTOBER 31, 2001
                                                  ---------------------   ---------------------
                                                  REPORTED    RESTATED    REPORTED    RESTATED
                                                  ---------   ---------   ---------   ---------
                                                     (IN THOUSANDS)          (IN THOUSANDS)
CONDENSED CONSOLIDATED BALANCE SHEET:
  Accounts receivable--related parties              $ 377       $255        $223        $158
  Accrued income taxes payable                          5          5          --           4
  Net deferred income tax liability                    23         35          57          80
  Accrued loss contingency for 50% owned
    affiliate                                         184        123         133         526
  Accumulated deficit                                (480)      (553)       (135)       (620)
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS:
  Equity in loss of 50% owned affiliate               165         16          50          19
  Income (Loss) before income taxes                    (7)       142          90          42
  Income tax benefit (provision)                      (18)         1          (3)          7
  Net income (loss)                                 $ (25)      $143        $ 87        $ 49
                                                    =====       ====        ====        ====
NET INCOME (LOSS) PER SHARE--BASIC AND DILUTED
  (1,451,000 weighted average shares
    outstanding)                                    $(.02)      $.10        $.06        $.03
                                                    =====       ====        ====        ====

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

    None

                                    PART III

    THE COMPANY HAS FAILED TO ELECTRONICALLY FILE ITS ANNUAL MEETING INFORMATION STATEMENT (SCHEDULE 14C) MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION BETWEEN 1996 AND 2001. THE COMPANY INCORRECTLY BELIEVED THAT IT COULD CONTINUE TO FILE PAPER COPIES OF THE SCHEDULE 14C MATERIALS AND DID NOT REALIZE IT WAS SUBJECT TO ELECTRONIC FILING REQUIREMENTS. THE COMPANY DID MAIL ITS SCHEDULE 14C MATERIALS TO EACH OF THE SHAREHOLDERS IN CONJUNCTION WITH ITS ANNUAL REPORT. THE COMPANY HAS NOT SOLICITED ANY PROXIES SINCE 1996, BUT HAS HELD SHAREHOLDER MEETINGS WITHOUT FILING ITS MATERIALS PROPERLY WITH THE SECURITIES AND EXCHANGE COMMISSION. UPON REQUEST TO THE COMPANY'S OFFICES AT 16945 NORTHCHASE DRIVE, SUITE 1800, HOUSTON, TEXAS 77060, PHONE 281-874-2101, THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER OF THE COMPANY, WITHOUT CHARGE, A COPY OF ANY AND ALL
SCHEDULE 14C DOCUMENTS.

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS, COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

                                                     POSITION WITH THE COMPANY;                    FIRST
                                                 PRINCIPAL OCCUPATION FOR THE PAST                BECAME
NAME                       AGE                      FIVE YEARS(1); DIRECTORSHIPS                 DIRECTOR
----                     --------   ------------------------------------------------------------ ---------
John R. Parten              54      Director, President and Chairman of the Company                1973
                                    (1992-Present); President and Director, Parten Operating,
                                    Inc. (an operator of 96 oil and gas wells in Houston County,
                                    Texas and surrounding counties) (1); Director, Madison Pipe
                                    Line Co. (a wholly-owned subsidiary of the Company engaged in natural gas gathering and compression); Director, Trinity
                                    Valley Pecan Company (A 50% subsidiary of the Company
                                    engaged in pecan processing and seasonal gift pack sales);
                                    Director, Farmers Oil Company (An oil and gas exploration
                                    company focused in the East Texas area, John R. Parten is
                                    the majority shareholder); Director, Rainbow Pipe Line
                                    Company (a natural gas gathering and compression company
                                    wholly-owned by John R. Parten); Director, The Parten
                                    Foundation (a charitable foundation). Approximately 10% of
                                    Mr. Parten's time is spent on the operations of Seven J
                                    Stock Farm, Inc.

R. F. Pratka                80      Director, Vice President and Treasurer of the Company          1964
                                    (1964-Present) (1); Director, Madison Pipe Line Co.;
                                    Director, Trinity Valley Pecan Company; Director, Farmers
                                    Oil Company; Director, The Parten Foundation.

William C. Bennett          58      Director of the Company; Banker, President and Banker,         1998
                                    President and Director, Madisonville State Bank (A State
                                    chartered bank in Madisonville, Texas) (1993-Present) (1);
                                    Director and Chairman, Madison St. Joseph Health Center (A
                                    local hospital in Madisonville, Texas); Director, Brazos
                                    Valley Affordable Housing Corp. (A local low income housing authority); Director and President, Madison County Economic
                                    Development Corporation (A local economic development
                                    agency).

Patrick J. Moran            52      President, Moran Resources Company (An oil & gas exploration   1997
                                    company with Pat Moran as major shareholder) (1990-Present)  April 30,
                                    (1); Director, Texas Gas Company (An oil & gas exploration     2002
                                    company with Pat Moran as major shareholder); Director,
                                    Moran Minerals Company (An oil & gas exploration company
                                    with Pat Moran as major shareholder); Director, Central Coal
                                    & Coke Company (An oil & gas exploration company with Pat
                                    Moran as major shareholder); Director, Moran Gas Systems,
                                    Inc. (An oil & gas exploration company with Pat Moran as
                                    major shareholder).

Bruce Franke                56      Part owner of Franke Interests, (A company that owns working May 2002 and royalty interests in oil and gas wells in Texas)
                                    (1998-Present); Board of Director, Central Natural Resources
                                    (A company engaged in oil and gas, real estate holdings,
                                    coal reserves and stock equity, located in Kansas City,
                                    Missouri) (1997-Present)

------------------------
(1) Indicates principal occupation unless otherwise noted.

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and beneficial owners of more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely upon a review of such forms furnished to the Company during or with respect to its fiscal year ended October 31, 2002 by the persons and entities filing same, the Company believes that during its fiscal year ended October 31, 2002, all beneficial ownership reports required to be filed pursuant to Section 16(a) by directors and officers of the Company and by beneficial owners of more than 10% of the Company's outstanding common stock have been filed on a timely basis.

ITEM 9A. EXECUTIVE OFFICERS OF THE REGISTRANT

    The executive officers of the Company are as follows:

NAME                                  AGE                   POSITION
----                                --------   ----------------------------------
John R. Parten                                 Chairman of the Board and
                                       54      President

R. F. Pratka                           80      Vice-President and Treasurer

Virginia O. Cortinas                   47      Secretary

    On November 18, 1992, John R. Parten was elected President of the Company. He served the Company as Vice-President from 1987 to November 18, 1992.

    R. F. Pratka has served the Company as Vice-President and Treasurer since 1970.

    Virginia O. Cortinas was elected Secretary on March 20, 2001.

ITEM 10. EXECUTIVE COMPENSATION

    Set forth below is information regarding compensation arrangements and benefits paid or made available to the Company's President (who also serves as the Company's chief executive officer) and the Vice President and Treasurer for the past three years ended October 31, 2002. No other reportable compensation was paid to the Company's executive officers. The Company has no other executive officers except as listed below.

                                                                               ANNUAL
                                                                            COMPENSATION
                                                                         -------------------
NAME AND PRINCIPAL POSITION                                     YEAR      SALARY     BONUS      OTHER
---------------------------                                   --------   --------   --------   --------
John R. Parten
  President (Chief Executive Officer)                           2001       $-0-       $-0-     $12,000(1)
                                                                2000        -0-        -0-     $12,000(1)
                                                                            -0-        -0-     $24,000(2)

R. F. Pratka
  Vice President and Treasurer                                  2002       $-0-       $-0-     $    -0-
                                                                2001        -0-        -0-     $ 1,200(3)
                                                                2000        -0-        -0-     $ 1,200(3)

------------------------

(1) Consists of a monthly fee of $1,000 paid to Mr. Parten for services provided to the Company.

(2) Consists of a monthly fee of $2,000 paid to Mr. Parten for services provided to the Company.

(3) Represents an annual fee paid to Mr. Pratka for treasurer services provided to the Company.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table contains information concerning the persons known by the Company to be the beneficial owners of more than five percent of Common Stock of the Company at the close of business on October 31, 2002:

                                                                     AMOUNT AND
                                        NAME AND ADDRESS OF          NATURE OF
            TITLE OF                         BENEFICIAL              BENEFICIAL     PERCENT OF
             CLASS                             OWNER                OWNERSHIP(1)   COMMON STOCK
--------------------------------  --------------------------------  ------------   ------------
Common Stock Par value $1         John R. Parten                      1,077,425       74.25%
                                  16945 Northchase Drive
                                  Suite 1800
                                  Houston, TX 77060-2151

------------------------

(1) Based on information furnished by the respective stockholders. Shares are held individually, unless otherwise noted.

(2) Included are 14,800 shares of Common Stock of the Company held by The Moran Employees Trust. Patrick J. Moran is a Co-Trustee of such Trust and has shared power to vote the shares held by the Trust. However, he disclaims any beneficial interest in such shares.

    The following table contains information as to the Common Stock of the Company beneficially owned as of October 31, 2002, by all directors, nominees and executive officers as a group:

                                                                 AMOUNT AND NATURE
                                                              OF BENEFICIAL OWNERSHIP
                                         TITLE OF                AS OF OCTOBER 31,       PERCENT OF
NAME                                       CLASS                      2002(1)           COMMON STOCK
----                           -----------------------------  -----------------------   ------------
John R. Parten                 Common Stock                          1,077,425             74.25%
  Chairman, President and      Par Value $1
  Director

R. F. Pratka                   Common Stock                                131                --
  Vice President, Treasurer    Par Value $1
  and Director

William C. Bennett             Common Stock                                142                --
  Director                     Par Value $1

Bruce Franke                   Common Stock                                 85                --
  Director                     Par Value $1

All Directors, Nominees and    Common Stock                          1,077,783             74.28%
  Executive Officers as a      Par Value $1
  Group (four in number)

------------------------

(1) Based on information furnished by the respective directors and officers. Shares are held individually, unless otherwise noted.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    As described in more detail above, the Company is involved in certain transactions with related parties.

        1.  The Company has a Ranch Lease with the J.R. Parten Ranch Trust. See
    Item 1--"Description of Business--Introduction, and--Ranch Land Leases." The Company believes that the rental rate is on terms at least as favorable as it would receive from an unrelated third party. The Ranch Trust is also a 50% owner or venturer in Trinity Valley Pecan Company and HAYCO. The Ranch Trust has purchased farm produce (hay from HAYCO) from the Company's joint venture. The Ranch Trust also leases space from the Company. In 2001, the Ranch Trust also operated on a short term basis a Ranch Lease on lands returned to the Company, while the Company searched for a new tenant.

        2. The Company participates on an equal basis in the HAYCO joint venture with the J.R. Parten Ranch Trust. Revenues and expenses of the operation are split equally, although most of the property on which hay is grown is owned or controlled by the Ranch Trust, and the Company makes no payment for the use of the land. The hay sold by the joint venture is sold at prevailing market rates to the Ranch Trust and to unrelated third parties.

        3. The Company is a 50% owner of Trinity Valley Pecan Company. The other 50% owner is the J.R. Parten Ranch Trust. The Company has guaranteed all of the debt of Trinity Valley Pecan Company and the Ranch Trust and John
    R. Parten have also guaranteed the debt of Trinity Valley Pecan Company.

        4. As described above, the Company's wholly owned subsidiary, Madison Pipe Line Co., is involved with Rainbow Pipe Line Company in a joint venture pertaining to the compression, dehydration and transportation of gas through their pipe lines. Fees charged for transportation and compression are set by negotiations with the independent third party purchasers and the fees are split equally. The cost of the joint venture are primarily allocated equally between the joint venturers.

        5. All royalty income received by the Company is distributed by an affiliate of John R. Parten, and John R. Parten and certain affiliates own part of the working interests, but the sales proceeds from which the royalty income is derived is from sales of oil and gas to unrelated third parties. No operating costs for royalties are paid by or allocated to the royalty income of the Company.

        6. The Company has arrangements to allocate land use, office salaries, payroll taxes, office rent, and other office expenses agreements with various related entities as described above in "Description of Business--Office Space." It leases space at Sand Ridge, Texas to affiliates, and leases space from an affiliate in the Houston office. Allocations of expenses have been made according to actual usage of the footage under lease. As a result, The Company both pays related parties for rent and overhead expenses and receives income from related parties for rent of facilities.

        7. John R. Parten, President of the Company, has a ground lease from the Company for 50 years for a home site of six acres at a rental of $200 per year.

        8. John R. Parten personally guaranteed the $610,000 note of the Company.

    The Company believes that the terms and conditions of the above listed transactions are on terms at least as favorable as those that could be obtained from unrelated third parties.

                                    PART IV

ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K

                                 EXHIBIT INDEX

NO.                                             DESCRIPTION
---                     ------------------------------------------------------------
                  (2)   Articles of Incorporation and Bylaws(1)
               (10.1)   Material Contract--Ranch Lease--J. R. Parten Ranch Trust
                        dated March 4, 1993(2)
               (10.2)   Ranch Lease with J.R. Parten Ranch Trust dated November
                        1999.(3)
               (10.3)   Ranch Lease with Risinger Ranches Corporation dated June
                        1998.(3)
               (10.4)   Ground Lease with John R. & Nancy K. Parten dated December
                        15, 1997.(3)
               (10.5)   Agricultural Lease with Roy Dyches dated 1999.(3)
               (10.6)   Agricultural Lease with Wayne Dyches dated 1999.(3)
               (10.7)   Oil, Gas and Mineral Lease with Woodley Petroleum Company
                        dated November 30, 1949.(3)
               (10.8)   Lease with Trinity Valley Pecan Company dated July 7,
                        1998.(3)
               (10.9)   Fort Trinidad Pipeline Joint Operating Agreement between
                        Rainbow Pipe Line Company and Madison Pipe Line Co. dated
                        December 1996.(3)
              (10.10)   Memorandum concerning HAYCO between the Company and J.R.
                        Parten Ranch Trust dated June 1, 2001.(3)
              (10.11)   Memorandum concerning office rent to Company affiliates
                        dated October 23, 2000.(3)
              (10.12)   Note dated October 28, 2002.(4)
              (10.13)   Guarantee executed by John R. Parten in conjunction with the
                        Note dated October 28, 2002.(5)
                 (22)   Subsidiary of the Registrant.(5)
                 (23)   Consent of Huddleston & Co., Inc. dated June 27, 2003.
               (99.1)   Certification of Periodic Report by the Chief Executive
                        Officer pursuant to Section 906 of the Sarbanes-Oxley Act of
                        2002.
               (99.2)   Certification of Periodic Report by the Chief Financial
                        Officer pursuant to Section 906 of the Sarbanes-Oxley Act of
                        2002.

------------------------
(1) EXHIBIT D to Registration Statement, Form 10, filed with the Securities and Exchange Commission on June 3, 1965, is incorporated by reference.

(2) Incorporated by reference, Form 10-KSB for the fiscal year ended October 31, 1994 filed with the Securities and Exchange Commission on January 30, 1995.

(3) Incorporated by reference, Form 10-KSB/A for the fiscal year ended October 31, 2001 filed with the Securities and Exchange Commission on January 28, 2002.

(4) Incorporated by reference, Schedule 13E-3, filed with the Securities and Exchange Commission on November 6, 2002.

(5) Incorporated by reference to the to Form 10-KSB for the fiscal year ended October 31, 2002 as filed with the Securities and Exchange Commission on January 29, 2003.

                              REPORTS ON FORM 8-K

    No reports on Form 8-K have been filed for the quarter ended October 31, 2002.

ITEM 14. CONTROLS AND PROCEDURES

    Under the supervision and with the participation of the management of the Company, including the chief executive officer and chief financial officer, the Company has established a system of controls and other procedures designed to ensure that information required to be disclosed in its periodic reports filed under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms. These disclosure controls and procedures have been evaluated under the direction of the chief executive officer and chief financial officer within the last 90 days. Based on such evaluations, the chief executive officer and chief financial officer have concluded that the disclosure controls and procedures are effective. There have been no significant changes in the system of internal controls or in other factors that could significantly affect internal controls subsequent to the evaluation by the chief executive officer and chief financial officer.

                                   SIGNATURES

    In accordance with Section 13 or 15(d) of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             SEVEN J STOCK FARM, INC.

June 27, 2003                                           /s/ ROBERT F. PRATKA
                                                        ------------------------------------------
                                             By         R. F. Pratka, Vice-President and Treasurer

    In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                 /s/ JOHN R. PARTEN
                                 ------------------------------------------------------------
June 27, 2003                    John R. Parten, President and Director (Chief Executive
                                 Officer)

                                 /s/ ROBERT F. PRATKA
                                 ------------------------------------------------------------
June 27, 2003                    Robert F. Pratka, Vice-President, Treasurer and Director
                                 (Chief Financial and Accounting Officer)

                                 /s/ WILLIAM C. BENNETT
                                 ------------------------------------------------------------
June 27, 2003                    William C. Bennett
                                 Director

                                 /s/ BRUCE FRANKE
                                 ------------------------------------------------------------
June 27, 2003                    Bruce Franke
                                 Director

    I, John R. Parten, certify that:

    1. I have reviewed this annual report on Form 10-KSB/A of Seven J Stock Farm, Inc.;

    2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

    3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

    4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

        a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

        b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

        c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

    5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

        a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

        b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

    6. The registrant's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: June 27, 2003

                                 /s/ JOHN R. PARTEN
                                 ------------------------------------------------------------
                                 John R. Parten,
                                 Chief Executive Officer and President

    I, Robert F. Pratka, certify that:

    1. I have reviewed this annual report on Form 10-KSB/A of Seven J Stock Farm, Inc.;

    2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

    3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

    4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

        a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

        b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

        c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

    5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

        a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

        b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

    6. The registrant's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: June 27, 2003

                                 /s/ ROBERT F. PRATKA
                                 ------------------------------------------------------------
                                 Robert F. Pratka,
                                 Vice President and Treasurer

                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

    As independent petroleum engineers, we hereby consent to the use of our reports and to all references to our firm included in or made a part of the First Amended Form 10-KSB for the year ended October 31, 2002 for Seven J Stock Farm, Inc.

                                               HUDDLESTON & CO., INC.

                                               By:  /s/ PETER D. HUDDLESTON
                                                    ------------------------------------------------
                                                    Peter D. Huddleston, President

Houston, Texas
June 27, 2003

                                                                    EXHIBIT 99.1

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                        (12 U.S.C. (S)1350, AS ADOPTED)

Pursuant to Section 906 of the Corporate Fraud Accountability Act of 2002 (18 U.S.C. Section 1350, as adopted), John R. Parten the Chief Executive Officer and President of Seven J Stock Farm, Inc. (the "Company") hereby certifies that, to the best of his knowledge:

1. The Company's amended Annual Report on Form 10-KSB/A for the period ended October 31, 2002, and to which this Certification is attached as
    Exhibit 99.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2003

/s/ JOHN R. PARTEN
--------------------------------------
John R. Parten
Chief Executive Officer and President

                                                                    EXHIBIT 99.2

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                        (12 U.S.C. (S) 1350, AS ADOPTED)

Pursuant to Section 906 of the Corporate Fraud Accountability Act of 2002 (18 U.S.C. Section 1350, as adopted), Robert F. Pratka the Vice President and Treasurer of Seven J Stock Farm, Inc. (the "Company") hereby certifies that, to the best of his knowledge:

1. The Company's amended Annual Report on Form 10-KSB/A for the period ended October 31, 2002, and to which this Certification is attached as
    Exhibit 99.2 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2003

/s/ ROBERT F. PRATKA
--------------------------------------
Robert F. Pratka
Vice President and Treasurer

                                  EXHIBIT III - FORM 10-QSB

                     U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C.  20549
                                   FORM 10-QSB




(X)  QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
     ACT OF 1934
        FOR THE QUARTERLY PERIOD ENDED APRIL 30, 2003

( )  TRANSITION REPORT UNDER SECTION 13 OR 15(D) OF THE EXCHANGE ACT
     FOR THE TRANSITION PERIOD FROM        TO

                              COMMISSION FILE NUMBER 0-1394



                             SEVEN J STOCK FARM, INC.
           (Name of small business issuer as specified in its charter)

                TEXAS                            74-1110910
     (State of incorporation)        (I.R.S. Employer Identification No.)


                16945 NORTHCHASE DR., SUITE 1800 HOUSTON, TX 77060
                --------------------------------------------------
                     (Address of principal executive offices)


                                 (281) 874-2101
                                 --------------
                           (Issuer's telephone number)


Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes (X) No ( )

As of June 16, 2003 there were 1,451,000 shares of Seven J Stock Farm, Inc. common stock $1.00 par value outstanding.

                                       PART I.
                                 FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS.


                      SEVEN J STOCK FARM, INC. AND SUBSIDIARY
                   CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        (IN THOUSANDS EXCEPT FOR SHARE DATA)
                                   (UNAUDITED)

                                        FOR THE THREE         FOR THE SIX
                                         MONTHS ENDED         MONTHS ENDED
                                           APRIL 30,            APRIL 30,
                                      ------------------   ------------------
                                        2003      2002*      2003      2002*
                                      --------  --------   --------  --------

REVENUES
Pipeline operations                   $    179  $    126   $    327  $    245
Net oil and gas royalties                   64        51        118        98
Ranch lease rentals                         47        47         95        95
Farm produce sales                          16        15         29        71
Contract and irrigation service             10         5         13        11
Other revenues                               3         7          3         7
                                      --------  --------   --------  --------
   TOTAL REVENUES                          319       251        585       527

COSTS AND EXPENSES
Operating expenses                         252       130        433       303
General and administrative expenses        104        49        201        96
Depreciation and amortization               43        33         86        77
Equity in loss of 50% owned affiliate       10        53         28        42
Other costs and expenses                     -         1          -         2
Interest expense                            11         2         22         4
Taxes - other than income taxes             12        11         23        20
                                      --------  --------   --------  --------
   TOTAL COSTS AND EXPENSES                432       279        793       544
                                      --------  --------   --------  --------

LOSS BEFORE INCOME TAXES                  (113)      (28)      (208)      (17)

INCOME TAX BENEFIT                           7         2          7         3
                                      --------  --------   --------  --------

NET LOSS                              $   (106) $    (26)  $   (201) $    (14)
                                      ========  ========   ========  ========

NET LOSS PER SHARE -
 BASIC AND DILUTED
 (1,451,000 weighted average shares
  outstanding)                        $   (.07) $   (.02)  $   (.14) $   (.01)
                                      ========  ========   ========  ========

DIVIDENDS PER SHARE                       None      None       None      None

* RESTATED (SEE NOTE 4)
See notes to the condensed consolidated financial statements.

                     SEVEN J STOCK FARM, INC. AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 APRIL 30, 2003
                      (IN THOUSANDS EXCEPT FOR SHARE DATA)
                                    (UNAUDITED)


ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                      $       165
  Accounts receivable - trade                                             28
  Accounts receivable - related parties                                  177
  Deferred income taxes                                                   20
  Other current assets                                                     1
                                                                 -----------
    TOTAL CURRENT ASSETS                                                 391

PROPERTY AND EQUIPMENT, net                                            1,476

OTHER ASSETS                                                              55
                                                                 -----------

TOTAL ASSETS                                                     $     1,922
                                                                 ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable - trade                                       $        95
  Accounts payable - related parties                                     104
  Accrued expenses                                                        40
  Accrued taxes other than income taxes                                   23
  Accrued income taxes                                                     5
  Deferred revenues                                                        8
  Note payable                                                             1
  Current maturities of long-term debt                                    36
                                                                 -----------
    TOTAL CURRENT LIABILITIES                                            312

LONG-TERM DEBT                                                           625
DEFERRED INCOME TAXES                                                     39
ACCRUED LOSS CONTINGENCY FOR 50% OWNED AFFILIATE                         246
DEFERRED REVENUES                                                          3
                                                                 -----------
    TOTAL LIABILITIES                                                  1,225

SHAREHOLDERS' EQUITY
  Common stock, par value $1 per share;
   authorized 1,500,000 shares; issued and
   outstanding 1,451,000 shares                                        1,451
  Accumulated deficit                                                   (754)
                                                                 -----------
    TOTAL SHAREHOLDERS' EQUITY                                           697
                                                                 -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $     1,922
                                                                 ===========

See notes to the condensed consolidated financial statements.

                     SEVEN J STOCK FARM, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                           FOR THE  SIX
                                                            MONTHS ENDED
                                                              APRIL 30,
                                                      -----------------------
                                                         2003         2002*
                                                      ----------   ----------
                                                           (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                            $     (201)   $     (14)
  Adjustments to reconcile net loss to net
   cash provided by operating activities:
    Depreciation and amortization                             86           77
    Deferred income taxes                                    (16)         (21)
    Equity in loss of 50% owned affiliate                     28           42
  Changes in operating assets and liabilities:
      Accounts receivable - trade                            186           68
      Accounts receivable - related parties                  201          (26)
      Other current assets                                     4            2
      Accounts payable - related parties                    (103)          30
      Income taxes payable                                     -           14
      Accounts payable, accrued expenses, and
        deferred revenues                                    (22)        (101)
                                                       ---------   ----------
     NET CASH PROVIDED BY OPERATING
      ACTIVITIES                                             163           71

CASH FLOWS FROM INVESTING ACTIVITIES
  Advances to 50% owned affiliate                            (28)         (21)
  Purchase of property and equipment                         (37)           -
                                                       ---------   ----------
     NET CASH USED IN INVESTING
      ACTIVITIES                                             (65)         (21)

CASH FLOWS FROM FINANCING ACTIVITIES
  Long-term debt and note payable repayments                  (5)         (51)
                                                       ---------    ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                     93           (1)

CASH AND CASH EQUIVALENTS - beginning of period               72           25
                                                       ---------   ----------

CASH AND CASH EQUIVALENTS - end of period             $      165   $       24
                                                       =========   ==========

SUPPLEMENTAL CASH FLOW DATA:
  Cash paid during the period for:
    Interest                                         $         -   $        4
                                                     ===========   ==========
    Income taxes                                     $         9   $        8
                                                     ===========   ==========

* RESTATED (SEE NOTE 4)
See notes to the condensed consolidated financial statements.

                     SEVEN J STOCK FARM, INC. AND SUBSIDIARY
            NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

   The accompanying interim condensed consolidated financial statements are unaudited and include the accounts of Seven J Stock Farm, Inc. and its wholly owned subsidiary, Madison Pipe Line Company, collectively referred to as the "Company".

   The unaudited interim condensed consolidated financial statements and related notes have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been omitted pursuant to such rules and regulations. The accompanying unaudited interim condensed consolidated financial statements and related notes should be read in conjunction with the financial statements and related notes included in the Company's 2002 Annual Report to Shareholders.

   In the opinion of management, the accompanying unaudited condensed consolidated financial statements contain all adjustments necessary to present fairly the Company's financial position as of April 30, 2003 and the results of their operations and their cash flows for the periods ended April 30, 2003 and 2002. Such adjustments consisted only of normal recurring items, except for the prior period restatements (see Note 4). The results of operations for the periods ended April 30, 2003 and 2002 are not necessarily indicative of the results to be expected for the full year. Interim results are subject to year-end adjustments and audit by independent public accountants.

   Certain items and amounts for the prior period have been reclassified to conform to the current period presentation. The reclassifications have no effect on net income.

Recent Accounting Standards

   In November 2002, the FASB issued FASB Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees and Indebtedness of Others", an interpretation of FASB Statement Nos. 5, 57 and 107, and rescission of FASB Interpretation No. 34, "Disclosure of Indirect Guarantees of Indebtedness of Others". FIN No. 45 elaborates on the disclosures to be made by the guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires that a guarantor recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and measurement provisions of this interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, while the provisions of the disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The Company has adopted the disclosure requirements of FIN 45
(see Note 2).

                     SEVEN J STOCK FARM, INC. AND SUBSIDIARY
            NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION (continued)

   In January 2003, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 46 ("FIN 46"), Consolidation of Variable Interest Entities, an Interpretation of APB No. 50. FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company does not expect to identify any variable interest entities that must be consolidated. In the event a variable interest entity is identified, the Company does not expect the requirements of FIN No. 46 to have a material impact on its financial condition or results of operations.


NOTE 2 - COMMITMENTS AND CONTINGENCIES

   The Company has jointly and severally guaranteed certain bank loans of Trinity Valley Pecan Company, a 50% owned affiliate ("Trinity"). The guaranteed loans include a plant construction loan and working capital lines-of-credit with principal balances totaling approximately $361,000 at April 30, 2003. The loans bear interest at rates ranging from 7.95% to 9.50% and mature beginning August 2004 through October 2005. The loans are also guaranteed jointly and severally by a related party. In accordance with Accounting Principles Board ("APB") Opinion No. 18, "The Equity Method Of Accounting For Investments In Common Stock", the Company continues to record its share of Trinity's losses even though its investment in Trinity is $0 due to the Company's guarantee of Trinity's debt. The 2002 condensed consolidated financial statements have been restated to correct an error in the calculation of the Company's investment and related losses in Trinity (SEE NOTE 4).


NOTE 3 - RESTRUCTURING OF AGRICULTURAL OPERATIONS

   During March 2003, the Company signed new lease agreements with non-affiliated farm and ranch lease tenants to lease approximately 8,900 acres of land previously leased on a share-crop basis and used in the production of agricultural products and in the HAYCO joint venture. The new lease agreements entitle the Company to annual lease rentals ranging from $12 to $60 per net acre with terms ranging from forty-eight (48) to sixty (60) months. The annual lease rental income for each lease is recognized in earnings over the applicable twelve month term specified in each lease agreement. The lease income from the new agricultural leases totaled $13,000 for the six months ended April 30, 2003.

   As a result of the restructuring of the Company's agricultural operations, instead of receiving its share of revenues from agricultural products sold and paying its share of the related expenses, the Company will receive income from the lease of its land to tenant farmers.

                     SEVEN J STOCK FARM, INC. AND SUBSIDIARY
            NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 - PRIOR PERIOD ADJUSTMENT

   The accompanying condensed consolidated financial statements for the three and six months ended April 30, 2002 and the three months ended January 31, 2003 have been restated to correct an error in the calculation of equity method losses associated with the Company's investment in and advances to Trinity (SEE
NOTE 2). The effect of such prior period accounting errors resulted in the Following changes:

                          FOR THE THREE      FOR THE SIX        FOR THE THREE
                          MONTHS ENDED       MONTHS ENDED       MONTHS ENDED
                          APRIL 30, 2002     APRIL 30, 2002    JANUARY 31, 2003
                          --------------     --------------    ----------------
                        REPORTED RESTATED  REPORTED RESTATED  REPORTED RESTATED
                        -------- --------  -------- --------  -------- --------
                          (in thousands)     (in thousands)     (in thousands)
CONDENSED CONSOLIDATED
 BALANCE SHEET:

  Accrued income taxes
   payable              $   14   $   18    $   14   $   18    $   5    $     5

  Net deferred income
   tax liability             -       59         -       59       23         36

  Accrued loss
   contingency for 50%
   owned affiliate         333      547       333      547      184        246

  Accumulated deficit     (357)    (634)     (357)    (634)    (575)      (648)


CONDENSED CONSOLIDATED
 STATEMENT OF OPERATIONS:

  Equity in loss of 50%
   owned affiliate           4       53       286       42       18         18

  Income (Loss) before
   income taxes             21      (28)     (261)     (17)     (95)       (95)

  Income tax benefit
   (provision)             (18)       2        39        3        -          -

  Net income (loss)     $    3   $  (26)   $ (222)  $  (14)   $ (95)   $   (95)
                        =======  =======   =======  =======   ======   ========

NET INCOME (LOSS) PER
 SHARE - BASIC AND
 DILUTED
 (1,451,000 weighted
  average shares
  outstanding)          $  .01   $ (.02)   $ (.15)  $ (.01)   $(.07)   $  (.07)
                        =======  =======   =======  =======   ======   ========


ITEM 2.   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
           RESULTS OF OPERATIONS


COMPARISON OF FISCAL QUARTERS ENDING APRIL 30, 2003 and 2002
--------------------------------------------------------------

REVENUES
--------

Pipeline Operations - Pipeline gathering revenue for the 3 months ended April 30, 2003 and 2002 were $179,000 and $126,000 respectively. For the six months ended April 30, 2003 and 2002 pipeline gathering revenue was $327,000 and $245,000, respectively, which represents an increase of 33% from 2002 to 2003. The increase in pipeline gathering revenues in 2003 is attributable to an increase in fuel gas surcharges that was partially offset by the decreased sales volume of 15% for 2003 as compared to 2002. There has been no change in the number of wells connected to the gathering system.

Net Oil and Gas Royalties - Net oil and gas royalties for the three months ended April 30, 2003 increased 25% or $13,000 compared to the three months ended April 30, 2002. For the six months ended April 30, 2003 there was an increase of 20% or $20,000 compared to the six months ended April 30, 2002. Gas production decreased by 38% and 43% for the six months and three months ended April 30, 2003 and 2002, respectively. The increase in net oil and gas royalties for the six months ended April 30, 2003 as compared to the six months ended April 30, 2002 is primarily due to an increase in oil and gas prices. The six month average price for natural gas was $2.64 in 2002 and $5.64 in 2003. The six month average price for oil and condensate was $19.54 in 2002 and $29.57 in 2003.

Farm Produce Sales - Farm produce sales for the six months and three months ended April 30, 2003 and 2002 were $29,000 and $71,000 and $16,000 and $15,000, respectively. The decrease from 2002 to 2003 for the six months ended April 30 is due to the dissolution of the HAYCO operation in the first quarter of 2003. In the past, farm produce sales have consisted of sales of hay (through HAYCO), grain, cotton and pecans. The HAYCO joint venture was dissolved and the equipment will be sold. The Company does not plan on participating in any other share-crop farming of cotton or grain. Instead of share-crop farming, the Company has leased its farmland directly to non-affiliated farmers at the rate of $35 per acre for dry land and $60 per acre for irrigated land. The Company does not consider these operations to be discontinued operations because the Company will continue to receive income from the lease of its land to tenant farmers. The only farm produce sales that will remain will be pecans from the Company's orchard. Commercial pecan sales increased from $1,381 for the six months ended April 30, 2002 to $9,967 for the six months ended April 30, 2003.

Ranch Lease Rentals - Ranch lease rentals consist of a lease of the plant site to Trinity Valley Pecan Company and leases of office space in the Sand Ridge, Texas office to related parties. Ranch lease rentals did not significantly change for the three months and six months ended April 30, 2003 and 2002. The lease of 6,257.96 acres by the Ranch Trust, a related party, was terminated and the Company executed a new 60-month lease commencing on March 1, 2003 for approximately 6,600 net acres at a rate of $12.00 per acre with an unrelated party; however, the related party will pay the Company the $4.00 difference in the annual rental per acre through fiscal year 2004. For fiscal years through 2004 there will be no significant change in income from rental of this land; thereafter, the Company's ranch lease rental revenues will be reduced by approximately $20,000 annually.

Contract and Irrigation Services - Income for contract and irrigation services for the three months ended April 30 were $5,000 for 2002 and $10,000 for 2003. For the six months ended April 30, there was a $2,000 or 18% increase for contract and irrigation service income. Contract mowing services increased by 18%, and will continue to be a part of the Company's income stream based on need for such services in the local market area. Irrigation services are now recognized as part of income from farm leases rather than irrigation services.

Costs and Expenses
------------------

Operating expenses for six months ended April 30, 2003 increased $130,000 or 43%, as compared to the six months ended April 30, 2002. The increase for 2003 is attributable primarily to an increase in pipeline operating expenses.

Pipeline operating expenses increased 67% or approximately $120,000 for the six months ended April 30, 2003 as compared to the six months ended April 30, 2002 as a result of an increase in compressor fuel costs. Gas usage in 2002 was 32,431 mmbtu at an avg. price of $1.59 compared to 41,294 mmbtu at an avg. price of $5.21 in 2003. Gas is sold to an independent non-affiliated third party purchaser at a price indexed to the posted price for Houston Ship Channel gas.

Ranch operating expenses increased 142% or approximately $50,000 for the six months ended April 30, 2003 compared to the six months ended April 30, 2002. The increase is due to repair and maintenance costs on the ranch houses and fence and costs of supplies and tools.

Farm operating expense decreased 48% or approximately $40,000, for the six months ended April 30, 2003 as compared to the six months ended April 30, 2002. he decrease is due to lower repair and maintenance costs on a tractor and levee, reduced costs for fertilizer, the reduction in the costs of operating HAYCO and other reduced farming costs due to the Company no longer participating in share-crop farming.

General and administrative expenses increased 112%, or $55,000, for the three months ended April 30, 2003 and increased 109% or $105,000 for the six months ended April 30, 2003 as compared to the three months and six months ended April 30, 2002. The increase is primarily due to increased consulting and legal fees associated with the costs of taking the Company private incurred during the six months ended April 30, 2003.

Equity in loss of 50% owned affiliate -The Company's share of losses from its 50% owned affiliate, Trinity Valley Pecan Company ("Trinity") for the six months and three months ended April 30, 2003 and 2002 were approximately $28,000 and $42,000 and $10,000 and $53,000, respectively. The Company's equity in loss of 50% owned affiliate is calculated based on fifty percent of Trinity's net losses of $56,000 and $20,000 and $84,000 and $107,000 for the six and three months ended April 30, 2003 and 2002. The Company and another related party jointly and severally guarantee Trinity Valley Pecan Company's debt. John R. Parten also personally guarantees all of this debt. The guaranteed loans include a plant construction loan and working capital lines-of-credit with principal balances totaling approximately $361,000 at April 30, 2003. The loans bear interest at rates ranging from 7.95% to 9.50% and mature beginning August 2004 through October 2005. In accordance with Accounting Principles Board ("APB") Opinion No. 18, "The Equity Method Of Accounting For Investments In Common Stock", the Company continues to record its share of Trinity's losses even though its investment in Trinity is $0 due to the Company's guarantee of Trinity's debt. The 2002 condensed consolidated financial statements have been restated to correct an error in the calculation of the Company's investment and related losses in Trinity (SEE PART I. FINANCIAL INFORMATION, NOTE 4). The Company expects to incur additional equity method losses in 2003 of approximately $30,000 from its investment in Trinity based on historical and current financial information provided by Trinity. Additional equity method losses in excess of Trinity's debt jointly and severally guaranteed by the Company will be recognized to the extent that additional investments to or advances are made to Trinity.

Interest Expense - Interest expense for the three months and six months ended April 30, 2003 increased $9,000 and $18,000 as compared to the three and six months ended April 30, 2002. The increase is due to the increase in outstanding long-term debt during the six months ended April 30, 2003 as compared to the six months ended April 30, 2002.

LIQUIDITY AND CAPITAL RESOURCES
-------------------------------

During the six months ended April 30, 2003, an independent third party drilled a well on the Company's property. The Company has not determined whether the well was successful, but if it was successful, it is possible that revenues could increase.

The Company signed a new agreement with a non-affiliated Ranch Lease tenant to lease the Company's acreage starting March 1, 2003. It is $12 per net acre and the term of the lease is for sixty (60) months, which is $4.00 per acre lower that the current leases with the Ranch Trust. Under this new lease, the Company's liquidity will not be affected in 2003 because the Ranch Trust will continue to pay its lease obligations. Once the Ranch Trust lease expires in October 2004, however, the Company's revenues will decrease.

The Company's long term debt (including current maturities) is approximately $661,000 at April 30, 2003 compared to approximately $193,000 at April 30, 2002.

The Company was able to accelerate collection of its accounts receivable compared to the six months ended April 30, 2002; thereby, generating additional cash flows. The additional cash flows were partially offset by the payment of and corresponding decrease in the Company's accounts payable balance.

The Company's liquidity could be adversely affected due to losses from and loan guarantees for Trinity Valley Pecan Company, a 50% owned affiliate. Both the Company, the Ranch Trust and John R. Parten guarantee a portion of Trinity Valley Pecan Company's debt ($361,000 at April 30, 2003).

As of April 30, 2003, the Company's working capital was $79,000. Payment of approximately $37,000 attributable to notes payable and long-term debt is required during the next twelve months. It is not anticipated that dividends will be paid in the near future.

The Company has no current commitments for any capital expenditures in the future. The Company's source of liquidity is cash received from continuing operations and the borrowing activities described above. If cash from continuing operations is insufficient to fund future capital expenditures the deficit will have to be covered by future borrowings.



ITEM 3. CONTROLS AND PROCEDURES

Under the supervision and with the participation of the management of the Company, including the chief executive officer and chief financial officer, the Company has established a system of controls and other procedures designed to ensure that information required to be disclosed in its periodic reports filed under the Securities Exchange Act of 1934, as amended, is recorded, processed,summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms. These disclosure controls and procedures have been evaluated under the direction of the chief executive officer and chief financial officer within the last 90 days. Based on such evaluations, the chief executive officer and chief financial officer have concluded that the disclosure controls and procedures are effective. There have been no significant changes in the system of internal controls or in other factors that could significantly affect internal controls subsequent to the evaluation by the chief executive officer and chief financial officer.

                             PART II.   OTHER INFORMATION


ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

                                    EXHIBIT INDEX

No.       Description
---       -----------
(2)       Articles of Incorporation and Bylaws (1)

(99.1)    Certification of Periodic Report by the Chief Executive Officer
             pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(99.2)    Certification of Periodic Report by the Chief Financial Officer
             pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

----------
(1) EXHIBIT D to Registration Statement, Form 10, filed with the Securities and Exchange Commission on June 3, 1965, is incorporated by reference.


                               REPORTS ON FORM 8-K

No reports on Form 8-K have been filed for the quarter ended APRIL 30, 2003.


                                    SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:     June 16, 2003                        SEVEN J STOCK FARM, INC.
                                                      (Registrant)



                                          /s/ John R. Parten
                                          ------------------------------------
                                          John R. Parten, President and
                                           Director (Chief Executive Officer)

Certifications:

I, John R. Parten, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Seven J Stock Farm, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: June 16, 2003

                                  /s/ John R. Parten
                                  ------------------------------------
                                  John R. Parten,
                                  Chief Executive Officer and President

I, Robert F. Pratka, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Seven J Stock Farm, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: June 16, 2003

                                  /s/ Robert F. Pratka
                                  ------------------------------------
                                  Robert F. Pratka,
                                  Vice President and Treasurer

                                                                  Exhibit 99.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                         (12 U.S.C.(S)1350, AS ADOPTED)


Pursuant to Section 906 of the Corporate Fraud Accountability Act of 2002
(18 U.S.C. Section 1350, as adopted), John R. Parten the Chief Executive Officer and President of Seven J Stock Farm, Inc. (the "Company") hereby certifies that, to the best of his knowledge:

1. The Company's Quarterly Report on Form 10Q-SB for the period ended April 30, 2003, and to which this Certification is attached as Exhibit 99.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 16, 2003


                                   /s/ John R. Parten
                                   ------------------------------------
                                   John R. Parten
                                   Chief Executive Officer and President

                                                                 Exhibit 99.2

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                        (12 U.S.C. (S) 1350, AS ADOPTED)

Pursuant to Section 906 of the Corporate Fraud Accountability Act of 2002
(18 U.S.C. Section 1350, as adopted), Robert F. Pratka the Vice President and Treasurer of Seven J Stock Farm, Inc. (the "Company") hereby certifies that, to the best of his knowledge:

1. The Company's Quarterly Report on Form 10Q-SB for the period ended April 30, 2003, and to which this Certification is attached as Exhibit 99.2 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 16, 2003


                                  /s/ Robert F. Pratka
                                  ------------------------------------
                                  Robert F. Pratka
                                  Vice President and Treasurer

                    EXHIBIT IV - INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Seven J Stock Farm, Inc.

We have audited the consolidated balance sheets of Seven J Stock Farm, Inc. and Subsidiary (the "Company") as of October 31, 2002 and 2001, and the related consolidated statements of operations, shareholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Seven J Stock Farm, Inc. and Subsidiary as of October 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

As disclosed in Note 15, the Company has not presented certain supplementary information for oil and gas activities that the Financial Accounting Standards Board has determined is necessary to supplement, although not required to be part of, the basic consolidated financial statements as of and for the year ended October 31, 2001.

As disclosed in Note 16 to the consolidated financial statements, the 2002 and 2001 consolidated financial statements have been restated to correct errors in the method of recognizing equity method income (losses) from the investment in the Company's 50% owned affiliate.



/s/ Mann Frankfort Stein & Lipp, LLP

Houston, Texas
December 17, 2002, except for Note 16, for which the date is June 19, 2003

                                     PROXY
                            SEVEN J STOCK FARM, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                September 24, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints John R. Parten and Virginia Cortinas, or either of them, as the true and lawful attorneys and proxies of the undersigned with full power of substitution to represent the undersigned and to vote, as designated, all of the shares of Common Stock of Seven J Stock Farm, Inc. ("the Company") that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held on September 24, 2003 and at any adjournments thereof.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE               /X/

APPROVAL OF A PROPOSED REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK THAT WOULD RESULT IN:

               a. THE SHAREHOLDERS RECEIVING ONE SHARE OF COMMON STOCK FOR EVERY ONE THOUSAND SHARES OF OUR COMMON STOCK THAT THEY CURRENTLY OWN, AND
               b. AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO REDUCE THE COMPANY'S AUTHORIZED COMMON STOCK FROM 1,500,000 TO 1,500 AUTHORIZED SHARES, WHICH IS IN PROPORTION TO THE REVERSE STOCK SPLIT. THE REVERSE STOCK SPLIT AND RELATED CASH PURCHASE BY THE COMPANY OF FRACTIONAL SHARES FOR $3.89 PER SHARE OF OLD COMMON STOCK RESULTING FROM THE REVERSE STOCK SPLIT IS PROPOSED TO TAKE THE COMPANY PRIVATE AND TAKE IT OUT OF THE REPORTING SYSTEM OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          FOR                                    / /

          AGAINST                                / /

          WITHHOLD AUTHORITY                     / /

TO BE SIGNED ON THE REVERSE SIDE


                               Proxy card side one


THIS PROXY WILL BE VOTED AS SPECIFIED, IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS SET FORTH HEREON.

PLEASE SIGN EXACTLY AS THE NAME APPEARS ON THE CERTIFICATE OR CERTIFICATES REPRESENTING SHARES TO BE VOTED BY THIS PROXY. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                                     DATED:____________________


                                                     --------------------------
                                                     SIGNATURE OF SHAREHOLDER


                                                     --------------------------
                                                     SIGNATURE IF JOINTLY OWNED

                               Proxy card side two